UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21777

John Hancock Funds III

(Exact name of registrant as specified in charter)

200 Berkeley Street, Boston, Massachusetts 02116
(Address of principal executive offices) (Zip code)

Salvatore Schiavone

Treasurer
200 Berkeley Street

Boston, Massachusetts 02116

(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2019

ITEM 1. REPORTS TO STOCKHOLDERS.

John Hancock

Disciplined Value Mid Cap Fund

Annual report 3/31/19

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you do not need to take any action. You may elect to receive shareholder reports and other communications electronically by calling John Hancock Investment Management at 800-225-5291 (Class A and Class C shares) or 888-972-8696 (Class I, Class R2, Class R4, Class R6, and Class ADV) or by contacting your financial intermediary.

You may elect to receive all reports in paper, free of charge, at any time. You can inform John Hancock Investment Management or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions listed above. Your election to receive reports in paper will apply to all funds held with John Hancock Investment Management or your financial intermediary.

A message to shareholders

Dear shareholder,

Market volatility was the big story in the latter half of 2018, as stocks sank in the fourth quarter, hurt by fears of slowing economic growth, mounting trade tensions between the United States and China, and a pullback in oil prices. Many of those fears were quelled in the beginning of 2019, as favorable earnings reports, progress with the China trade dispute, and signals from the U.S. Federal Reserve that interest-rate hikes were on hold sparked a market rebound.

Despite the positive economic news that has garnered headlines lately, we at John Hancock Investment Management believe that the bull market—which just celebrated its 10th anniversary on March 9—appears to be in the later innings. Whether or not these gains are sustained, it's clear we're in a late-cycle market.

Your best resource in unpredictable and volatile markets is your financial advisor, who can help position your portfolio so that it's sufficiently diversified to meet your long-term objectives and to withstand the inevitable turbulence along the way.

On behalf of everyone at John Hancock Investment Management, I'd like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. It is not possible to invest directly in an index. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
Disciplined Value Mid Cap Fund

2	Your fund at a glance
4	Discussion of fund performance
6	A look at performance
8	Your expenses
10	Fund's investments
16	Financial statements
20	Financial highlights
27	Notes to financial statements
35	Report of independent registered public accounting firm
36	Tax information
37	Trustees and Officers
41	More information

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term growth of capital with current income as a secondary objective.

AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/19 (%)

Class A shares (without sales charge)1
Russell Midcap Value Index
Morningstar mid-cap blend fund category average
–2.98
2.89
2.33
8.63
9.50
9.67
7.28
7.22
6.34
16.32
16.39
14.51
1 year
3 year
5 year
10 year

The Russell Midcap Value Index is an unmanaged index that measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

1	After the close of business on 7-9-10, holders of Investor shares of the former Robeco Boston Partners Mid Cap Value Fund (the predecessor fund) became owners of an equal number of full and fractional Class A shares of John Hancock Disciplined Value Mid Cap Fund, which were first offered on 7-12-10. Returns shown prior to Class A shares' commencement dates are those of the predecessor fund's Investor shares.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Mid-cap value stocks posted a gain

Despite a sharp sell-off in late 2018, the index generated a positive return thanks to its rally in the final three months of the period.

The fund underperformed the index

Weak stock selection in the information technology and healthcare sectors was the primary reason for the fund's shortfall.

Value stocks experienced poor relative performance

Although the value style outperformed somewhat in the downturn, it lagged in the full period due to investors' continued preference for faster-growing companies.

SECTOR COMPOSITION AS OF 3/31/19 (%)

A note about risks

The fund may be subject to various risks as described in the fund's prospectus. For more information, please refer to the "Principal risks" section of the prospectus.

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       3

Discussion of fund performance

How would you describe the market environment during the 12 months ended March 31, 2019?

After performing reasonably well through the first six months of the period, U.S. equities gave back ground in the fourth calendar quarter amid escalating fears about rising interest rates, the global growth outlook, and the United States' trade dispute with China. The sell-off reached its low point with a dramatic downturn on December 24, 2018, but the markets subsequently regained their footing and went on to produce a strong, protracted advance in the final three months of the period. The primary spark for the rally came from an abrupt shift toward more accommodative monetary policies by the U.S. Federal Reserve and other major world central banks. The value style trailed growth by a wide margin, weighing on the relative performance of higher-quality, undervalued companies.

What factors affected the fund's performance?

Stock selection and sector allocations both played a role in the fund's underperformance. With regard to the former, portfolio holdings in information technology, energy, healthcare, and industrials lagged their sector peers, offsetting a stronger showing in consumer staples. TE Connectivity, Ltd. was the largest detractor in technology. The company, which designs sensor equipment for use in industrial and automotive applications, experienced negative trends in earnings

TOP 10 HOLDINGS AS OF 3/31/19 (%)

Discover Financial Services	2.2
Alleghany Corp.	1.9
Pinnacle West Capital Corp.	1.8
AMETEK, Inc.	1.7
Boston Properties, Inc.	1.7
Xcel Energy, Inc.	1.7
Aon PLC	1.6
TE Connectivity, Ltd.	1.4
TD Ameritrade Holding Corp.	1.4
Reinsurance Group of America, Inc.	1.4
TOTAL	16.8
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       4

estimates and profit margins due to weaker-than-expected global auto production. A position in the pharmaceutical distribution company McKesson Corp. weighed on relative performance at a time in which biotechnology and mega-cap pharmaceutical stocks were the key drivers of the sector's return. East West Bancorp, Inc., whose links to China's economy caused it to be adversely affected by trade uncertainty, was the most significant detractor at the individual stock level.

The refining company Andeavor—which was acquired by Marathon Petroleum Corp.—was the leading individual contributor. We tendered the fund's shares on the offer. Holdings in the regulated utilities Pinnacle West Capital Corp., Entergy Corp., and Xcel Energy, Inc. also appreciated as investors were attracted to the companies' stable and predictable earnings and dividend streams.

In terms of overall portfolio activity, we made gradual changes at a stock-by-stock level as opportunities presented themselves. We made the largest additions in the healthcare and consumer discretionary sectors, while we reduced the fund's weightings in information technology and energy. As always, we maintained a focus on investing in companies with attractive valuations, sound fundamentals, and catalysts for improving business momentum. Although this approach didn't feed through to returns in the past 12 months, we believe these three factors provide a strong foundation for longer-term performance.

MANAGED BY

Steven L. Pollack, CFA On the fund since 2000 Investing since 1984
Joseph F. Feeney, Jr., CFA On the fund since 2010 Investing since 1985

The views expressed in this report are exclusively those of Steven L. Pollack, CFA, Boston Partners, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Boston Partners is an indirect, wholly owned subsidiary of Orix Corporation of Japan.
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       5

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  MARCH 31, 2019

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	10-year	5-year	10-year
Class A1	-7.85	6.18	15.73	34.98	330.93
Class C1	-4.57	6.47	15.65	36.82	327.88
Class I1,2	-2.79	7.55	16.63	43.90	365.50
Class R2[1,2]	-3.14	7.13	16.21	41.09	349.21
Class R4[1,2]	-2.90	7.39	16.38	42.82	355.80
Class R6[1,2]	-2.66	7.65	16.63	44.60	365.71
Class ADV[1,2]	-2.98	7.25	16.29	41.87	352.23
Index†	2.89	7.22	16.39	41.69	356.26

Performance figures assume all distributions are reinvested. Figures reflect maximum sales charges on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, Class R6, and Class ADV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until June 30, 2020 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class R2	Class R4	Class R6	Class ADV
Gross (%)	1.11	1.86	0.86	1.27	1.12	0.77	1.11
Net (%)	1.10	1.85	0.85	1.26	1.01	0.76	1.10

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the Russell Midcap Value Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       6

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Disciplined Value Mid Cap Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Russell Midcap Value Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C1,3	3-31-09	42,788	42,788	45,626
Class I1,2	3-31-09	46,550	46,550	45,626
Class R2[1,2]	3-31-09	44,921	44,921	45,626
Class R4[1,2]	3-31-09	45,580	45,580	45,626
Class R6[1,2]	3-31-09	46,571	46,571	45,626
Class ADV[1,2]	3-31-09	45,223	45,223	45,626

The Russell Midcap Value Index is an unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	Class A, Class C, Class R2, Class R4, and Class R6 shares were first offered on 7-12-10, 8-15-11, 3-1-12, 7-2-13, and 9-1-11, respectively; Class I and Class ADV shares were first offered on 7-12-10. Investor shares and Institutional shares of Robeco Boston Partners Mid Cap Value Fund (the predecessor fund) were first offered on 6-2-97. Returns shown prior to Class A and Class ADV shares' commencement dates are those of the predecessor fund's Investor shares. Returns shown prior to Class I shares' commencement date are those of the predecessor fund's Institutional shares. Returns shown prior to Class C, Class R2, Class R4, and Class R6 shares' commencement dates are those of the predecessor fund's Investor shares (prior to 7-12-10) and the fund's Class A shares (from 7-12-10), that have not been adjusted for class-specific expenses; otherwise, returns would vary.
2	For certain types of investors, as described in the fund's prospectuses.
3	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       7

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on October 1, 2018, with the same investment held until March 31, 2019.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at March 31, 2019, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on October 1, 2018, with the same investment held until March 31, 2019. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
8	JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND | ANNUAL REPORT

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 10-1-2018	Ending value on 3-31-2019	Expenses paid during period ended 3-31-2019[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$ 944.00	$5.38	1.11%
	Hypothetical example	1,000.00	1,019.40	5.59	1.11%
Class C	Actual expenses/actual returns	1,000.00	940.60	9.00	1.86%
	Hypothetical example	1,000.00	1,015.70	9.35	1.86%
Class I	Actual expenses/actual returns	1,000.00	944.80	4.27	0.88%
	Hypothetical example	1,000.00	1,020.50	4.43	0.88%
Class R2	Actual expenses/actual returns	1,000.00	943.30	6.15	1.27%
	Hypothetical example	1,000.00	1,018.60	6.39	1.27%
Class R4	Actual expenses/actual returns	1,000.00	944.60	4.90	1.01%
	Hypothetical example	1,000.00	1,019.90	5.09	1.01%
Class R6	Actual expenses/actual returns	1,000.00	945.70	3.69	0.76%
	Hypothetical example	1,000.00	1,021.10	3.83	0.76%
Class ADV	Actual expenses/actual returns	1,000.00	943.90	5.38	1.11%
	Hypothetical example	1,000.00	1,019.40	5.59	1.11%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
ANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND	9

Fund’s investments
AS OF 3-31-19
	Shares	Value
Common stocks 98.3%		$12,134,201,621
(Cost $9,803,658,074)
Communication services 1.5%		184,129,520
Entertainment 0.9%
Activision Blizzard, Inc.	1,044,081	47,537,008
NetEase, Inc., ADR	245,414	59,255,210
Media 0.6%
Liberty Global PLC, Series C (A)	1,817,304	43,996,930
Omnicom Group, Inc.	456,780	33,340,372
Consumer discretionary 6.1%		757,045,049
Auto components 1.2%
BorgWarner, Inc.	1,217,250	46,754,573
Gentex Corp.	1,895,307	39,194,949
Lear Corp.	472,656	64,144,146
Hotels, restaurants and leisure 1.1%
Wyndham Destinations, Inc.	1,313,325	53,176,529
Wyndham Hotels & Resorts, Inc.	1,786,812	89,322,732
Internet and direct marketing retail 2.0%
eBay, Inc.	3,536,471	131,344,533
Expedia Group, Inc.	965,521	114,896,999
Leisure products 0.5%
Hasbro, Inc.	703,818	59,838,606
Multiline retail 0.8%
Dollar Tree, Inc. (A)	619,114	65,031,735
Nordstrom, Inc. (B)	701,488	31,132,037
Specialty retail 0.5%
Ross Stores, Inc.	668,187	62,208,210
Consumer staples 1.8%		220,369,950
Beverages 0.8%
Coca-Cola European Partners PLC (New York Stock Exchange)	1,871,929	96,853,606
Food products 1.0%
Nomad Foods, Ltd. (A)	3,838,988	78,507,305
Tyson Foods, Inc., Class A	648,265	45,009,039
Energy 5.1%		630,715,813
Energy equipment and services 0.5%
Apergy Corp. (A)	1,529,248	62,790,923
Oil, gas and consumable fuels 4.6%
Canadian Natural Resources, Ltd.	1,637,181	45,022,478
Cimarex Energy Company	1,434,925	100,301,258
10	JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Diamondback Energy, Inc.	1,067,018	$108,334,338
Marathon Oil Corp.	2,575,248	43,032,394
Marathon Petroleum Corp.	1,124,795	67,318,981
Noble Energy, Inc.	4,024,787	99,532,983
Pioneer Natural Resources Company	685,464	104,382,458
Financials 23.9%		2,954,781,591
Banks 6.4%
East West Bancorp, Inc.	2,763,914	132,584,955
Fifth Third Bancorp	5,007,988	126,301,457
Huntington Bancshares, Inc.	11,867,803	150,483,742
KeyCorp	7,506,491	118,227,233
Regions Financial Corp.	7,063,742	99,951,949
SunTrust Banks, Inc.	2,727,254	161,589,800
Capital markets 3.8%
E*TRADE Financial Corp.	2,569,685	119,310,475
Moody's Corp.	375,784	68,050,725
Raymond James Financial, Inc.	852,456	68,545,987
State Street Corp.	631,379	41,551,052
TD Ameritrade Holding Corp.	3,497,817	174,855,872
Consumer finance 3.3%
Discover Financial Services	3,815,579	271,516,599
Navient Corp.	3,233,068	37,406,597
SLM Corp.	5,218,724	51,717,555
Synchrony Financial	1,411,116	45,014,600
Insurance 10.4%
Aflac, Inc.	923,102	46,155,100
Alleghany Corp. (A)	385,129	235,853,000
Aon PLC	1,180,655	201,537,809
Everest Re Group, Ltd.	562,791	121,540,344
Loews Corp.	1,388,336	66,542,944
Marsh & McLennan Companies, Inc.	811,467	76,196,751
Reinsurance Group of America, Inc.	1,181,920	167,809,002
The Allstate Corp.	1,342,525	126,439,005
The Travelers Companies, Inc.	603,088	82,719,550
Torchmark Corp.	607,555	49,789,132
W.R. Berkley Corp.	1,334,872	113,090,356
Health care 8.3%		1,018,423,036
Health care equipment and supplies 1.3%
Boston Scientific Corp. (A)	1,464,618	56,212,039
Zimmer Biomet Holdings, Inc.	809,815	103,413,376
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND	11

	Shares	Value
Health care (continued)
Health care providers and services 4.7%
AmerisourceBergen Corp.	995,047	$79,126,137
Centene Corp. (A)	1,545,683	82,075,767
DaVita, Inc. (A)	767,370	41,660,517
Henry Schein, Inc. (A)	720,267	43,295,249
Humana, Inc.	81,415	21,656,390
Laboratory Corp. of America Holdings (A)	702,662	107,493,233
McKesson Corp.	961,857	112,594,980
Universal Health Services, Inc., Class B	635,422	85,000,401
Life sciences tools and services 1.8%
ICON PLC (A)	754,571	103,059,307
IQVIA Holdings, Inc. (A)	829,605	119,338,679
Pharmaceuticals 0.5%
Jazz Pharmaceuticals PLC (A)	444,190	63,496,961
Industrials 17.7%		2,181,523,530
Aerospace and defense 3.1%
Curtiss-Wright Corp.	744,673	84,401,238
Harris Corp.	960,000	153,321,600
Huntington Ingalls Industries, Inc.	329,885	68,352,172
Spirit AeroSystems Holdings, Inc., Class A	407,755	37,321,815
Textron, Inc.	703,756	35,652,279
Airlines 1.7%
Delta Air Lines, Inc.	2,000,690	103,335,639
Southwest Airlines Company	2,066,232	107,258,103
Building products 1.0%
Masco Corp.	1,851,440	72,780,106
Owens Corning	1,031,864	48,621,432
Commercial services and supplies 0.6%
KAR Auction Services, Inc.	1,482,017	76,042,292
Electrical equipment 3.0%
AMETEK, Inc.	2,567,879	213,056,921
Eaton Corp. PLC	1,430,680	115,255,581
EnerSys	651,416	42,446,267
Machinery 5.1%
Cummins, Inc.	254,210	40,132,133
Dover Corp.	1,726,692	161,963,710
ITT, Inc.	1,286,072	74,592,176
PACCAR, Inc.	882,403	60,126,940
Parker-Hannifin Corp.	956,808	164,207,389
The Timken Company	1,012,392	44,160,539
WABCO Holdings, Inc. (A)	604,790	79,729,466
12	JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Industrials (continued)
Professional services 1.5%
ManpowerGroup, Inc.	720,879	$59,609,485
Robert Half International, Inc.	1,976,299	128,775,643
Road and rail 0.4%
Kansas City Southern	443,662	51,455,919
Trading companies and distributors 1.3%
Air Lease Corp.	890,774	30,598,087
HD Supply Holdings, Inc. (A)	2,152,240	93,299,604
WESCO International, Inc. (A)	660,762	35,026,994
Information technology 12.4%		1,529,325,208
Electronic equipment, instruments and components 2.3%
Arrow Electronics, Inc. (A)	824,187	63,511,850
Flex, Ltd. (A)	3,872,154	38,721,540
TE Connectivity, Ltd.	2,210,998	178,538,089
IT services 4.7%
Alliance Data Systems Corp.	350,083	61,257,523
Amdocs, Ltd.	782,054	42,316,942
Cognizant Technology Solutions Corp., Class A	420,136	30,438,853
Fidelity National Information Services, Inc.	1,442,812	163,182,037
First Data Corp., Class A (A)	2,969,657	78,012,889
Global Payments, Inc.	647,393	88,382,092
Leidos Holdings, Inc.	1,884,154	120,755,430
Semiconductors and semiconductor equipment 2.2%
KLA-Tencor Corp.	460,773	55,020,904
Marvell Technology Group, Ltd.	5,623,279	111,847,019
Qorvo, Inc. (A)	1,247,564	89,487,766
Versum Materials, Inc.	382,268	19,231,903
Software 0.6%
CDK Global, Inc.	1,264,204	74,360,479
Technology hardware, storage and peripherals 2.6%
Hewlett Packard Enterprise Company	4,072,034	62,831,485
HP, Inc.	4,442,694	86,321,544
NetApp, Inc.	754,888	52,343,934
Western Digital Corp.	542,173	26,056,834
Xerox Corp.	2,711,260	86,706,095
Materials 4.3%		532,108,199
Chemicals 2.7%
FMC Corp.	1,294,625	99,453,093
Nutrien, Ltd. (B)	2,181,298	115,085,282
The Mosaic Company	3,004,142	82,043,118
Trinseo SA	697,454	31,594,666
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND	13

	Shares	Value
Materials (continued)
Containers and packaging 1.6%
Avery Dennison Corp.	927,324	$104,787,612
Berry Global Group, Inc. (A)	194,263	10,464,948
Crown Holdings, Inc. (A)	649,904	35,465,261
Graphic Packaging Holding Company	4,213,319	53,214,219
Real estate 9.4%		1,159,837,152
Equity real estate investment trusts 9.4%
American Homes 4 Rent, Class A	2,033,718	46,206,073
Boston Properties, Inc.	1,584,930	212,190,428
Douglas Emmett, Inc.	3,338,154	134,928,185
Duke Realty Corp.	3,637,405	111,231,845
Equity Residential	2,069,740	155,892,817
Kilroy Realty Corp.	776,213	58,961,139
Prologis, Inc.	1,415,887	101,873,070
Regency Centers Corp.	1,886,743	127,336,285
Retail Properties of America, Inc., Class A	3,719,265	45,337,840
SL Green Realty Corp.	1,844,745	165,879,470
Utilities 7.8%		965,942,573
Electric utilities 6.2%
Alliant Energy Corp.	714,235	33,661,896
American Electric Power Company, Inc.	649,161	54,367,234
Edison International	829,574	51,367,222
Entergy Corp.	1,399,064	133,792,490
Evergy, Inc.	1,137,227	66,016,027
Pinnacle West Capital Corp.	2,261,647	216,168,220
Xcel Energy, Inc.	3,676,069	206,631,838
Independent power and renewable electricity producers 0.5%
Vistra Energy Corp.	2,314,211	60,238,912
Multi-utilities 1.1%
DTE Energy Company	1,151,986	143,698,734

	Yield (%)	Shares	Value
Securities lending collateral 0.0%			$6,143,864
(Cost $6,143,803)
John Hancock Collateral Trust (C)	2.6031(D)	613,969	6,143,864
Short-term investments 1.4%			$168,952,278
(Cost $168,952,278)
Money market funds 1.4%			168,952,278
State Street Institutional U.S. Government Money Market Fund, Premier Class	2.3851(D)	168,952,278	168,952,278

14	JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total investments (Cost $9,978,754,155) 99.7%	$12,309,297,763
Other assets and liabilities, net 0.3%	40,325,138
Total net assets 100.0%	$12,349,622,901

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 3-31-19.
(C)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(D)	The rate shown is the annualized seven-day yield as of 3-31-19.
At 3-31-19, the aggregate cost of investments for federal income tax purposes was $10,101,980,177. Net unrealized appreciation aggregated to $2,207,317,586, of which $2,452,311,703 related to gross unrealized appreciation and $244,994,117 related to gross unrealized depreciation.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND	15

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 3-31-19

Assets
Unaffiliated investments, at value (Cost $9,972,610,352) including $5,841,186 of securities loaned	$12,303,153,899
Affiliated investments, at value (Cost $6,143,803)	6,143,864
Total investments, at value (Cost $9,978,754,155)	12,309,297,763
Cash	7,802,905
Dividends and interest receivable	22,303,459
Receivable for fund shares sold	21,588,313
Receivable for investments sold	78,661,365
Receivable for securities lending income	4,785
Receivable for interfund lending	4,927,209
Other assets	491,690
Total assets	12,445,077,489
Liabilities
Payable for investments purchased	55,190,507
Payable for fund shares repurchased	30,735,452
Payable upon return of securities loaned	6,144,514
Payable to affiliates
Accounting and legal services fees	472,854
Transfer agent fees	1,002,903
Distribution and service fees	71,770
Other liabilities and accrued expenses	1,836,588
Total liabilities	95,454,588
Net assets	$12,349,622,901
Net assets consist of
Paid-in capital	$10,104,801,958
Total distributable earnings (loss)	2,244,820,943
Net assets	$12,349,622,901

16	JOHN HANCOCK Disciplined Value Mid Cap Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES  (continued)

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($1,184,064,071 ÷ 62,063,063 shares)[1]	$19.08
Class C ($181,586,085 ÷ 9,492,167 shares)[1]	$19.13
Class I ($7,783,894,250 ÷ 390,884,191 shares)	$19.91
Class R2 ($130,910,426 ÷ 6,595,876 shares)	$19.85
Class R4 ($74,422,596 ÷ 3,740,311 shares)	$19.90
Class R6 ($2,994,157,162 ÷ 150,440,095 shares)	$19.90
Class ADV ($588,311 ÷ 30,915 shares)	$19.03
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$20.08

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Disciplined Value Mid Cap Fund	17

STATEMENT OF OPERATIONS For the year ended  3-31-19

Investment income
Dividends	$227,193,093
Interest	4,950,403
Securities lending	437,684
Less foreign taxes withheld	(577,344)
Total investment income	232,003,836
Expenses
Investment management fees	97,402,683
Distribution and service fees	6,859,183
Accounting and legal services fees	2,129,303
Transfer agent fees	13,404,790
Trustees' fees	210,799
Custodian fees	1,592,855
State registration fees	292,347
Printing and postage	849,037
Professional fees	295,034
Other	360,255
Total expenses	123,396,286
Less expense reductions	(1,184,668)
Net expenses	122,211,618
Net investment income	109,792,218
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	475,258,537
Affiliated investments	(6,179)
475,252,358
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(1,083,555,870)
Affiliated investments	61
(1,083,555,809)
Net realized and unrealized loss	(608,303,451)
Decrease in net assets from operations	$(498,511,233)

18	JOHN HANCOCK Disciplined Value Mid Cap Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 3-31-19	Year ended 3-31-18
Increase (decrease) in net assets
From operations
Net investment income	$109,792,218	$77,453,476
Net realized gain	475,252,358	1,350,826,526
Change in net unrealized appreciation (depreciation)	(1,083,555,809)	(11,855,518)
Increase (decrease) in net assets resulting from operations	(498,511,233)	1,416,424,484
Distributions to shareholders
From net investment income and net realized gain
Class A	(144,723,293)	—
Class C	(22,813,889)	—
Class I	(917,596,549)	—
Class R2	(15,192,670)	—
Class R4	(9,323,306)	—
Class R6	(316,546,525)	—
Class ADV	(186,668)	—
From net investment income
Class A	—	(4,461,222)
Class I	—	(48,973,205)
Class R2	—	(250,599)
Class R4	—	(354,995)
Class R6	—	(15,013,808)
Class ADV	—	(5,803)
From net realized gain
Class A	—	(97,539,583)
Class C	—	(17,063,920)
Class I	—	(559,171,001)
Class R2	—	(11,603,133)
Class R4	—	(5,741,382)
Class R6	—	(147,101,314)
Class ADV	—	(126,872)
Total distributions	(1,426,382,900)	(907,406,837)
From fund share transactions	(384,273,493)	143,075,583
Total increase (decrease)	(2,309,167,626)	652,093,230
Net assets
Beginning of year	14,658,790,527	14,006,697,297
End of year[1]	$12,349,622,901	$14,658,790,527

[1]	Net assets - End of year includes undistributed net investment income of $20,012,522 at March 31, 2018. The SEC eliminated the requirement to disclose undistributed net investment income in the current reporting period.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Disciplined Value Mid Cap Fund	19

Financial highlights
CLASS A SHARES Period ended	3-31-19	3-31-18	3-31-17	3-31-16	3-31-15
Per share operating performance
Net asset value, beginning of period	$22.35	$21.61	$18.49	$20.19	$18.23
Net investment income[1]	0.12	0.07	0.10	0.13	0.05
Net realized and unrealized gain (loss) on investments	(1.01)	2.11	3.57	(0.63)	2.42
Total from investment operations	(0.89)	2.18	3.67	(0.50)	2.47
Less distributions
From net investment income	(0.13)	(0.06)	(0.14)	(0.07)	(0.06)
From net realized gain	(2.25)	(1.38)	(0.41)	(1.13)	(0.45)
Total distributions	(2.38)	(1.44)	(0.55)	(1.20)	(0.51)
Net asset value, end of period	$19.08	$22.35	$21.61	$18.49	$20.19
Total return (%)[2,3]	(2.98)	10.15	19.96	(2.59)	13.78
Ratios and supplemental data
Net assets, end of period (in millions)	$1,184	$1,547	$2,088	$1,971	$2,148
Ratios (as a percentage of average net assets):
Expenses before reductions	1.11	1.11	1.12	1.13	1.13
Expenses including reductions	1.10	1.10	1.12	1.12	1.13
Net investment income	0.58	0.30	0.48	0.70	0.28
Portfolio turnover (%)	53	53	50	47	35

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
20	JOHN HANCOCK Disciplined Value Mid Cap Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS C SHARES Period ended	3-31-19	3-31-18	3-31-17	3-31-16	3-31-15
Per share operating performance
Net asset value, beginning of period	$22.42	$21.77	$18.65	$20.43	$18.53
Net investment loss[1]	(0.04)	(0.10)	(0.05)	(0.01)	(0.08)
Net realized and unrealized gain (loss) on investments	(1.00)	2.13	3.58	(0.64)	2.43
Total from investment operations	(1.04)	2.03	3.53	(0.65)	2.35
Less distributions
From net realized gain	(2.25)	(1.38)	(0.41)	(1.13)	(0.45)
Net asset value, end of period	$19.13	$22.42	$21.77	$18.65	$20.43
Total return (%)[2,3]	(3.72)	9.35	18.99	(3.27)	12.90
Ratios and supplemental data
Net assets, end of period (in millions)	$182	$278	$319	$329	$366
Ratios (as a percentage of average net assets):
Expenses before reductions	1.86	1.86	1.87	1.88	1.89
Expenses including reductions	1.85	1.85	1.87	1.87	1.88
Net investment loss	(0.19)	(0.43)	(0.27)	(0.06)	(0.42)
Portfolio turnover (%)	53	53	50	47	35

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Disciplined Value Mid Cap Fund	21

CLASS I SHARES Period ended	3-31-19	3-31-18	3-31-17	3-31-16	3-31-15
Per share operating performance
Net asset value, beginning of period	$23.22	$22.39	$19.14	$20.86	$18.81
Net investment income[1]	0.18	0.14	0.16	0.20	0.12
Net realized and unrealized gain (loss) on investments	(1.06)	2.19	3.69	(0.67)	2.49
Total from investment operations	(0.88)	2.33	3.85	(0.47)	2.61
Less distributions
From net investment income	(0.18)	(0.12)	(0.19)	(0.12)	(0.11)
From net realized gain	(2.25)	(1.38)	(0.41)	(1.13)	(0.45)
Total distributions	(2.43)	(1.50)	(0.60)	(1.25)	(0.56)
Net asset value, end of period	$19.91	$23.22	$22.39	$19.14	$20.86
Total return (%)[2]	(2.79)	10.46	20.25	(2.35)	14.13
Ratios and supplemental data
Net assets, end of period (in millions)	$7,784	$9,799	$9,512	$7,802	$7,116
Ratios (as a percentage of average net assets):
Expenses before reductions	0.88	0.86	0.86	0.87	0.87
Expenses including reductions	0.87	0.85	0.86	0.86	0.86
Net investment income	0.82	0.58	0.75	0.99	0.63
Portfolio turnover (%)	53	53	50	47	35

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
22	JOHN HANCOCK Disciplined Value Mid Cap Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R2 SHARES Period ended	3-31-19	3-31-18	3-31-17	3-31-16	3-31-15
Per share operating performance
Net asset value, beginning of period	$23.14	$22.32	$19.09	$20.81	$18.77
Net investment income[1]	0.09	0.04	0.07	0.11	0.04
Net realized and unrealized gain (loss) on investments	(1.04)	2.19	3.68	(0.66)	2.48
Total from investment operations	(0.95)	2.23	3.75	(0.55)	2.52
Less distributions
From net investment income	(0.09)	(0.03)	(0.11)	(0.04)	(0.03)
From net realized gain	(2.25)	(1.38)	(0.41)	(1.13)	(0.45)
Total distributions	(2.34)	(1.41)	(0.52)	(1.17)	(0.48)
Net asset value, end of period	$19.85	$23.14	$22.32	$19.09	$20.81
Total return (%)[2]	(3.14)	10.03	19.76	(2.74)	13.66
Ratios and supplemental data
Net assets, end of period (in millions)	$131	$188	$216	$234	$250
Ratios (as a percentage of average net assets):
Expenses before reductions	1.27	1.26	1.27	1.27	1.29
Expenses including reductions	1.26	1.25	1.26	1.27	1.28
Net investment income	0.41	0.17	0.35	0.56	0.19
Portfolio turnover (%)	53	53	50	47	35

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Disciplined Value Mid Cap Fund	23

CLASS R4 SHARES Period ended	3-31-19	3-31-18	3-31-17	3-31-16	3-31-15
Per share operating performance
Net asset value, beginning of period	$23.20	$22.38	$19.13	$20.85	$18.81
Net investment income[1]	0.15	0.09	0.12	0.16	0.10
Net realized and unrealized gain (loss) on investments	(1.05)	2.20	3.70	(0.66)	2.47
Total from investment operations	(0.90)	2.29	3.82	(0.50)	2.57
Less distributions
From net investment income	(0.15)	(0.09)	(0.16)	(0.09)	(0.08)
From net realized gain	(2.25)	(1.38)	(0.41)	(1.13)	(0.45)
Total distributions	(2.40)	(1.47)	(0.57)	(1.22)	(0.53)
Net asset value, end of period	$19.90	$23.20	$22.38	$19.13	$20.85
Total return (%)[2]	(2.90)	10.26	20.09	(2.50)	13.93
Ratios and supplemental data
Net assets, end of period (in millions)	$74	$97	$95	$104	$118
Ratios (as a percentage of average net assets):
Expenses before reductions	1.12	1.12	1.11	1.12	1.15
Expenses including reductions	1.01	1.01	1.00	1.02	1.04
Net investment income	0.68	0.42	0.60	0.81	0.49
Portfolio turnover (%)	53	53	50	47	35

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
24	JOHN HANCOCK Disciplined Value Mid Cap Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R6 SHARES Period ended	3-31-19	3-31-18	3-31-17	3-31-16	3-31-15
Per share operating performance
Net asset value, beginning of period	$23.21	$22.38	$19.13	$20.85	$18.81
Net investment income[1]	0.21	0.17	0.18	0.22	0.14
Net realized and unrealized gain (loss) on investments	(1.07)	2.18	3.69	(0.67)	2.48
Total from investment operations	(0.86)	2.35	3.87	(0.45)	2.62
Less distributions
From net investment income	(0.20)	(0.14)	(0.21)	(0.14)	(0.13)
From net realized gain	(2.25)	(1.38)	(0.41)	(1.13)	(0.45)
Total distributions	(2.45)	(1.52)	(0.62)	(1.27)	(0.58)
Net asset value, end of period	$19.90	$23.21	$22.38	$19.13	$20.85
Total return (%)[2]	(2.66)	10.56	20.35	(2.25)	14.21
Ratios and supplemental data
Net assets, end of period (in millions)	$2,994	$2,748	$1,774	$1,053	$807
Ratios (as a percentage of average net assets):
Expenses before reductions	0.77	0.77	0.77	0.77	0.78
Expenses including reductions	0.76	0.76	0.76	0.76	0.77
Net investment income	0.96	0.71	0.86	1.13	0.73
Portfolio turnover (%)	53	53	50	47	35

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Disciplined Value Mid Cap Fund	25

CLASS ADV SHARES Period ended	3-31-19	3-31-18	3-31-17	3-31-16	3-31-15
Per share operating performance
Net asset value, beginning of period	$22.30	$21.56	$18.46	$20.15	$18.20
Net investment income[1]	0.11	0.07	0.11	0.12	0.04
Net realized and unrealized gain (loss) on investments	(1.00)	2.11	3.54	(0.63)	2.40
Total from investment operations	(0.89)	2.18	3.65	(0.51)	2.44
Less distributions
From net investment income	(0.13)	(0.06)	(0.14)	(0.05)	(0.04)
From net realized gain	(2.25)	(1.38)	(0.41)	(1.13)	(0.45)
Total distributions	(2.38)	(1.44)	(0.55)	(1.18)	(0.49)
Net asset value, end of period	$19.03	$22.30	$21.56	$18.46	$20.15
Total return (%)[2]	(2.98)	10.17	19.88	(2.59)	13.67
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$2	$2	$1	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	1.11	1.11	1.13	1.42	3.12
Expenses including reductions	1.10	1.10	1.12	1.16	1.25
Net investment income	0.49	0.32	0.55	0.63	0.21
Portfolio turnover (%)	53	53	50	47	35

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
26	JOHN HANCOCK Disciplined Value Mid Cap Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements

Note 1 — Organization

John Hancock Disciplined Value Mid Cap Fund (the fund) is a series of John Hancock Funds III (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term growth of capital with current income as a secondary objective.

The fund may offer multiple classes of shares. The shares currently offered by the fund are detailed in the Statement of assets and liabilities. Class A and Class C are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2 and Class R4 shares are only available to certain retirement and 529 plans. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class ADV shares are available only to investors who acquired Class A shares as a result of the reorganization of the Robeco Boston Partners Mid Cap Value Fund into the fund. Class C shares convert to Class A shares ten years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

Effective March 11, 2019, all classes of shares offered by the fund are reopened to new investors.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market. Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       27

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of March 31, 2019, all investments are categorized as Level 1 under the hierarchy described above.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of the fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT invests in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       28

Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of March 31, 2019, the fund loaned common stocks valued at $5,841,186 and received $6,144,514 of cash collateral.

Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriation taxes imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.

Line of credit. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Commitment fees for the year ended March 31, 2019 were $32,108.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of March 31, 2019, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       29

The tax character of distributions for the years ended March 31, 2019 and 2018 was as follows:

	March 31, 2019	March 31, 2018
Ordinary Income	$151,378,321	$84,356,038
Long-Term Capital Gain	1,275,004,579	823,050,799
Total	$1,426,382,900	$907,406,837

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of March 31, 2019, the components of distributable earnings on a tax basis consisted of $24,801,729 of undistributed ordinary income and $12,701,438 of undistributed long-term capital gains.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals and treatment of a portion of the proceeds from redemptions as distributions for tax purposes.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation.

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.800% of the first $500 million of the fund's average daily net assets; (b) 0.775% of the next $500 million of the fund's average daily net assets; (c) 0.750% of the next $500 million of the fund's average daily net assets; (d) 0.725% of the next $1 billion of the fund's average daily net assets; and (e) 0.700% of the fund's average daily net assets in excess of $2.5 billion. The Advisor has a subadvisory agreement with Boston Partners Global Investors, Inc., an indirect, wholly owned subsidiary of Orix Corporation of Japan. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended March 31, 2019, this waiver amounted to 0.01% of the fund's average net assets. This agreement expires on June 30, 2020, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       30

For the year ended March 31, 2019, these expense reductions amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$109,416	Class R4	$7,083
Class C	18,636	Class R6	230,678
Class I	717,390	Class ADV	134
Class R2	12,736	Total	$1,096,073

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended March 31, 2019 were equivalent to a net annual effective rate of 0.70% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended March 31, 2019 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class C, Class R2, Class R4 and Class ADV shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R2 and Class R4 shares, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Rule 12b-1 fee	Service fee	Class	Rule 12b-1 fee	Service fee
Class A	0.30%	—	Class R4	0.25%	0.10%
Class C	1.00%	—	Class ADV	0.25%	—
Class R2	0.25%	0.25%

Class A shares are currently charged 0.25% for Rule 12b-1 fees.

The fund's Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on July 31, 2020, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $88,595 for Class R4 shares for the year ended March 31, 2019.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $334,408 for the year ended March 31, 2019. Of this amount, $41,414 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $292,525 was paid as sales commissions to broker-dealers and $469 was paid as sales commissions to sales personnel of Signator Investors, Inc., which had been a broker-dealer affiliate of the Advisor through November 2, 2018.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC.

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       31

CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended March 31, 2019, CDSCs received by the Distributor amounted to $1,069 and $6,029 for Class A and Class C shares, respectively.

Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended March 31, 2019 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$3,421,724	$1,503,716
Class C	2,326,853	255,325
Class I	—	11,225,387
Class R2	796,373	20,952
Class R4	310,082	11,664
Class R6	—	385,933
Class ADV	4,151	1,813
Total	$6,859,183	$13,404,790

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. Any open loans at period end are presented under the caption Receivable for interfund lending in the Statement of assets and liabilities. The fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or lender	Weighted average loan balance	Days outstanding	Weighted average interest rate	Interest income
Lender	$10,117,882	6	2.250%	$3,794

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       32

Note 5 — Fund share transactions

Transactions in fund shares for the fund for the years ended March 31, 2019 and 2018 were as follows:

		Year ended 3-31-19		Year ended 3-31-18
	Shares	Amount	Shares	Amount
Class A shares
Sold	9,600,767	$196,392,115	11,235,851	$250,783,397
Distributions reinvested	7,176,446	124,941,934	3,987,112	88,792,985
Repurchased	(23,945,531)	(486,398,627)	(42,639,114)	(955,514,561)
Net decrease	(7,168,318)	$(165,064,578)	(27,416,151)	$(615,938,179)
Class C shares
Sold	535,694	$10,538,379	468,051	$10,479,110
Distributions reinvested	1,097,981	19,203,695	643,421	14,406,199
Repurchased	(4,549,113)	(92,210,346)	(3,339,879)	(74,955,162)
Net decrease	(2,915,438)	$(62,468,272)	(2,228,407)	$(50,069,853)
Class I shares
Sold	96,199,367	$2,043,980,260	100,579,986	$2,335,529,208
Distributions reinvested	42,216,483	766,651,337	22,467,686	519,452,895
Repurchased	(169,569,857)	(3,552,367,272)	(125,787,847)	(2,934,539,252)
Net decrease	(31,154,007)	$(741,735,675)	(2,740,175)	$(79,557,149)
Class R2 shares
Sold	1,473,157	$30,719,374	1,729,337	$40,010,051
Distributions reinvested	678,989	12,303,280	415,562	9,582,855
Repurchased	(3,661,304)	(79,802,365)	(3,708,925)	(86,242,670)
Net decrease	(1,509,158)	$(36,779,711)	(1,564,026)	$(36,649,764)
Class R4 shares
Sold	878,937	$19,103,976	1,094,641	$25,429,018
Distributions reinvested	513,681	9,323,305	263,798	6,096,377
Repurchased	(1,849,341)	(38,431,474)	(1,425,921)	(33,310,046)
Net decrease	(456,723)	$(10,004,193)	(67,482)	$(1,784,651)
Class R6 shares
Sold	48,812,674	$1,040,348,591	53,459,571	$1,263,250,283
Distributions reinvested	16,526,815	299,796,417	6,815,858	157,514,495
Repurchased	(33,281,169)	(707,145,429)	(21,142,024)	(493,583,155)
Net increase	32,058,320	$632,999,579	39,133,405	$927,181,623
Class ADV shares
Sold	1,749	$38,161	1,177	$25,991
Distributions reinvested	10,753	186,669	5,971	132,675
Repurchased	(76,260)	(1,445,473)	(11,864)	(265,110)
Net decrease	(63,758)	$(1,220,643)	(4,716)	$(106,444)
Total net increase (decrease)	(11,209,082)	$(384,273,493)	5,112,448	$143,075,583

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       33

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $7,057,799,076 and $8,619,143,191, respectively, for the year ended March 31, 2019.

Note 7 — Investment in affiliated underlying funds

The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund's purchases and sales of the affiliated underlying funds as well as income and capital gains earned, if any, during the period is as follows:

					Dividends and distributions
Fund	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gain distributions received	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Ending value
John Hancock Collateral Trust*	615,609	81,394,724	(81,396,364)	613,969	—	—	($6,179)	$61	$6,143,864
*Refer to the Securities lending note within Note 2 for details regarding this investment.

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       34

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of John Hancock Funds III and Shareholders of John Hancock Disciplined Value Mid Cap Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the Fund's investments, of John Hancock Disciplined Value Mid Cap Fund (one of the funds constituting John Hancock Funds III, referred to hereafter as the "Fund") as of March 31, 2019, the related statement of operations for the year ended March 31, 2019, the statements of changes in net assets for each of the two years in the period ended March 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2019 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2019 and the financial highlights for each of the five years in the period ended March 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019 by correspondence with the custodian, transfer agents, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

May 16, 2019

We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       35

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended March 31, 2019.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The fund paid $1,314,432,434 in capital gain dividends.

Eligible shareholders will be mailed a 2019 Form 1099-DIV in early 2020. This will reflect the tax character of all distributions paid in calendar year 2019.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       36

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	215
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.

Charles L. Bardelis,[2] Born: 1941	2012	215
Trustee Director, Island Commuter Corp. (marine transport). Trustee of various trusts within the John Hancock Fund Complex (since 1988).

James R. Boyle, Born: 1959	2015	215
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee of various trusts within the John Hancock Fund Complex (2005-2014 and since 2015).

Peter S. Burgess,[2] Born: 1942	2012	215
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).

William H. Cunningham, Born: 1944	2006	215
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee of various trusts within the John Hancock Fund Complex (since 1986).

Grace K. Fey, Born: 1946	2012	215
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       37

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2012	215
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Board Member, Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Deborah C. Jackson, Born: 1952	2008	215
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

James M. Oates, Born: 1946	2012	215

Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2004) and Chairperson of the Board (2005-2016) of various trusts within the John Hancock Fund Complex.

Steven R. Pruchansky, Born: 1944	2006	215
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011-2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.

Gregory A. Russo, Born: 1949	2008	215
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       38

Non-Independent Trustees3

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	215
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).

Marianne Harrison, Born: 1963	2018	215
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013-2017); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (since 2017); Member, Board of Directors, Manulife Assurance Canada (since 2015); Board Member, St. Mary's General Hospital Foundation (since 2014); Member, Board of Directors, Manulife Bank of Canada (since 2013); Member, Standing Committee of the Canadian Life & Health Assurance Association (since 2013); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012-2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
Francis V. Knox, Jr., Born: 1947	2006
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, various trusts within the John Hancock Fund Complex, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       39

Principal officers who are not Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
Christopher (Kit) Sechler, Born: 1973	2018
Chief Legal Officer and Secretary
Vice President and Deputy Chief Counsel, John Hancock Investments (since 2015); Assistant Vice President and Senior Counsel (2009-2015), John Hancock Investments; Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2018); Assistant Secretary of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2009).

The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       40

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†#
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo

Officers

Andrew G. Arnott
President

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Christopher (Kit) Sechler**
Secretary and Chief Legal Officer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Boston Partners Global Investors, Inc.

Portfolio Managers

Joseph F. Feeney, Jr., CFA
Steven L. Pollack, CFA

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

* Member of the Audit Committee
† Non-Independent Trustee
#Effective 6-19-18

**Effective 9-13-18

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

All of the fund's holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund's Form N-PORT filings are available on our website and the SEC's website, sec.gov.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE MID CAP FUND       41

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Financial Industries

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Regional Bank

Small Cap Core

Small Cap Growth

Small Cap Value

U.S. Global Leaders Growth

U.S. Quality Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Global Thematic Opportunities

Greater China Opportunities

International Dynamic Growth

International Growth

International Small Company

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Disciplined Alternative Yield

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Infrastructure

Seaport Long/Short

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Balanced

Income Allocation

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Emerging Markets ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Media and
Communications ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investment Management

A trusted brand

John Hancock Investment Management is a premier asset manager representing one of America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC
200 Berkeley Street ■ Boston, MA 02116-5010 ■ 800-225-5291 ■ jhinvestments.com

This report is for the information of the shareholders of John Hancock Disciplined Value Mid Cap Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

MF802039	363A 3/19 5/19

John Hancock

Disciplined Value Fund

Annual report 3/31/19

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you do not need to take any action. You may elect to receive shareholder reports and other communications electronically by calling John Hancock Investment Management at 800-225-5291 (Class A, Class B and Class C shares) or 888-972-8696 (Class I, Class I2, Class R1, Class R2, Class R3, Class R4, Class R5, Class R6 and Class NAV) or by contacting your financial intermediary.

You may elect to receive all reports in paper, free of charge, at any time. You can inform John Hancock Investment Management or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions listed above. Your election to receive reports in paper will apply to all funds held with John Hancock Investment Management or your financial intermediary.

A message to shareholders

Dear shareholder,

Market volatility was the big story in the latter half of 2018, as stocks sank in the fourth quarter, hurt by fears of slowing economic growth, mounting trade tensions between the United States and China, and a pullback in oil prices. Many of those fears were quelled in the beginning of 2019, as favorable earnings reports, progress with the China trade dispute, and signals from the U.S. Federal Reserve that interest-rate hikes were on hold sparked a market rebound.

Despite the positive economic news that has garnered headlines lately, we at John Hancock Investment Management believe that the bull market—which just celebrated its 10th anniversary on March 9—appears to be in the later innings. Whether or not these gains are sustained, it's clear we're in a late-cycle market.

Your best resource in unpredictable and volatile markets is your financial advisor, who can help position your portfolio so that it's sufficiently diversified to meet your long-term objectives and to withstand the inevitable turbulence along the way.

On behalf of everyone at John Hancock Investment Management, I'd like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. It is not possible to invest directly in an index. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
Disciplined Value Fund

2	Your fund at a glance
4	Discussion of fund performance
6	A look at performance
8	Your expenses
10	Fund's investments
14	Financial statements
19	Financial highlights
31	Notes to financial statements
40	Report of independent registered public accounting firm
41	Tax information
42	Trustees and Officers
46	More information

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks to provide long-term growth of capital primarily through investment in equity securities. Current income is a secondary objective.

AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/19 (%)

Class A shares (without sales charge)
Russell 1000 Value Index
Morningstar large value fund category average
0.45
5.67
4.48
10.20
10.45
10.01
6.39
7.72
7.20
13.86
14.52
13.68
1 year
3 year
5 year
10 year

The Russell 1000 Value Index is an unmanaged index containing those securities in the Russell 1000 Index with a lower price-to-book ratio and less-than-average growth orientation.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

The Russell 1000 Value Index finished in positive territory

Despite a sharp sell-off in late 2018, the fund's benchmark posted a gain thanks to its rally in the final three months of the period.

Value stocks experienced weak relative performance

Although the value style outperformed somewhat in the downturn, it lagged in the full period due to investors' continued preference for faster-growing companies.

The fund underperformed the index

Stock selection in the healthcare and materials sectors was the primary reason for the fund's shortfall.

SECTOR COMPOSITION AS OF 3/31/19 (%)

A note about risks

The fund may be subject to various risks as described in the fund's prospectus. For more information, please refer to the "Principal risks" section of the prospectus.

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       3

Discussion of fund performance

How would you describe the market environment during the 12 months ended March 31, 2019?

After performing very well in the first six months of the period, U.S. equities fell sharply in the fourth quarter of 2018 in reaction to rising trade tensions between the United States and China and expectations that the U.S. Federal Reserve would continue to raise interest rates. Both of these concerns began to fade in early 2019, allowing the index to regain its earlier losses and close the 12-month period in positive territory. The value style trailed growth by a wide margin, weighing on the relative performance of higher-quality, undervalued companies.

What factors affected the fund's performance?

The fund's underperformance of its benchmark, the Russell 1000 Value Index, was a result of both stock selection and sector allocations. With regard to selection, the largest performance deficits occurred in the healthcare and materials sectors. Cigna Corp., which recently completed its acquisition of Express Scripts Company, was a large detractor in healthcare. Cigna's contract with the health insurance provider Anthem was discontinued nine months earlier than expected, pressuring the company's earnings outlook. Positions in the pharmaceutical distribution companies CVS Health Corp. and McKesson Corp. also weighed on relative performance at a time in which biotechnology and mega-cap pharmaceutical stocks

TOP 10 HOLDINGS AS OF 3/31/19 (%)		COUNTRY COMPOSITION AS OF 3/31/19 (%)
Cisco Systems, Inc.	4.3	United States	85.6
Johnson & Johnson	4.3	Switzerland	2.9
Berkshire Hathaway, Inc., Class B	4.2	Canada	2.5
Comcast Corp., Class A	3.5	Netherlands	2.5
Bank of America Corp.	3.3	Ireland	2.4
The Procter & Gamble Company	2.9	United Kingdom	2.4
Chevron Corp.	2.8	Other countries	1.7
Citigroup, Inc.	2.7	TOTAL	100.0
Verizon Communications, Inc.	2.5
Pfizer, Inc.	2.3
TOTAL	32.8
As a percentage of net assets.		As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       4

were the key drivers of the sector's return. Weakness in WestRock Company, a producer of corrugated packaging products whose shares came under pressure from the uncertainty surrounding trade policy, was a large detractor in materials.

Stock selection in energy had a mixed effect on results. On the positive side, the refining company Andeavor—which was acquired by Marathon Petroleum Corp.—was the leading individual contributor in both the sector and the fund as a whole. We tendered the fund's shares on the offer. Marathon itself was a key detractor, however, as were the smaller exploration companies Cimarex Energy Company and EQT Corp.

Stock selection in communications services and financials added value thanks to an underweight in AT&T Corp. and a position in American Express Company, respectively. Outside of these two sectors, key contributors included the technology stocks Cisco Systems, Inc. and NetApp, Inc.

In terms of overall portfolio activity, we made gradual changes at a stock-by-stock level as opportunities presented themselves. We made the largest additions in the consumer staples and industrials sectors, while we reduced the fund's weightings in financials and information technology.

MANAGED BY

Mark E. Donovan, CFA On the fund since 2008 and its predecessor since 1997 Investing since 1981
David J. Pyle, CFA On the fund since 2008 and its predecessor since 1997 Investing since 1995
Stephanie T. McGirr On the fund since 2018 Investing since 2002
David T. Cohen, CFA On the fund since 2018 Investing since 2005

The views expressed in this report are exclusively those of Mark E. Donovan, CFA, Boston Partners, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Boston Partners is an indirect, wholly owned subsidiary of Orix Corporation of Japan.
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       5

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  MARCH 31, 2019

Average annual total returns (%) with maximum sales charge					Cumulative total returns (%) with maximum sales charge
	1-year	5-year	10-year	Since inception	5-year	10-year	Since inception
Class A	-4.58	5.30	13.28	—	29.47	247.85	—
Class B	-4.90	5.26	12.93	—	29.21	237.39	—
Class C	-1.26	5.59	12.97	—	31.26	238.56	—
Class I1	0.64	6.66	14.19	—	38.05	276.88	—
Class I2[1]	0.64	6.65	14.20	—	37.96	277.18	—
Class R1[1]	0.01	5.95	13.41	—	33.53	251.83	—
Class R2[1]	0.24	6.23	13.74	—	35.30	262.20	—
Class R3[1]	0.08	6.06	13.51	—	34.21	255.23	—
Class R4[1]	0.52	6.49	13.94	—	36.95	268.84	—
Class R5[1]	0.75	6.73	14.23	—	38.47	278.28	—
Class R6[1]	0.76	6.77	14.18	—	38.75	276.60	—
Class NAV[1,2]	0.77	6.78	—	12.83	38.84	—	227.93
Index 1†	5.67	7.72	14.52	—	45.04	288.03	—
Index 2†	9.50	10.91	15.92	—	67.81	338.09	—

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1 to 6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, and 1%. No sales charge will be assessed after the sixth year. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class I2, Class R1, Class R2, Class R3, Class R4, Class R5, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until June 30, 2020 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class I2	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class NAV
Gross (%)	1.06	1.81	1.81	0.81	0.81	1.46	1.21	1.36	1.06	0.76	0.71	0.70
Net (%)	1.05	1.80	1.80	0.80	0.80	1.45	1.20	1.35	0.95	0.75	0.70	0.69

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index 1 is the Russell 1000 Value Index; Index 2 is the S&P 500 Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       6

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Disciplined Value Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two separate indexes.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)	Index 2 ($)
Class B3	3-31-09	33,739	33,739	38,803	43,809
Class C3	3-31-09	33,856	33,856	38,803	43,809
Class I1	3-31-09	37,688	37,688	38,803	43,809
Class I2[1]	3-31-09	37,718	37,718	38,803	43,809
Class R1[1]	3-31-09	35,183	35,183	38,803	43,809
Class R2[1]	3-31-09	36,220	36,220	38,803	43,809
Class R3[1]	3-31-09	35,523	35,523	38,803	43,809
Class R4[1]	3-31-09	36,884	36,884	38,803	43,809
Class R5[1]	3-31-09	37,828	37,828	38,803	43,809
Class R6[1]	3-31-09	37,660	37,660	38,803	43,809
Class NAV[1]	5-29-09	32,793	32,793	33,425	38,379

The Russell 1000 Value Index is an unmanaged index containing those securities in the Russell 1000 Index with a lower price-to-book ratio and less-than-average growth orientation.

The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	For certain types of investors, as described in the fund's prospectuses.
2	From 5-29-09.
3	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       7

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on October 1, 2018, with the same investment held until March 31, 2019.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at March 31, 2019, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on October 1, 2018, with the same investment held until March 31, 2019. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
8	JOHN HANCOCK DISCIPLINED VALUE FUND | ANNUAL REPORT

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 10-1-2018	Ending value on 3-31-2019	Expenses paid during period ended 3-31-2019[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$ 939.50	$5.08	1.05%
	Hypothetical example	1,000.00	1,019.70	5.29	1.05%
Class B	Actual expenses/actual returns	1,000.00	935.80	8.69	1.80%
	Hypothetical example	1,000.00	1,016.00	9.05	1.80%
Class C	Actual expenses/actual returns	1,000.00	935.40	8.69	1.80%
	Hypothetical example	1,000.00	1,016.00	9.05	1.80%
Class I	Actual expenses/actual returns	1,000.00	940.20	3.97	0.82%
	Hypothetical example	1,000.00	1,020.80	4.13	0.82%
Class I2	Actual expenses/actual returns	1,000.00	940.20	3.97	0.82%
	Hypothetical example	1,000.00	1,020.80	4.13	0.82%
Class R1	Actual expenses/actual returns	1,000.00	937.50	7.00	1.45%
	Hypothetical example	1,000.00	1,017.70	7.29	1.45%
Class R2	Actual expenses/actual returns	1,000.00	938.50	5.85	1.21%
	Hypothetical example	1,000.00	1,018.90	6.09	1.21%
Class R3	Actual expenses/actual returns	1,000.00	937.70	6.57	1.36%
	Hypothetical example	1,000.00	1,018.20	6.84	1.36%
Class R4	Actual expenses/actual returns	1,000.00	939.50	4.59	0.95%
	Hypothetical example	1,000.00	1,020.20	4.78	0.95%
Class R5	Actual expenses/actual returns	1,000.00	940.90	3.68	0.76%
	Hypothetical example	1,000.00	1,021.10	3.83	0.76%
Class R6	Actual expenses/actual returns	1,000.00	941.00	3.44	0.71%
	Hypothetical example	1,000.00	1,021.40	3.58	0.71%
Class NAV	Actual expenses/actual returns	1,000.00	941.10	3.34	0.69%
	Hypothetical example	1,000.00	1,021.50	3.48	0.69%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
ANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE FUND	9

Fund’s investments
AS OF 3-31-19
	Shares	Value
Common stocks 98.9%		$14,740,435,625
(Cost $13,014,179,781)
Communication services 8.5%		1,269,783,423
Diversified telecommunication services 2.5%
Verizon Communications, Inc.	6,413,559	379,233,744
Interactive media and services 1.8%
Alphabet, Inc., Class A (A)	226,856	266,984,558
Media 4.2%
Comcast Corp., Class A	13,118,316	524,470,274
Liberty Global PLC, Series C (A)	4,093,137	99,094,847
Consumer discretionary 5.9%		885,835,686
Hotels, restaurants and leisure 1.6%
Las Vegas Sands Corp.	1,875,040	114,302,438
Wyndham Destinations, Inc.	1,611,244	65,239,270
Wyndham Hotels & Resorts, Inc.	1,292,922	64,633,171
Household durables 0.3%
Toll Brothers, Inc.	1,043,335	37,768,727
Internet and direct marketing retail 1.5%
Booking Holdings, Inc. (A)	64,552	112,637,430
eBay, Inc.	3,013,861	111,934,798
Multiline retail 0.9%
Target Corp.	1,672,426	134,228,911
Specialty retail 1.6%
AutoZone, Inc. (A)	85,698	87,765,036
Lowe's Companies, Inc.	1,437,160	157,325,905
Consumer staples 5.6%		830,959,290
Beverages 1.1%
Coca-Cola European Partners PLC (New York Stock Exchange)	2,022,336	104,635,665
Molson Coors Brewing Company, Class B	1,020,320	60,862,088
Food products 1.5%
Mondelez International, Inc., Class A	3,160,139	157,754,139
Tyson Foods, Inc., Class A	998,348	69,315,302
Household products 3.0%
The Procter & Gamble Company	4,213,283	438,392,096
Energy 9.9%		1,479,646,497
Energy equipment and services 0.3%
Apergy Corp. (A)	1,230,345	50,517,966
Oil, gas and consumable fuels 9.6%
Canadian Natural Resources, Ltd.	3,657,206	100,573,165
10	JOHN HANCOCK DISCIPLINED VALUE FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Chevron Corp.	3,382,334	$416,635,902
Cimarex Energy Company	1,442,551	100,834,315
ConocoPhillips	3,171,619	211,673,852
Noble Energy, Inc.	7,223,365	178,633,816
Petroleo Brasileiro SA, ADR	2,763,521	43,995,254
Pioneer Natural Resources Company	539,780	82,197,698
Royal Dutch Shell PLC, ADR, Class A	4,706,575	294,584,529
Financials 21.9%		3,270,738,046
Banks 9.0%
Bank of America Corp.	17,986,662	496,252,005
BB&T Corp.	1,179,511	54,882,647
Citigroup, Inc.	6,539,751	406,903,307
SunTrust Banks, Inc.	924,133	54,754,880
Wells Fargo & Company	6,760,460	326,665,427
Consumer finance 1.8%
American Express Company	883,073	96,519,879
Discover Financial Services	2,420,461	172,240,005
Diversified financial services 4.1%
Berkshire Hathaway, Inc., Class B (A)	3,097,779	622,312,823
Insurance 7.0%
American International Group, Inc.	6,090,366	262,251,160
Aon PLC	900,139	153,653,727
Chubb, Ltd.	1,646,393	230,626,731
Everest Re Group, Ltd.	482,947	104,297,234
The Allstate Corp.	3,072,608	289,378,221
Health care 16.7%		2,496,462,549
Biotechnology 0.9%
Biogen, Inc. (A)	160,013	37,823,873
Gilead Sciences, Inc.	1,517,240	98,635,772
Health care equipment and supplies 1.8%
Medtronic PLC	2,992,451	272,552,437
Health care providers and services 5.7%
Anthem, Inc.	498,707	143,118,935
Cigna Corp.	1,815,671	291,996,210
CVS Health Corp.	2,972,737	160,319,706
McKesson Corp.	680,091	79,611,452
Quest Diagnostics, Inc.	1,404,140	126,260,269
UnitedHealth Group, Inc.	213,514	52,793,472
Pharmaceuticals 8.3%
Johnson & Johnson	4,534,973	633,943,876
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE FUND	11

	Shares	Value
Health care (continued)
Pharmaceuticals (continued)
Novartis AG, ADR	2,121,906	$204,000,043
Novo Nordisk A/S, ADR	1,110,631	58,097,108
Pfizer, Inc.	7,942,298	337,309,396
Industrials 11.5%		1,713,235,873
Aerospace and defense 3.2%
The Boeing Company	413,389	157,674,832
United Technologies Corp.	2,505,705	322,960,317
Air freight and logistics 0.8%
United Parcel Service, Inc., Class B	1,101,402	123,070,659
Airlines 2.6%
Delta Air Lines, Inc.	4,200,937	216,978,396
Southwest Airlines Company	3,127,056	162,325,477
Building products 0.5%
Owens Corning	1,627,986	76,710,700
Electrical equipment 1.3%
Eaton Corp. PLC	2,399,177	193,277,699
Machinery 1.0%
Dover Corp.	1,550,074	145,396,941
Road and rail 2.1%
Kansas City Southern	807,158	93,614,185
Union Pacific Corp.	1,323,126	221,226,667
Information technology 9.9%		1,469,109,168
Communications equipment 4.3%
Cisco Systems, Inc.	11,764,391	635,159,473
IT services 1.6%
DXC Technology Company	3,618,339	232,695,381
Semiconductors and semiconductor equipment 0.5%
NXP Semiconductors NV	826,835	73,083,946
Software 2.3%
Microsoft Corp.	1,061,873	125,237,302
Oracle Corp.	4,150,030	222,898,111
Technology hardware, storage and peripherals 1.2%
Hewlett Packard Enterprise Company	6,618,209	102,118,965
HP, Inc.	4,010,087	77,915,990
Materials 6.1%		901,357,461
Chemicals 4.7%
DowDuPont, Inc.	5,902,024	314,636,899
FMC Corp.	1,434,785	110,220,184
Nutrien, Ltd. (B)	3,711,095	195,797,372
12	JOHN HANCOCK DISCIPLINED VALUE FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Materials (continued)
Chemicals (continued)
The Mosaic Company	2,819,461	$76,999,480
Construction materials 0.9%
Cemex SAB de CV, ADR (A)	10,114,257	46,930,152
CRH PLC, ADR	2,555,928	79,233,768
Metals and mining 0.5%
Barrick Gold Corp.	5,655,697	77,539,606
Real estate 2.2%		323,365,408
Equity real estate investment trusts 2.2%
Equity Residential	1,270,634	95,704,153
Essex Property Trust, Inc.	283,645	82,041,480
SL Green Realty Corp.	1,619,437	145,619,775
Utilities 0.7%		99,942,224
Electric utilities 0.7%
Edison International	1,614,054	99,942,224

	Yield (%)	Shares	Value
Securities lending collateral 0.4%			$66,309,596
(Cost $66,309,940)
John Hancock Collateral Trust (C)	2.6031(D)	6,626,454	66,309,596
Short-term investments 0.9%			$137,094,775
(Cost $137,094,775)
Money market funds 0.9%			137,094,775
State Street Institutional U.S. Government Money Market Fund, Premier Class	2.3851(D)	137,094,775	137,094,775

Total investments (Cost $13,217,584,496) 100.2%	$14,943,839,996
Other assets and liabilities, net (0.2%)	(35,126,669)
Total net assets 100.0%	$14,908,713,327

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 3-31-19.
(C)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(D)	The rate shown is the annualized seven-day yield as of 3-31-19.
At 3-31-19, the aggregate cost of investments for federal income tax purposes was $13,260,745,173. Net unrealized appreciation aggregated to $1,683,094,823, of which $2,092,558,537 related to gross unrealized appreciation and $409,463,714 related to gross unrealized depreciation.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK DISCIPLINED VALUE FUND	13

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 3-31-19

Assets
Unaffiliated investments, at value (Cost $13,151,274,556) including $64,987,484 of securities loaned	$14,877,530,400
Affiliated investments, at value (Cost $66,309,940)	66,309,596
Total investments, at value (Cost $13,217,584,496)	14,943,839,996
Dividends and interest receivable	20,607,327
Receivable for fund shares sold	21,126,428
Receivable for investments sold	72,748,254
Receivable for securities lending income	5,112
Other assets	633,844
Total assets	15,058,960,961
Liabilities
Payable for investments purchased	66,531,997
Payable for fund shares repurchased	13,860,327
Payable upon return of securities loaned	66,309,940
Payable to affiliates
Accounting and legal services fees	589,763
Transfer agent fees	987,217
Distribution and service fees	91,514
Other liabilities and accrued expenses	1,876,876
Total liabilities	150,247,634
Net assets	$14,908,713,327
Net assets consist of
Paid-in capital	$12,663,234,506
Total distributable earnings (loss)	2,245,478,821
Net assets	$14,908,713,327

14	JOHN HANCOCK Disciplined Value Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES  (continued)

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($1,091,926,667 ÷ 53,910,266 shares)[1]	$20.25
Class B ($5,512,371 ÷ 291,279 shares)[1]	$18.92
Class C ($234,989,665 ÷ 12,378,182 shares)[1]	$18.98
Class I ($7,398,773,080 ÷ 377,848,573 shares)	$19.58
Class I2 ($50,112,352 ÷ 2,559,146 shares)	$19.58
Class R1 ($16,128,682 ÷ 824,607 shares)	$19.56
Class R2 ($101,905,004 ÷ 5,207,541 shares)	$19.57
Class R3 ($12,286,696 ÷ 628,382 shares)	$19.55
Class R4 ($142,532,677 ÷ 7,275,077 shares)	$19.59
Class R5 ($165,551,135 ÷ 8,439,440 shares)	$19.62
Class R6 ($4,584,269,342 ÷ 233,758,485 shares)	$19.61
Class NAV ($1,104,725,656 ÷ 56,312,432 shares)	$19.62
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$21.32

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Disciplined Value Fund	15

STATEMENT OF OPERATIONS For the year ended  3-31-19

Investment income
Dividends	$339,528,077
Interest	6,619,127
Securities lending	169,828
Less foreign taxes withheld	(4,653,000)
Total investment income	341,664,032
Expenses
Investment management fees	99,905,356
Distribution and service fees	7,247,813
Accounting and legal services fees	2,401,556
Transfer agent fees	11,624,189
Trustees' fees	227,244
Custodian fees	1,683,747
State registration fees	392,667
Printing and postage	964,108
Professional fees	305,690
Other	382,541
Total expenses	125,134,911
Less expense reductions	(1,404,696)
Net expenses	123,730,215
Net investment income	217,933,817
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	1,084,857,250
Affiliated investments	30,654
1,084,887,904
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(1,233,960,211)
Affiliated investments	10,447
(1,233,949,764)
Net realized and unrealized loss	(149,061,860)
Increase in net assets from operations	$68,871,957

16	JOHN HANCOCK Disciplined Value Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 3-31-19	Year ended 3-31-18
Increase (decrease) in net assets
From operations
Net investment income	$217,933,817	$169,345,890
Net realized gain	1,084,887,904	1,210,958,852
Change in net unrealized appreciation (depreciation)	(1,233,949,764)	371,940,135
Increase in net assets resulting from operations	68,871,957	1,752,244,877
Distributions to shareholders
From net investment income and net realized gain
Class A	(96,773,159)	—
Class B	(565,315)	—
Class C	(19,995,932)	—
Class I	(656,997,874)	—
Class I2	(4,341,818)	—
Class R1	(1,460,119)	—
Class R2	(8,904,584)	—
Class R3	(1,150,321)	—
Class R4	(13,999,852)	—
Class R5	(16,429,256)	—
Class R6	(412,557,295)	—
Class NAV	(98,778,716)	—
From net investment income
Class A	—	(10,489,229)
Class B	—	(12,417)
Class C	—	(330,820)
Class I	—	(72,170,802)
Class I2	—	(617,693)
Class R1	—	(101,408)
Class R2	—	(929,710)
Class R3	—	(87,705)
Class R4	—	(2,085,673)
Class R5	—	(2,319,657)
Class R6	—	(51,259,792)
Class NAV	—	(14,229,834)
From net realized gain
Class A	—	(58,300,473)
Class B	—	(490,339)
Class C	—	(13,067,228)
Class I	—	(309,060,194)
Class I2	—	(2,645,177)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Disciplined Value Fund	17

STATEMENTS OF CHANGES IN NET ASSETS  (continued)

	Year ended 3-31-19	Year ended 3-31-18
Class R1	—	$(1,040,482)
Class R2	—	(6,239,501)
Class R3	—	(742,753)
Class R4	—	(10,400,536)
Class R5	—	(9,594,792)
Class R6	—	(203,358,352)
Class NAV	—	(55,543,200)
Total distributions	(1,331,954,241)	(825,117,767)
From fund share transactions	1,172,354,452	(268,015,446)
Total increase (decrease)	(90,727,832)	659,111,664
Net assets
Beginning of year	14,999,441,159	14,340,329,495
End of year[1]	$14,908,713,327	$14,999,441,159

[1]	Net assets - End of year includes undistributed net investment income of $43,143,711 at March 31, 2018. The SEC eliminated the requirement to disclose undistributed net investment income in the current reporting period.
18	JOHN HANCOCK Disciplined Value Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights
CLASS A SHARES Period ended	3-31-19	3-31-18	3-31-17	3-31-16	3-31-15
Per share operating performance
Net asset value, beginning of period	$22.11	$20.71	$17.64	$19.44	$18.94
Net investment income[1]	0.26	0.20	0.18	0.16	0.20
Net realized and unrealized gain (loss) on investments	(0.28)	2.39	3.08	(1.18)	1.19
Total from investment operations	(0.02)	2.59	3.26	(1.02)	1.39
Less distributions
From net investment income	(0.23)	(0.18)	(0.19)	(0.19)	(0.10)
From net realized gain	(1.61)	(1.01)	—	(0.59)	(0.79)
Total distributions	(1.84)	(1.19)	(0.19)	(0.78)	(0.89)
Net asset value, end of period	$20.25	$22.11	$20.71	$17.64	$19.44
Total return (%)[2,3]	0.45	12.42	18.50	(5.29)	7.53
Ratios and supplemental data
Net assets, end of period (in millions)	$1,092	$1,289	$1,449	$2,375	$2,705
Ratios (as a percentage of average net assets):
Expenses before reductions	1.06	1.06	1.07	1.08	1.08
Expenses including reductions	1.05	1.05	1.06	1.07	1.08
Net investment income	1.18	0.92	0.96	0.87	1.04
Portfolio turnover (%)	69	45	65	61	44

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Disciplined Value Fund	19

CLASS B SHARES Period ended	3-31-19	3-31-18	3-31-17	3-31-16	3-31-15
Per share operating performance
Net asset value, beginning of period	$20.76	$19.52	$16.64	$18.38	$18.00
Net investment income[1]	0.09	0.03	0.03	0.02	0.04
Net realized and unrealized gain (loss) on investments	(0.26)	2.24	2.91	(1.12)	1.13
Total from investment operations	(0.17)	2.27	2.94	(1.10)	1.17
Less distributions
From net investment income	(0.06)	(0.02)	(0.06)	(0.05)	—
From net realized gain	(1.61)	(1.01)	—	(0.59)	(0.79)
Total distributions	(1.67)	(1.03)	(0.06)	(0.64)	(0.79)
Net asset value, end of period	$18.92	$20.76	$19.52	$16.64	$18.38
Total return (%)[2,3]	(0.34)	11.61	17.66	(6.02)	6.68
Ratios and supplemental data
Net assets, end of period (in millions)	$6	$9	$13	$14	$19
Ratios (as a percentage of average net assets):
Expenses before reductions	1.81	1.81	1.82	1.85	1.91
Expenses including reductions	1.80	1.80	1.81	1.84	1.90
Net investment income	0.42	0.16	0.18	0.09	0.20
Portfolio turnover (%)	69	45	65	61	44

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
20	JOHN HANCOCK Disciplined Value Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS C SHARES Period ended	3-31-19	3-31-18	3-31-17	3-31-16	3-31-15
Per share operating performance
Net asset value, beginning of period	$20.82	$19.57	$16.69	$18.43	$18.03
Net investment income[1]	0.09	0.03	0.03	0.02	0.07
Net realized and unrealized gain (loss) on investments	(0.26)	2.25	2.91	(1.12)	1.12
Total from investment operations	(0.17)	2.28	2.94	(1.10)	1.19
Less distributions
From net investment income	(0.06)	(0.02)	(0.06)	(0.05)	—
From net realized gain	(1.61)	(1.01)	—	(0.59)	(0.79)
Total distributions	(1.67)	(1.03)	(0.06)	(0.64)	(0.79)
Net asset value, end of period	$18.98	$20.82	$19.57	$16.69	$18.43
Total return (%)[2,3]	(0.35)	11.58	17.61	(6.00)	6.78
Ratios and supplemental data
Net assets, end of period (in millions)	$235	$275	$293	$309	$302
Ratios (as a percentage of average net assets):
Expenses before reductions	1.81	1.81	1.82	1.83	1.84
Expenses including reductions	1.80	1.80	1.81	1.82	1.83
Net investment income	0.43	0.16	0.18	0.12	0.35
Portfolio turnover (%)	69	45	65	61	44

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Disciplined Value Fund	21

CLASS I SHARES Period ended	3-31-19	3-31-18	3-31-17	3-31-16	3-31-15
Per share operating performance
Net asset value, beginning of period	$21.45	$20.12	$17.14	$18.91	$18.44
Net investment income[1]	0.30	0.25	0.22	0.20	0.25
Net realized and unrealized gain (loss) on investments	(0.27)	2.32	3.00	(1.14)	1.16
Total from investment operations	0.03	2.57	3.22	(0.94)	1.41
Less distributions
From net investment income	(0.29)	(0.23)	(0.24)	(0.24)	(0.15)
From net realized gain	(1.61)	(1.01)	—	(0.59)	(0.79)
Total distributions	(1.90)	(1.24)	(0.24)	(0.83)	(0.94)
Net asset value, end of period	$19.58	$21.45	$20.12	$17.14	$18.91
Total return (%)[2]	0.64	12.71	18.80	(5.02)	7.86
Ratios and supplemental data
Net assets, end of period (in millions)	$7,399	$6,988	$7,540	$6,730	$7,026
Ratios (as a percentage of average net assets):
Expenses before reductions	0.82	0.81	0.81	0.81	0.81
Expenses including reductions	0.81	0.80	0.80	0.80	0.81
Net investment income	1.43	1.17	1.18	1.13	1.34
Portfolio turnover (%)	69	45	65	61	44

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
22	JOHN HANCOCK Disciplined Value Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS I2 SHARES Period ended	3-31-19	3-31-18	3-31-17	3-31-16	3-31-15
Per share operating performance
Net asset value, beginning of period	$21.45	$20.12	$17.14	$18.92	$18.45
Net investment income[1]	0.30	0.25	0.22	0.20	0.24
Net realized and unrealized gain (loss) on investments	(0.27)	2.32	3.00	(1.15)	1.17
Total from investment operations	0.03	2.57	3.22	(0.95)	1.41
Less distributions
From net investment income	(0.29)	(0.23)	(0.24)	(0.24)	(0.15)
From net realized gain	(1.61)	(1.01)	—	(0.59)	(0.79)
Total distributions	(1.90)	(1.24)	(0.24)	(0.83)	(0.94)
Net asset value, end of period	$19.58	$21.45	$20.12	$17.14	$18.92
Total return (%)[2]	0.64	12.71	18.80	(5.07)	7.85
Ratios and supplemental data
Net assets, end of period (in millions)	$50	$54	$54	$49	$89
Ratios (as a percentage of average net assets):
Expenses before reductions	0.82	0.81	0.81	0.82	0.84
Expenses including reductions	0.81	0.80	0.80	0.81	0.83
Net investment income	1.43	1.16	1.18	1.11	1.28
Portfolio turnover (%)	69	45	65	61	44

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Disciplined Value Fund	23

CLASS R1 SHARES Period ended	3-31-19	3-31-18	3-31-17	3-31-16	3-31-15
Per share operating performance
Net asset value, beginning of period	$21.41	$20.09	$17.13	$18.90	$18.43
Net investment income[1]	0.16	0.11	0.10	0.09	0.12
Net realized and unrealized gain (loss) on investments	(0.26)	2.32	2.98	(1.15)	1.15
Total from investment operations	(0.10)	2.43	3.08	(1.06)	1.27
Less distributions
From net investment income	(0.14)	(0.10)	(0.12)	(0.12)	(0.01)
From net realized gain	(1.61)	(1.01)	—	(0.59)	(0.79)
Total distributions	(1.75)	(1.11)	(0.12)	(0.71)	(0.80)
Net asset value, end of period	$19.56	$21.41	$20.09	$17.13	$18.90
Total return (%)[2]	0.01	11.99	18.00	(5.66)	7.09
Ratios and supplemental data
Net assets, end of period (in millions)	$16	$21	$27	$26	$22
Ratios (as a percentage of average net assets):
Expenses before reductions	1.46	1.46	1.47	1.48	1.54
Expenses including reductions	1.45	1.45	1.46	1.47	1.53
Net investment income	0.77	0.52	0.53	0.48	0.63
Portfolio turnover (%)	69	45	65	61	44

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
24	JOHN HANCOCK Disciplined Value Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R2 SHARES Period ended	3-31-19	3-31-18	3-31-17	3-31-16	3-31-15
Per share operating performance
Net asset value, beginning of period	$21.43	$20.10	$17.13	$18.90	$18.44
Net investment income[1]	0.22	0.16	0.14	0.13	0.19
Net realized and unrealized gain (loss) on investments	(0.27)	2.33	2.99	(1.14)	1.14
Total from investment operations	(0.05)	2.49	3.13	(1.01)	1.33
Less distributions
From net investment income	(0.20)	(0.15)	(0.16)	(0.17)	(0.08)
From net realized gain	(1.61)	(1.01)	—	(0.59)	(0.79)
Total distributions	(1.81)	(1.16)	(0.16)	(0.76)	(0.87)
Net asset value, end of period	$19.57	$21.43	$20.10	$17.13	$18.90
Total return (%)[2]	0.24	12.30	18.32	(5.42)	7.39
Ratios and supplemental data
Net assets, end of period (in millions)	$102	$135	$135	$136	$120
Ratios (as a percentage of average net assets):
Expenses before reductions	1.21	1.21	1.21	1.22	1.25
Expenses including reductions	1.20	1.20	1.21	1.21	1.24
Net investment income	1.02	0.76	0.78	0.74	0.99
Portfolio turnover (%)	69	45	65	61	44

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Disciplined Value Fund	25

CLASS R3 SHARES Period ended	3-31-19	3-31-18	3-31-17	3-31-16	3-31-15
Per share operating performance
Net asset value, beginning of period	$21.41	$20.09	$17.12	$18.89	$18.43
Net investment income[1]	0.18	0.13	0.12	0.10	0.14
Net realized and unrealized gain (loss) on investments	(0.27)	2.32	2.99	(1.14)	1.15
Total from investment operations	(0.09)	2.45	3.11	(1.04)	1.29
Less distributions
From net investment income	(0.16)	(0.12)	(0.14)	(0.14)	(0.04)
From net realized gain	(1.61)	(1.01)	—	(0.59)	(0.79)
Total distributions	(1.77)	(1.13)	(0.14)	(0.73)	(0.83)
Net asset value, end of period	$19.55	$21.41	$20.09	$17.12	$18.89
Total return (%)[2]	0.08	12.10	18.17	(5.57)	7.20
Ratios and supplemental data
Net assets, end of period (in millions)	$12	$16	$22	$30	$28
Ratios (as a percentage of average net assets):
Expenses before reductions	1.36	1.35	1.36	1.37	1.43
Expenses including reductions	1.35	1.34	1.35	1.37	1.42
Net investment income	0.86	0.63	0.66	0.57	0.73
Portfolio turnover (%)	69	45	65	61	44

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
26	JOHN HANCOCK Disciplined Value Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R4 SHARES Period ended	3-31-19	3-31-18	3-31-17	3-31-16	3-31-15
Per share operating performance
Net asset value, beginning of period	$21.45	$20.12	$17.14	$18.92	$18.45
Net investment income[1]	0.27	0.22	0.19	0.18	0.25
Net realized and unrealized gain (loss) on investments	(0.27)	2.32	3.00	(1.16)	1.12
Total from investment operations	—	2.54	3.19	(0.98)	1.37
Less distributions
From net investment income	(0.25)	(0.20)	(0.21)	(0.21)	(0.11)
From net realized gain	(1.61)	(1.01)	—	(0.59)	(0.79)
Total distributions	(1.86)	(1.21)	(0.21)	(0.80)	(0.90)
Net asset value, end of period	$19.59	$21.45	$20.12	$17.14	$18.92
Total return (%)[2]	0.52	12.54	18.63	(5.22)	7.67
Ratios and supplemental data
Net assets, end of period (in millions)	$143	$231	$286	$268	$228
Ratios (as a percentage of average net assets):
Expenses before reductions	1.06	1.06	1.07	1.06	1.08
Expenses including reductions	0.95	0.95	0.96	0.96	0.97
Net investment income	1.26	1.02	1.03	1.00	1.31
Portfolio turnover (%)	69	45	65	61	44

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Disciplined Value Fund	27

CLASS R5 SHARES Period ended	3-31-19	3-31-18	3-31-17	3-31-16	3-31-15
Per share operating performance
Net asset value, beginning of period	$21.48	$20.15	$17.16	$18.94	$18.47
Net investment income[1]	0.31	0.26	0.23	0.21	0.24
Net realized and unrealized gain (loss) on investments	(0.26)	2.32	3.00	(1.15)	1.19
Total from investment operations	0.05	2.58	3.23	(0.94)	1.43
Less distributions
From net investment income	(0.30)	(0.24)	(0.24)	(0.25)	(0.17)
From net realized gain	(1.61)	(1.01)	—	(0.59)	(0.79)
Total distributions	(1.91)	(1.25)	(0.24)	(0.84)	(0.96)
Net asset value, end of period	$19.62	$21.48	$20.15	$17.16	$18.94
Total return (%)[2]	0.75	12.73	18.88	(5.02)	7.98
Ratios and supplemental data
Net assets, end of period (in millions)	$166	$198	$200	$275	$376
Ratios (as a percentage of average net assets):
Expenses before reductions	0.76	0.76	0.76	0.77	0.73
Expenses including reductions	0.75	0.75	0.75	0.76	0.72
Net investment income	1.48	1.22	1.27	1.16	1.27
Portfolio turnover (%)	69	45	65	61	44

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
28	JOHN HANCOCK Disciplined Value Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R6 SHARES Period ended	3-31-19	3-31-18	3-31-17	3-31-16	3-31-15
Per share operating performance
Net asset value, beginning of period	$21.48	$20.14	$17.16	$18.94	$18.47
Net investment income[1]	0.32	0.27	0.24	0.23	0.31
Net realized and unrealized gain (loss) on investments	(0.27)	2.33	3.00	(1.15)	1.12
Total from investment operations	0.05	2.60	3.24	(0.92)	1.43
Less distributions
From net investment income	(0.31)	(0.25)	(0.26)	(0.27)	(0.17)
From net realized gain	(1.61)	(1.01)	—	(0.59)	(0.79)
Total distributions	(1.92)	(1.26)	(0.26)	(0.86)	(0.96)
Net asset value, end of period	$19.61	$21.48	$20.14	$17.16	$18.94
Total return (%)[2]	0.76	12.84	18.97	(5.00)	7.99
Ratios and supplemental data
Net assets, end of period (in millions)	$4,584	$4,564	$3,077	$2,024	$1,444
Ratios (as a percentage of average net assets):
Expenses before reductions	0.71	0.71	0.72	0.72	0.72
Expenses including reductions	0.70	0.70	0.69	0.69	0.69
Net investment income	1.54	1.25	1.27	1.26	1.63
Portfolio turnover (%)	69	45	65	61	44

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Disciplined Value Fund	29

CLASS NAV SHARES Period ended	3-31-19	3-31-18	3-31-17	3-31-16	3-31-15
Per share operating performance
Net asset value, beginning of period	$21.49	$20.15	$17.16	$18.94	$18.47
Net investment income[1]	0.33	0.27	0.24	0.23	0.27
Net realized and unrealized gain (loss) on investments	(0.28)	2.34	3.01	(1.15)	1.16
Total from investment operations	0.05	2.61	3.25	(0.92)	1.43
Less distributions
From net investment income	(0.31)	(0.26)	(0.26)	(0.27)	(0.17)
From net realized gain	(1.61)	(1.01)	—	(0.59)	(0.79)
Total distributions	(1.92)	(1.27)	(0.26)	(0.86)	(0.96)
Net asset value, end of period	$19.62	$21.49	$20.15	$17.16	$18.94
Total return (%)[2]	0.77	12.85	18.95	(4.95)	7.98
Ratios and supplemental data
Net assets, end of period (in millions)	$1,105	$1,219	$1,245	$750	$844
Ratios (as a percentage of average net assets):
Expenses before reductions	0.70	0.70	0.70	0.70	0.69
Expenses including reductions	0.69	0.69	0.69	0.69	0.69
Net investment income	1.54	1.28	1.27	1.25	1.45
Portfolio turnover (%)	69	45	65	61	44

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
30	JOHN HANCOCK Disciplined Value Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements

Note 1 — Organization

John Hancock Disciplined Value Fund (the fund) is a series of John Hancock Funds III (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek to provide long-term growth of capital primarily through investment in equity securities. Current income is a secondary objective.

The fund may offer multiple classes of shares. The shares currently offered by the fund are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class B and Class I2 shares are closed to new investors. Class R1, Class R2, Class R3, Class R4 and Class R5 shares are available only to certain retirement and 529 plans. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation (MFC), and certain 529 plans. Class B shares convert to Class A shares eight years after purchase. Class C shares convert to Class A shares ten years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded funds, held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end management investment companies, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       31

Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of March 31, 2019, all investments are categorized as Level 1 under the hierarchy described above.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT invests in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       32

Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of March 31, 2019, the fund loaned common stocks valued at $64,987,484 and received $66,309,940 of cash collateral.

Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriation taxes imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes, less any amounts reclaimable.

Line of credit. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Commitment fees for the year ended March 31, 2019 were $34,990.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of March 31, 2019, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       33

The tax character of distributions for the years ended March 31, 2019 and 2018 was as follows:

	March 31, 2019	March 31, 2018
Ordinary Income	$207,942,145	$154,634,740
Long-Term Capital Gain	1,124,012,096	670,483,027
Total	$1,331,954,241	$825,117,767

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of March 31, 2019, the components of distributable earnings on a tax basis consisted of $61,036,427 of undistributed ordinary income and $501,347,147 of undistributed long-term capital gains.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals and treatment of a portion of the proceeds from redemptions as distributions for tax purposes.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of MFC.

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.750% of the first $500 million of the fund's average daily net assets; (b) 0.725% of the next $500 million of the fund's average daily net assets; (c) 0.700% of the next $500 million of the fund's average daily net assets; (d) 0.675% of the next $1 billion of the fund's average daily net assets; (e) 0.650% of the next $10 billion of the fund's average daily net assets; and (f) 0.625% of the fund's average daily net assets in excess of $12.5 billion. The Advisor has a subadvisory agreement with Boston Partners Global Investors, Inc., an indirect, wholly owned subsidiary of Orix Corporation of Japan. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended March 31, 2019, this waiver amounted to 0.01% of the fund's average net assets. This agreement expires

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       34

on June 30, 2020, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

Prior to July 1, 2018, the Advisor has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses to the extent necessary to maintain total operating expenses at 0.85% for Class I2 shares, excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, acquired fund fees and expenses paid indirectly and short dividend expense.

For the year ended March 31, 2019, these expense reductions amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$95,365	Class R3	$1,203
Class B	612	Class R4	15,245
Class C	20,516	Class R5	15,125
Class I	585,451	Class R6	373,346
Class I2	4,025	Class NAV	92,401
Class R1	1,550	Total	$1,214,444
Class R2	9,605

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of waiver and reimbursements as described above, incurred for the year ended March 31, 2019 were equivalent to a net annual effective rate of 0.65% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended March 31, 2019 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class B, Class C, Class R1, Class R2, Class R3 and Class R4 pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R1, Class R2, Class R3, Class R4 and Class R5, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Rule 12b-1 fee	Service fee	Class	Rule 12b-1 fee	Service fee
Class A	0.30%	—	Class R2	0.25%	0.25%
Class B	1.00%	—	Class R3	0.50%	0.15%
Class C	1.00%	—	Class R4	0.25%	0.10%
Class R1	0.50%	0.25%	Class R5	—	0.05%

Class A shares are currently charged 0.25% for Rule 12b-1 fees.

The fund's Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on July 31, 2020, unless renewed by mutual agreement of the fund and the Distributor

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       35

based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $190,252 for Class R4 shares for the year ended March 31, 2019.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $1,420,317 for the year ended March 31, 2019. Of this amount, $230,368 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $1,180,190 was paid as sales commissions to broker-dealers and $9,759 was paid as sales commissions to sales personnel of Signator Investors, Inc., which had been a broker-dealer affiliate of the Advisor through November 2, 2018.

Class A, Class B and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended March 31, 2019, CDSCs received by the Distributor amounted to $9,595, $847 and $22,881 for Class A, Class B and Class C shares, respectively.

Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended March 31, 2019 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$2,991,876	$1,316,386
Class B	76,525	8,394
Class C	2,575,121	283,313
Class I	—	9,259,678
Class I2	—	63,438
Class R1	145,540	2,557
Class R2	600,676	15,820
Class R3	98,046	1,981
Class R4	665,881	24,929
Class R5	94,148	25,153
Class R6	—	622,540
Total	$7,247,813	$11,624,189

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       36

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. The fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or lender	Weighted average loan balance	Days outstanding	Weighted average interest rate	Interest income
Lender	$14,208,724	6	2.139%	$5,066

Note 5 — Fund share transactions

Transactions in fund shares for the years ended March 31, 2019 and 2018 were as follows:

		Year ended 3-31-19		Year ended 3-31-18
	Shares	Amount	Shares	Amount
Class A shares
Sold	9,569,929	$207,425,723	10,973,065	$241,480,220
Distributions reinvested	4,960,098	94,985,868	3,011,965	67,377,662
Repurchased	(18,918,870)	(406,531,010)	(25,654,811)	(568,429,293)
Net decrease	(4,388,843)	$(104,119,419)	(11,669,781)	$(259,571,411)
Class B shares
Sold	11,891	$237,117	16,805	$353,704
Distributions reinvested	28,822	516,784	22,214	467,613
Repurchased	(205,780)	(4,153,192)	(225,602)	(4,635,062)
Net decrease	(165,067)	$(3,399,291)	(186,583)	$(3,813,745)
Class C shares
Sold	1,904,627	$37,952,720	1,511,123	$31,416,419
Distributions reinvested	1,016,186	18,281,188	578,627	12,214,821
Repurchased	(3,767,579)	(76,202,010)	(3,816,343)	(78,646,192)
Net decrease	(846,766)	$(19,968,102)	(1,726,593)	$(35,014,952)
Class I shares
Sold	111,952,595	$2,334,678,792	92,274,463	$1,981,049,277
Distributions reinvested	29,864,095	552,485,754	15,102,029	327,563,002
Repurchased	(89,707,048)	(1,831,894,283)	(156,390,264)	(3,346,189,465)
Net increase (decrease)	52,109,642	$1,055,270,263	(49,013,772)	$(1,037,577,186)
Class I2 shares
Sold	116,398	$2,415,486	65,839	$1,390,004
Distributions reinvested	234,229	4,333,235	150,160	3,256,976
Repurchased	(320,123)	(6,990,181)	(357,450)	(7,805,895)
Net increase (decrease)	30,504	$(241,460)	(141,451)	$(3,158,915)

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       37

		Year ended 3-31-19		Year ended 3-31-18
	Shares	Amount	Shares	Amount
Class R1 shares
Sold	269,688	$5,592,580	246,467	$5,240,651
Distributions reinvested	47,717	883,243	28,587	620,061
Repurchased	(483,663)	(10,113,192)	(636,210)	(13,683,427)
Net decrease	(166,258)	$(3,637,369)	(361,156)	$(7,822,715)
Class R2 shares
Sold	919,555	$18,862,900	1,051,606	$22,447,026
Distributions reinvested	362,873	6,716,771	249,395	5,409,378
Repurchased	(2,370,440)	(50,415,063)	(1,736,841)	(37,158,770)
Net decrease	(1,088,012)	$(24,835,392)	(435,840)	$(9,302,366)
Class R3 shares
Sold	90,292	$1,868,437	155,826	$3,325,836
Distributions reinvested	62,178	1,150,285	38,322	830,435
Repurchased	(294,238)	(6,083,846)	(532,390)	(11,226,104)
Net decrease	(141,768)	$(3,065,124)	(338,242)	$(7,069,833)
Class R4 shares
Sold	1,274,605	$27,157,069	1,866,517	$39,964,628
Distributions reinvested	755,931	13,999,851	575,401	12,486,208
Repurchased	(5,504,672)	(117,568,717)	(5,898,214)	(125,068,187)
Net decrease	(3,474,136)	$(76,411,797)	(3,456,296)	$(72,617,351)
Class R5 shares
Sold	994,259	$20,610,888	2,193,508	$47,435,860
Distributions reinvested	886,630	16,429,257	548,547	11,914,449
Repurchased	(2,638,461)	(54,438,870)	(3,483,426)	(75,192,002)
Net decrease	(757,572)	$(17,398,725)	(741,371)	$(15,841,693)
Class R6 shares
Sold	45,397,477	$956,142,171	84,664,767	$1,831,004,704
Distributions reinvested	22,117,614	409,618,214	11,292,223	245,154,164
Repurchased	(46,226,115)	(964,352,069)	(36,244,284)	(782,537,323)
Net increase	21,288,976	$401,408,316	59,712,706	$1,293,621,545
Class NAV shares
Sold	2,989,409	$61,144,563	1,555,054	$33,747,759
Distributions reinvested	5,330,746	98,778,716	3,212,386	69,773,034
Repurchased	(8,731,977)	(191,170,727)	(9,836,981)	(213,367,617)
Net decrease	(411,822)	$(31,247,448)	(5,069,541)	$(109,846,824)
Total net increase (decrease)	61,988,878	$1,172,354,452	(13,427,920)	$(268,015,446)

Affiliates of the fund owned 85% of shares of Class NAV on March 31, 2019. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       38

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities, amounted to $10,715,367,017 and $10,333,938,951, respectively, for the year ended March 31, 2019.

Note 7 — Industry or sector risk

The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.

Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At March 31, 2019, funds within the John Hancock group of funds complex held 6.3% of the fund's net assets. At March 31, 2019, there were no affiliated funds with an ownership of 5% or more of the fund's net assets.

Note 9 — Investment in affiliated underlying funds

The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund's purchases and sales of the affiliated underlying funds as well as income and capital gains earned, if any, during the period is as follows:

					Dividends and distributions
Fund	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gain distributions received	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Ending value
John Hancock Collateral Trust*	10,584,961	89,653,947	(93,612,454)	6,626,454	—	—	$30,654	$10,447	$66,309,596
*Refer to the Securities lending note within Note 2 for details regarding this investment.

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       39

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of John Hancock Funds III and Shareholders of John Hancock Disciplined Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the Fund's investments, of John Hancock Disciplined Value Fund (one of the funds constituting John Hancock Funds III, referred to hereafter as the "Fund") as of March 31, 2019, the related statement of operations for the year ended March 31, 2019, the statements of changes in net assets for each of the two years in the period ended March 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2019 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2019 and the financial highlights for each of the five years in the period ended March 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019 by correspondence with the custodian, transfer agents, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

May 16, 2019

We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       40

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended March 31, 2019.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The fund paid $1,175,151,913 in long term capital gain dividends.

Eligible shareholders will be mailed a 2019 Form 1099-DIV in early 2020. This will reflect the tax character of all distributions paid in calendar year 2019.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       41

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	215
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.

Charles L. Bardelis,[2] Born: 1941	2012	215
Trustee Director, Island Commuter Corp. (marine transport). Trustee of various trusts within the John Hancock Fund Complex (since 1988).

James R. Boyle, Born: 1959	2015	215
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee of various trusts within the John Hancock Fund Complex (2005-2014 and since 2015).

Peter S. Burgess,[2] Born: 1942	2012	215
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).

William H. Cunningham, Born: 1944	2006	215
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee of various trusts within the John Hancock Fund Complex (since 1986).

Grace K. Fey, Born: 1946	2012	215
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       42

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2012	215
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Board Member, Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Deborah C. Jackson, Born: 1952	2008	215
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

James M. Oates, Born: 1946	2012	215

Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2004) and Chairperson of the Board (2005-2016) of various trusts within the John Hancock Fund Complex.

Steven R. Pruchansky, Born: 1944	2006	215
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011-2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.

Gregory A. Russo, Born: 1949	2008	215
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       43

Non-Independent Trustees3

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	215
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).

Marianne Harrison, Born: 1963	2018	215
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013-2017); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (since 2017); Member, Board of Directors, Manulife Assurance Canada (since 2015); Board Member, St. Mary's General Hospital Foundation (since 2014); Member, Board of Directors, Manulife Bank of Canada (since 2013); Member, Standing Committee of the Canadian Life & Health Assurance Association (since 2013); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012-2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
Francis V. Knox, Jr., Born: 1947	2006
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, various trusts within the John Hancock Fund Complex, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       44

Principal officers who are not Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
Christopher (Kit) Sechler, Born: 1973	2018
Chief Legal Officer and Secretary
Vice President and Deputy Chief Counsel, John Hancock Investments (since 2015); Assistant Vice President and Senior Counsel (2009-2015), John Hancock Investments; Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2018); Assistant Secretary of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2009).

The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       45

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†#
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo

Officers

Andrew G. Arnott
President

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Christopher (Kit) Sechler**
Secretary and Chief Legal Officer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Boston Partners Global Investors, Inc.

Portfolio Managers

David T. Cohen, CFA
Mark E. Donovan, CFA
Stephanie T. McGirr
David J. Pyle, CFA

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

* Member of the Audit Committee
† Non-Independent Trustee
#Effective 6-19-18

**Effective 9-13-18

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

All of the fund's holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund's Form N-PORT filings are available on our website and the SEC's website, sec.gov.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK DISCIPLINED VALUE FUND       46

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Financial Industries

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Regional Bank

Small Cap Core

Small Cap Growth

Small Cap Value

U.S. Global Leaders Growth

U.S. Quality Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Global Thematic Opportunities

Greater China Opportunities

International Dynamic Growth

International Growth

International Small Company

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Disciplined Alternative Yield

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Infrastructure

Seaport Long/Short

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Balanced

Income Allocation

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Emerging Markets ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Media and
Communications ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investment Management

A trusted brand

John Hancock Investment Management is a premier asset manager representing one of America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC
200 Berkeley Street ■ Boston, MA 02116-5010 ■ 800-225-5291 ■ jhinvestments.com

This report is for the information of the shareholders of John Hancock Disciplined Value Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

MF802034	340A 3/19 5/19

John Hancock

Global Shareholder Yield Fund

Annual report 3/31/19

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you do not need to take any action. You may elect to receive shareholder reports and other communications electronically by calling John Hancock Investment Management at 800-225-5291 (Class A, Class B and Class C shares) or 888-972-8696 (Class I, Class R2, Class R6, and Class NAV) or by contacting your financial intermediary.

You may elect to receive all reports in paper, free of charge, at any time. You can inform John Hancock Investment Management or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions listed above. Your election to receive reports in paper will apply to all funds held with John Hancock Investment Management or your financial intermediary.

A message to shareholders

Dear shareholder,

Market volatility was the big story in the latter half of 2018, as stocks sank in the fourth quarter, hurt by fears of slowing global economic growth, mounting trade tensions between the United States and China, and a pullback in oil prices. Many of those fears were quelled in the beginning of 2019, as favorable earnings reports, progress with the China trade dispute, and signals from the U.S. Federal Reserve that interest-rate hikes were on hold sparked a market rebound.

At the same time, monetary and fiscal stimulus was being employed across Europe, Japan, and China, and the result was that the first quarter of 2019 was the best quarterly performance in global equities since 2010.

Your best resource in unpredictable and volatile markets is your financial advisor, who can help position your portfolio so that it's sufficiently diversified to meet your long-term objectives and to withstand the inevitable turbulence along the way.

On behalf of everyone at John Hancock Investment Management, I'd like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. It is not possible to invest directly in an index. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
Global Shareholder Yield Fund

2	Your fund at a glance
4	Discussion of fund performance
6	A look at performance
8	Your expenses
10	Fund's investments
14	Financial statements
18	Financial highlights
25	Notes to financial statements
35	Report of independent registered public accounting firm
36	Tax information
37	Trustees and Officers
41	More information

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks to provide a high level of income as its primary objective. Capital appreciation is a secondary investment objective.

AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/19 (%)

Class A shares (without sales charge)
MSCI World Index
Morningstar world large stock fund category average
4.86
4.01
1.85
5.53
10.68
9.96
3.90
6.78
5.89
10.54
12.38
11.79
1 year
3 year
5 year
10 year

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Economic fundamentals lifted global equities

Most global developed-market stocks posted positive returns, lifted by strong earnings growth; within global equities, U.S. stocks outperformed developed-market stocks outside the United States.

The fund outpaced its benchmark index

The fund outperformed its benchmark, the MSCI World Index, owing in part to its overall positioning in the utilities, financials, and energy sectors.

Positioning in selected sectors hindered relative performance

The fund's underweight in the information technology sector and stock picking in consumer discretionary and consumer staples had a negative impact.

SECTOR COMPOSITION AS OF 3/31/19 (%)

A note about risks

The fund may be subject to various risks as described in the fund's prospectus. For more information, please refer to the "Principal risks" section of the prospectus.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       3

Discussion of fund performance

What were the main drivers of global equity market performance during the 12 months ended March 31, 2019?

Most global stocks, as measured by the fund's benchmark, the MSCI World Index, posted positive returns. U.S. equities generally outperformed; gains were more modest in developed markets outside the United States. At the sector level, the best results came from utilities and real estate; performance was weakest in financials and materials.

Market performance was volatile during the latter half of the period, as stocks fell sharply in December before recovering in January and extending their upward momentum into February and March. U.S. corporate earnings growth was strong, aided by cuts to corporate tax rates and a robust domestic economy; however, the earnings outlook weakened late in the period, as the positive impact from tax cuts began to diminish. In Europe, quarterly profits climbed, but lagged the strong growth seen in the United States.

In the market environment described above, how did the fund perform?

The fund outperformed the benchmark, owing in part to its overall positioning in the utilities, financials, and energy sectors. In utilities, the fund's overweight was a positive factor, as the sector outperformed; a contribution from stock picking in

TOP 10 HOLDINGS AS OF 3/31/19 (%)		TOP 10 COUNTRIES AS OF 3/31/19 (%)
Muenchener Rueckversicherungs- Gesellschaft AG	1.7	United States	48.8
		United Kingdom	12.7
Allianz SE	1.7	France	7.4
AXA SA	1.7	Germany	7.1
BCE, Inc.	1.7	Canada	6.1
Duke Energy Corp.	1.7	Italy	3.6
Verizon Communications, Inc.	1.7	Switzerland	3.2
Welltower, Inc.	1.6	Australia	1.8
TOTAL SA	1.5	Netherlands	1.5
Entergy Corp.	1.5	Spain	1.3
GlaxoSmithKline PLC	1.5	TOTAL	93.5
TOTAL	16.3
As a percentage of net assets.		As a percentage of net assets.
Cash and cash equivalents are not included.		Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       4

utilities added further value. In financials and energy, stock selection contributed to relative performance.

On the negative side, relative performance was hindered by the fund's lower relative exposure to information technology, one of the strongest-performing sectors of the period. However, stock selection in the sector added value, helping to somewhat mitigate the negative impact from the fund's underweight. Stock picking in consumer staples and consumer discretionary also detracted.

What were the key drivers of relative performance at the individual security level?

Among the positions that had the most positive impact on relative performance were real estate investment trust Welltower, Inc. (U.S.), telecommunications company Verizon Communications, Inc. (U.S.), and pharmaceutical firm Merck & Company, Inc.

The position that had the most significant negative impact was Vodafone Group PLC (U.K.), a provider of telecommunication services. Other positions that significantly weighed on relative performance were commercial property firm Unibail-Rodamco-Westfield (France) and automotive company Daimler AG (Germany). We sold the fund's position in Daimler during the period.

MANAGED BY

William W. Priest, CFA On the fund since inception Investing since 1965
John Tobin, Ph.D., CFA On the fund since 2014 Investing since 1981
Kera Van Valen, CFA On the fund since 2014 Investing since 2001
Michael A. Welhoelter, CFA On the fund since inception Investing since 1986

The views expressed in this report are exclusively those of Kera Van Valen, CFA, Epoch Investment Partners, Inc., and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       5

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  MARCH 31, 2019

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge		SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized[1]
	1-year	5-year	10-year	5-year	10-year	as of 3-31-19	as of 3-31-19
Class A	-0.42	2.83	9.98	14.98	158.85	2.58	2.40
Class B	-0.80	2.82	9.73	14.94	153.13	1.94	1.81
Class C	3.07	3.16	9.75	16.82	153.49	1.96	1.82
Class I2	5.10	4.20	10.93	22.85	182.14	2.97	2.83
Class R2[2,3]	4.68	3.77	10.44	20.33	170.00	2.48	2.36
Class R6[2,3]	5.31	4.33	10.89	23.60	181.11	3.06	2.92
Class NAV[2]	5.30	4.34	11.05	23.66	185.16	3.06	2.94
Index†	4.01	6.78	12.38	38.80	221.33	—	—

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1 to 6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, and 1%. No sales charge will be assessed after the sixth year. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until June 30, 2020 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class R2	Class R6	Class NAV
Gross (%)	1.27	1.97	1.97	0.97	1.37	0.87	0.86
Net (%)	1.09	1.84	1.84	0.84	1.24	0.74	0.85

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the MSCI World Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       6

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Global Shareholder Yield Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the MSCI World Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class B4	3-31-09	25,313	25,313	32,133
Class C4	3-31-09	25,349	25,349	32,133
Class I2	3-31-09	28,214	28,214	32,133
Class R2[2,3]	3-31-09	27,000	27,000	32,133
Class R6[2,3]	3-31-09	28,111	28,111	32,133
Class NAV[2]	3-31-09	28,516	28,516	32,133

The MSCI World Index s a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	Unsubsidized yield reflects what the yield would have been without the effect of reimbursements and waivers.
2	For certain types of investors, as described in the fund's prospectuses.
3	Class R2 and Class R6 shares were first offered 3-1-12 and 9-1-11, respectively. The returns prior to these dates are those of Class A shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
4	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       7

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on October 1, 2018, with the same investment held until March 31, 2019.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at March 31, 2019, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on October 1, 2018, with the same investment held until March 31, 2019. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
8	JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND | ANNUAL REPORT

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 10-1-2018	Ending value on 3-31-2019	Expenses paid during period ended 3-31-2019[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,014.00	$5.47	1.09%
	Hypothetical example	1,000.00	1,019.50	5.49	1.09%
Class B	Actual expenses/actual returns	1,000.00	1,011.10	9.23	1.84%
	Hypothetical example	1,000.00	1,015.80	9.25	1.84%
Class C	Actual expenses/actual returns	1,000.00	1,010.20	9.22	1.84%
	Hypothetical example	1,000.00	1,015.80	9.25	1.84%
Class I	Actual expenses/actual returns	1,000.00	1,015.20	4.22	0.84%
	Hypothetical example	1,000.00	1,020.70	4.23	0.84%
Class R2	Actual expenses/actual returns	1,000.00	1,013.20	6.02	1.20%
	Hypothetical example	1,000.00	1,018.90	6.04	1.20%
Class R6	Actual expenses/actual returns	1,000.00	1,016.70	3.72	0.74%
	Hypothetical example	1,000.00	1,021.20	3.73	0.74%
Class NAV	Actual expenses/actual returns	1,000.00	1,016.70	3.67	0.73%
	Hypothetical example	1,000.00	1,021.30	3.68	0.73%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
ANNUAL REPORT | JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND	9

Fund’s investments
AS OF 3-31-19
	Shares	Value
Common stocks 97.5%		$1,985,992,016
(Cost $1,704,868,106)
Australia 1.8%		36,113,517
Commonwealth Bank of Australia (A)	210,860	10,583,941
Macquarie Group, Ltd.	128,590	11,842,641
Westpac Banking Corp.	742,505	13,686,935
Canada 6.1%		124,739,872
BCE, Inc.	786,001	34,902,009
Nutrien, Ltd. (A)	313,179	16,523,324
Pembina Pipeline Corp.	543,318	19,958,454
Rogers Communications, Inc., Class B	357,329	19,217,447
Royal Bank of Canada	185,270	13,977,567
TELUS Corp. (A)	544,728	20,161,071
France 7.4%		151,576,214
AXA SA	1,395,827	35,106,463
Cie Generale des Etablissements Michelin SCA	155,151	18,330,263
Sanofi	229,046	20,253,296
SCOR SE	273,773	11,660,641
TOTAL SA	556,533	30,970,830
Unibail-Rodamco-Westfield (A)	114,072	18,706,427
Vinci SA	170,071	16,548,294
Germany 7.1%		143,816,191
Allianz SE	158,318	35,280,956
BASF SE	212,243	15,652,319
Deutsche Post AG	506,756	16,491,413
Deutsche Telekom AG	1,791,277	29,758,960
Muenchener Rueckversicherungs-Gesellschaft AG	150,022	35,554,541
Siemens AG	103,010	11,078,002
Italy 3.6%		74,069,356
Assicurazioni Generali SpA	1,089,561	20,201,137
Snam SpA	5,699,300	29,318,098
Terna Rete Elettrica Nazionale SpA	3,868,081	24,550,121
Japan 0.5%		10,930,154
Takeda Pharmaceutical Company, Ltd.	266,900	10,930,154
Netherlands 1.5%		30,246,618
Royal Dutch Shell PLC, ADR, Class A	483,250	30,246,618
Norway 0.8%		15,375,991
Orkla ASA	2,002,138	15,375,991
10	JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Singapore 1.0%		$20,175,192
Singapore Exchange, Ltd.	1,926,751	10,415,363
Singapore Telecommunications, Ltd.	4,371,283	9,759,829
South Korea 0.5%		10,154,143
Samsung Electronics Company, Ltd., GDR (B)	10,330	10,154,143
Spain 1.3%		26,993,913
Naturgy Energy Group SA	476,337	13,332,480
Red Electrica Corp. SA	640,877	13,661,433
Sweden 0.6%		11,846,645
Svenska Handelsbanken AB, A Shares (A)	1,122,054	11,846,645
Switzerland 3.2%		65,002,030
Nestle SA	163,849	15,623,070
Novartis AG	262,020	25,185,241
Roche Holding AG	87,800	24,193,719
Taiwan 0.6%		11,270,349
Taiwan Semiconductor Manufacturing Company, Ltd., ADR	275,155	11,270,349
United Kingdom 12.7%		258,612,783
AstraZeneca PLC, ADR	707,938	28,621,933
BAE Systems PLC	3,010,812	18,925,354
British American Tobacco PLC	503,991	21,025,518
British American Tobacco PLC, ADR	194,959	8,133,689
GlaxoSmithKline PLC	1,482,246	30,795,003
Imperial Brands PLC	878,009	30,034,369
Lloyds Banking Group PLC	19,749,685	16,000,842
Micro Focus International PLC	734,209	19,089,104
National Grid PLC	2,371,317	26,322,533
SSE PLC	838,602	12,974,771
Unilever PLC	403,746	23,240,792
Vodafone Group PLC	12,868,025	23,448,875
United States 48.8%		995,069,048
3M Company	52,542	10,917,177
AbbVie, Inc.	187,354	15,098,859
Altria Group, Inc.	527,497	30,294,153
Ameren Corp.	207,403	15,254,491
American Electric Power Company, Inc.	209,477	17,543,699
Arthur J. Gallagher & Company	136,195	10,636,830
AT&T, Inc.	905,663	28,401,590
BB&T Corp.	228,144	10,615,540
BlackRock, Inc.	26,962	11,522,750
Broadcom, Inc.	38,024	11,434,197
Chevron Corp.	125,133	15,413,883
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND	11

	Shares	Value
United States (continued)
Cisco Systems, Inc.	505,374	$27,285,142
CME Group, Inc.	62,912	10,354,057
Dominion Energy, Inc.	318,019	24,379,337
DowDuPont, Inc.	210,963	11,246,438
Duke Energy Corp.	386,462	34,781,580
Eaton Corp. PLC	301,426	24,282,879
Emerson Electric Company	247,501	16,946,393
Entergy Corp.	322,858	30,874,911
Enterprise Products Partners LP	872,478	25,389,110
Exxon Mobil Corp.	288,982	23,349,746
FirstEnergy Corp.	734,209	30,550,436
Hanesbrands, Inc.	716,234	12,806,264
IBM Corp.	100,245	14,144,570
Intel Corp.	275,847	14,812,984
Iron Mountain, Inc.	627,742	22,259,731
Johnson & Johnson	102,319	14,303,173
Kimberly-Clark Corp.	144,491	17,902,435
Las Vegas Sands Corp.	343,820	20,959,267
Leggett & Platt, Inc.	338,759	14,302,405
Lockheed Martin Corp.	49,085	14,733,354
LyondellBasell Industries NV, Class A	145,182	12,206,903
Magellan Midstream Partners LP (A)	246,810	14,964,090
McDonald's Corp.	81,578	15,491,662
Merck & Company, Inc.	185,280	15,409,738
MetLife, Inc.	434,165	18,482,404
Microsoft Corp.	146,565	17,285,876
Occidental Petroleum Corp.	333,920	22,105,504
People's United Financial, Inc.	680,284	11,183,869
PepsiCo, Inc.	127,899	15,674,022
Pfizer, Inc.	637,421	27,071,270
Philip Morris International, Inc.	291,748	25,787,606
PPL Corp.	682,358	21,658,043
Public Storage	56,690	12,345,948
Target Corp.	151,404	12,151,685
Texas Instruments, Inc.	204,638	21,705,953
The Coca-Cola Company	282,069	13,217,753
The Procter & Gamble Company	149,330	15,537,787
United Parcel Service, Inc., Class B	121,676	13,596,076
Verizon Communications, Inc.	584,878	34,583,836
Watsco, Inc.	80,625	11,546,306
WEC Energy Group, Inc.	214,317	16,948,188
Wells Fargo & Company	208,095	10,055,150
Welltower, Inc.	428,634	33,261,998

12	JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Yield (%)	Shares	Value
Securities lending collateral 1.4%			$28,542,057
(Cost $28,541,483)
John Hancock Collateral Trust (C)	2.6031(D)	2,852,238	28,542,057

Total investments (Cost $1,733,409,589) 98.9%			$2,014,534,073
Other assets and liabilities, net 1.1%			23,212,841
Total net assets 100.0%			$2,037,746,914

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
(A)	All or a portion of this security is on loan as of 3-31-19.
(B)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(C)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(D)	The rate shown is the annualized seven-day yield as of 3-31-19.
At 3-31-19, the aggregate cost of investments for federal income tax purposes was $1,737,580,698. Net unrealized appreciation aggregated to $276,953,375, of which $353,421,281 related to gross unrealized appreciation and $76,467,906 related to gross unrealized depreciation.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND	13

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 3-31-19

Assets
Unaffiliated investments, at value (Cost $1,704,868,106) including $27,312,825 of securities loaned	$1,985,992,016
Affiliated investments, at value (Cost $28,541,483)	28,542,057
Total investments, at value (Cost $1,733,409,589)	2,014,534,073
Cash	9,944,009
Foreign currency, at value (Cost $1,574,741)	1,573,236
Dividends and interest receivable	10,287,156
Receivable for fund shares sold	2,149,725
Receivable for investments sold	44,686,493
Receivable for securities lending income	59,262
Receivable from affiliates	25,081
Other assets	176,453
Total assets	2,083,435,488
Liabilities
Payable for investments purchased	10,896,249
Payable for fund shares repurchased	5,662,515
Payable upon return of securities loaned	28,597,695
Payable to affiliates
Accounting and legal services fees	76,237
Transfer agent fees	130,554
Distribution and service fees	358
Other liabilities and accrued expenses	324,966
Total liabilities	45,688,574
Net assets	$2,037,746,914
Net assets consist of
Paid-in capital	$1,747,871,617
Total distributable earnings (loss)	289,875,297
Net assets	$2,037,746,914

14	JOHN HANCOCK Global Shareholder Yield Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES  (continued)

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($333,905,928 ÷ 30,266,990 shares)[1]	$11.03
Class B ($3,704,054 ÷ 335,235 shares)[1]	$11.05
Class C ($75,493,217 ÷ 6,831,834 shares)[1]	$11.05
Class I ($814,693,547 ÷ 73,573,019 shares)	$11.07
Class R2 ($793,209 ÷ 71,577 shares)	$11.08
Class R6 ($351,267,693 ÷ 31,770,270 shares)	$11.06
Class NAV ($457,889,266 ÷ 41,382,105 shares)	$11.06
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$11.61

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Global Shareholder Yield Fund	15

STATEMENT OF OPERATIONS For the year ended  3-31-19

Investment income
Dividends	$96,805,248
Securities lending	743,825
Interest	615,739
Less foreign taxes withheld	(5,038,375)
Total investment income	93,126,437
Expenses
Investment management fees	17,371,681
Distribution and service fees	1,953,820
Accounting and legal services fees	335,481
Transfer agent fees	1,579,140
Trustees' fees	33,467
Custodian fees	506,686
State registration fees	152,074
Printing and postage	210,438
Professional fees	94,645
Other	78,804
Total expenses	22,316,236
Less expense reductions	(3,205,410)
Net expenses	19,110,826
Net investment income	74,015,611
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	27,995,204
Affiliated investments	(6,963)
27,988,241
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(350,299)
Affiliated investments	7,036
(343,263)
Net realized and unrealized gain	27,644,978
Increase in net assets from operations	$101,660,589

16	JOHN HANCOCK Global Shareholder Yield Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 3-31-19	Period ended 3-31-18[1]	Year ended 2-28-18
Increase (decrease) in net assets
From operations
Net investment income	$74,015,611	$7,947,861	$72,570,124
Net realized gain	27,988,241	3,578,053	127,547,873
Change in net unrealized appreciation (depreciation)	(343,263)	(34,329,113)	(15,042,837)
Increase (decrease) in net assets resulting from operations	101,660,589	(22,803,199)	185,075,160
Distributions to shareholders
From net investment income and net realized gain
Class A	(18,749,401)	—	—
Class B	(251,126)	—	—
Class C	(4,077,675)	—	—
Class I	(47,923,352)	—	—
Class R2	(56,799)	—	—
Class R6	(24,556,365)	—	—
Class NAV	(27,887,901)	—	—
From net investment income
Class A	—	(1,642,129)	(10,646,620)
Class B	—	(18,828)	(193,095)
Class C	—	(298,338)	(2,491,298)
Class I	—	(4,719,273)	(37,696,763)
Class R2	—	(4,972)	(31,069)
Class R6	—	(2,671,430)	(3,176,809)
Class NAV	—	(2,862,863)	(16,626,561)
Total distributions	(123,502,619)	(12,217,833)	(70,862,215)
From fund share transactions	(272,070,100)	2,305,846	(49,203,839)
Total increase (decrease)	(293,912,130)	(32,715,186)	65,009,106
Net assets
Beginning of year	2,331,659,044	2,364,374,230	2,299,365,124
End of year[2]	$2,037,746,914	$2,331,659,044	$2,364,374,230

[1]	For the one-month period ended 3-31-18. The fund changed its fiscal year end from February 28 to March 31.
[2]	Net assets - End of year includes undistributed net investment income of $2,015,467 and $6,274,718, at March 31, 2018 and February 28, 2018, respectively. The SEC eliminated the requirement to disclose undistributed net investment income in the current reporting period.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Global Shareholder Yield Fund	17

Financial highlights
CLASS A SHARES Period ended	3-31-19	3-31-18 [1]	2-28-18	2-28-17	2-29-16	2-28-15
Per share operating performance
Net asset value, beginning of period	$11.14	$11.31	$10.78	$9.89	$11.78	$11.74
Net investment income[2]	0.35	0.04	0.32	0.27	0.33	0.36
Net realized and unrealized gain (loss) on investments	0.16	(0.16)	0.53	0.92	(1.42)	0.55
Total from investment operations	0.51	(0.12)	0.85	1.19	(1.09)	0.91
Less distributions
From net investment income	(0.35)	(0.05)	(0.32)	(0.30)	(0.32)	(0.44)
From net realized gain	(0.27)	—	—	—	(0.48)	(0.43)
Total distributions	(0.62)	(0.05)	(0.32)	(0.30)	(0.80)	(0.87)
Net asset value, end of period	$11.03	$11.14	$11.31	$10.78	$9.89	$11.78
Total return (%)[3,4]	4.86	(1.03) [5]	7.87	12.21	(9.38)	8.10
Ratios and supplemental data
Net assets, end of period (in millions)	$334	$348	$355	$381	$470	$580
Ratios (as a percentage of average net assets):
Expenses before reductions	1.28	1.30 [6]	1.27	1.29	1.29	1.33
Expenses including reductions	1.09	1.09 [6]	1.09	1.26	1.28	1.32
Net investment income	3.18	3.78 [6]	2.85	2.62	3.03	2.99
Portfolio turnover (%)	16	2	19	25	33	23

[1]	For the one-month period ended 3-31-18. The fund changed its fiscal year end from February 28 to March 31.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Not annualized.
[6]	Annualized.
18	JOHN HANCOCK Global Shareholder Yield Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS B SHARES Period ended	3-31-19	3-31-18 [1]	2-28-18	2-28-17	2-29-16	2-28-15
Per share operating performance
Net asset value, beginning of period	$11.15	$11.30	$10.78	$9.89	$11.78	$11.74
Net investment income[2]	0.27	0.03	0.25	0.20	0.25	0.27
Net realized and unrealized gain (loss) on investments	0.17	(0.15)	0.50	0.92	(1.42)	0.55
Total from investment operations	0.44	(0.12)	0.75	1.12	(1.17)	0.82
Less distributions
From net investment income	(0.27)	(0.03)	(0.23)	(0.23)	(0.24)	(0.35)
From net realized gain	(0.27)	—	—	—	(0.48)	(0.43)
Total distributions	(0.54)	(0.03)	(0.23)	(0.23)	(0.72)	(0.78)
Net asset value, end of period	$11.05	$11.15	$11.30	$10.78	$9.89	$11.78
Total return (%)[3,4]	4.16	(1.05) [5]	6.98	11.42	(10.10)	7.26
Ratios and supplemental data
Net assets, end of period (in millions)	$4	$7	$7	$11	$12	$17
Ratios (as a percentage of average net assets):
Expenses before reductions	1.97	2.00 [6]	1.97	1.99	2.02	2.10
Expenses including reductions	1.84	1.84 [6]	1.84	1.97	2.02	2.10
Net investment income	2.49	3.03 [6]	2.19	1.94	2.31	2.24
Portfolio turnover (%)	16	2	19	25	33	23

[1]	For the one-month period ended 3-31-18. The fund changed its fiscal year end from February 28 to March 31.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Not annualized.
[6]	Annualized.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Global Shareholder Yield Fund	19

CLASS C SHARES Period ended	3-31-19	3-31-18 [1]	2-28-18	2-28-17	2-29-16	2-28-15
Per share operating performance
Net asset value, beginning of period	$11.16	$11.31	$10.78	$9.90	$11.79	$11.74
Net investment income[2]	0.27	0.03	0.24	0.20	0.25	0.27
Net realized and unrealized gain (loss) on investments	0.16	(0.15)	0.52	0.91	(1.41)	0.56
Total from investment operations	0.43	(0.12)	0.76	1.11	(1.16)	0.83
Less distributions
From net investment income	(0.27)	(0.03)	(0.23)	(0.23)	(0.25)	(0.35)
From net realized gain	(0.27)	—	—	—	(0.48)	(0.43)
Total distributions	(0.54)	(0.03)	(0.23)	(0.23)	(0.73)	(0.78)
Net asset value, end of period	$11.05	$11.16	$11.31	$10.78	$9.90	$11.79
Total return (%)[3,4]	4.06	(1.05) [5]	6.98	11.41	(10.02)	7.42
Ratios and supplemental data
Net assets, end of period (in millions)	$75	$107	$110	$126	$133	$168
Ratios (as a percentage of average net assets):
Expenses before reductions	1.97	2.00 [6]	1.97	1.99	1.99	2.03
Expenses including reductions	1.84	1.84 [6]	1.84	1.97	1.98	2.02
Net investment income	2.49	3.03 [6]	2.11	1.92	2.33	2.24
Portfolio turnover (%)	16	2	19	25	33	23

[1]	For the one-month period ended 3-31-18. The fund changed its fiscal year end from February 28 to March 31.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Not annualized.
[6]	Annualized.
20	JOHN HANCOCK Global Shareholder Yield Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS I SHARES Period ended	3-31-19	3-31-18 [1]	2-28-18	2-28-17	2-29-16	2-28-15
Per share operating performance
Net asset value, beginning of period	$11.18	$11.35	$10.82	$9.93	$11.83	$11.78
Net investment income[2]	0.38	0.04	0.36	0.31	0.37	0.39
Net realized and unrealized gain (loss) on investments	0.16	(0.15)	0.51	0.91	(1.43)	0.56
Total from investment operations	0.54	(0.11)	0.87	1.22	(1.06)	0.95
Less distributions
From net investment income	(0.38)	(0.06)	(0.34)	(0.33)	(0.36)	(0.47)
From net realized gain	(0.27)	—	—	—	(0.48)	(0.43)
Total distributions	(0.65)	(0.06)	(0.34)	(0.33)	(0.84)	(0.90)
Net asset value, end of period	$11.07	$11.18	$11.35	$10.82	$9.93	$11.83
Total return (%)[3]	5.10	(0.96) [4]	8.10	12.51	(9.13)	8.50
Ratios and supplemental data
Net assets, end of period (in millions)	$815	$881	$894	$1,245	$957	$1,242
Ratios (as a percentage of average net assets):
Expenses before reductions	0.99	1.00 [5]	0.97	0.97	0.97	1.01
Expenses including reductions	0.84	0.84 [5]	0.84	0.95	0.97	1.00
Net investment income	3.44	4.03 [5]	3.12	2.91	3.37	3.24
Portfolio turnover (%)	16	2	19	25	33	23

[1]	For the one-month period ended 3-31-18. The fund changed its fiscal year end from February 28 to March 31.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Global Shareholder Yield Fund	21

CLASS R2 SHARES Period ended	3-31-19	3-31-18 [1]	2-28-18	2-28-17	2-29-16	2-28-15
Per share operating performance
Net asset value, beginning of period	$11.19	$11.35	$10.82	$9.93	$11.82	$11.78
Net investment income[2]	0.33	0.03	0.30	0.26	0.32	0.31
Net realized and unrealized gain (loss) on investments	0.16	(0.14)	0.53	0.92	(1.43)	0.58
Total from investment operations	0.49	(0.11)	0.83	1.18	(1.11)	0.89
Less distributions
From net investment income	(0.33)	(0.05)	(0.30)	(0.29)	(0.30)	(0.42)
From net realized gain	(0.27)	—	—	—	(0.48)	(0.43)
Total distributions	(0.60)	(0.05)	(0.30)	(0.29)	(0.78)	(0.85)
Net asset value, end of period	$11.08	$11.19	$11.35	$10.82	$9.93	$11.82
Total return (%)[3]	4.68	(0.98) [4]	7.68	12.04	(9.51)	7.93
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$1	$1	$1	$1	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	1.36	1.38 [5]	1.37	1.36	1.86	3.22
Expenses including reductions	1.22	1.24 [5]	1.24	1.34	1.43	1.47
Net investment income	3.02	3.62 [5]	2.62	2.50	2.92	2.66
Portfolio turnover (%)	16	2	19	25	33	23

[1]	For the one-month period ended 3-31-18. The fund changed its fiscal year end from February 28 to March 31.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
22	JOHN HANCOCK Global Shareholder Yield Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R6 SHARES Period ended	3-31-19	3-31-18 [1]	2-28-18	2-28-17	2-29-16	2-28-15
Per share operating performance
Net asset value, beginning of period	$11.16	$11.34	$10.81	$9.92	$11.81	$11.77
Net investment income[2]	0.39	0.04	0.31	0.30	0.38	0.39
Net realized and unrealized gain (loss) on investments	0.17	(0.16)	0.57	0.93	(1.42)	0.57
Total from investment operations	0.56	(0.12)	0.88	1.23	(1.04)	0.96
Less distributions
From net investment income	(0.39)	(0.06)	(0.35)	(0.34)	(0.37)	(0.49)
From net realized gain	(0.27)	—	—	—	(0.48)	(0.43)
Total distributions	(0.66)	(0.06)	(0.35)	(0.34)	(0.85)	(0.92)
Net asset value, end of period	$11.06	$11.16	$11.34	$10.81	$9.92	$11.81
Total return (%)[3]	5.31	(1.03) [4]	8.22	12.66	(8.94)	8.56
Ratios and supplemental data
Net assets, end of period (in millions)	$351	$477	$483	$2	$1	$— [5]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.88	0.89 [6]	0.87	0.87	1.45	6.51
Expenses including reductions	0.74	0.74 [6]	0.74	0.85	0.85	0.87
Net investment income	3.57	4.13 [6]	2.61	2.85	3.48	3.32
Portfolio turnover (%)	16	2	19	25	33	23

[1]	For the one-month period ended 3-31-18. The fund changed its fiscal year end from February 28 to March 31.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Less than $500,000.
[6]	Annualized.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Global Shareholder Yield Fund	23

CLASS NAV SHARES Period ended	3-31-19	3-31-18 [1]	2-28-18	2-28-17	2-29-16	2-28-15
Per share operating performance
Net asset value, beginning of period	$11.17	$11.34	$10.81	$9.92	$11.82	$11.78
Net investment income[2]	0.39	0.04	0.36	0.32	0.37	0.41
Net realized and unrealized gain (loss) on investments	0.16	(0.15)	0.52	0.91	(1.42)	0.55
Total from investment operations	0.55	(0.11)	0.88	1.23	(1.05)	0.96
Less distributions
From net investment income	(0.39)	(0.06)	(0.35)	(0.34)	(0.37)	(0.49)
From net realized gain	(0.27)	—	—	—	(0.48)	(0.43)
Total distributions	(0.66)	(0.06)	(0.35)	(0.34)	(0.85)	(0.92)
Net asset value, end of period	$11.06	$11.17	$11.34	$10.81	$9.92	$11.82
Total return (%)[3]	5.30	(0.94) [4]	8.11	12.76	(9.03)	8.57
Ratios and supplemental data
Net assets, end of period (in millions)	$458	$511	$514	$535	$554	$696
Ratios (as a percentage of average net assets):
Expenses before reductions	0.87	0.88 [5]	0.86	0.86	0.86	0.88
Expenses including reductions	0.74	0.74 [5]	0.74	0.85	0.85	0.87
Net investment income	3.54	4.13 [5]	3.19	3.03	3.45	3.42
Portfolio turnover (%)	16	2	19	25	33	23

[1]	For the one-month period ended 3-31-18. The fund changed its fiscal year end from February 28 to March 31.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
24	JOHN HANCOCK Global Shareholder Yield Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements

Note 1 — Organization

John Hancock Global Shareholder Yield Fund (the fund) is a series of John Hancock Funds III (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek to provide a high level of income. Capital appreciation is a secondary investment objective.

The fund may offer multiple classes of shares. The shares currently offered by the fund are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class B shares are closed to new investors. Class I shares are offered to institutions and certain investors. Class R2 shares are available only to certain retirement and 529 plans. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation (MFC), and certain 529 plans. Class B shares convert to Class A shares eight years after purchase. Class C shares convert to Class A shares ten years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       25

securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of March 31, 2019, by major security category or type:

	Total value at 3-31-19	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
Australia	$36,113,517	—	$36,113,517	—
Canada	124,739,872	$124,739,872	—	—
France	151,576,214	—	151,576,214	—
Germany	143,816,191	—	143,816,191	—
Italy	74,069,356	—	74,069,356	—
Japan	10,930,154	—	10,930,154	—
Netherlands	30,246,618	30,246,618	—	—
Norway	15,375,991	—	15,375,991	—
Singapore	20,175,192	—	20,175,192	—
South Korea	10,154,143	—	10,154,143	—
Spain	26,993,913	—	26,993,913	—
Sweden	11,846,645	—	11,846,645	—
Switzerland	65,002,030	—	65,002,030	—
Taiwan	11,270,349	11,270,349	—	—
United Kingdom	258,612,783	36,755,622	221,857,161	—

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       26

	Total value at 3-31-19	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
United States	995,069,048	$995,069,048	—	—
Securities lending collateral	28,542,057	28,542,057	—	—
Total investments in securities	$2,014,534,073	$1,226,623,566	$787,910,507	—

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT invests in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of March 31, 2019, the fund loaned common stocks valued at $27,312,825 and received $28,597,695 of cash collateral.

Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       27

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.

Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriation taxes imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.

Line of credit. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. For the year ended March 31, 2019, the fund had no borrowings under the line of credit. Commitment fees for the year ended March 31, 2019 were $6,821.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of March 31, 2019, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund typically declares and pays dividends quarterly. Capital gain distributions, if any, are typically distributed annually.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       28

The tax character of distributions for the year ended March 31, 2019 and for the period ended March 31, 2018 and for the year ended February 28, 2018 was as follows:

	March 31, 2019	March 31, 2018[1]	February 28, 2018
Ordinary income	$72,791,029	$12,217,833	$70,862,215
Long-term capital gains	50,711,590	—	—
Total	$123,502,619	$12,217,833	$70,862,215
[1] For the one-month period ended 3-31-18. The fund changed its fiscal year end from February 28 to March 31.

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of March 31, 2019, the components of distributable earnings on a tax basis consisted of $1,248,670 of undistributed ordinary income and $11,720,636 of undistributed long-term capital gains, respectively.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to partnerships, treating a portion of the proceeds from redemptions as distributions for tax purposes, and wash sale loss deferrals.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Distributors, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of MFC.

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of 0.800%. The Advisor has a subadvisory agreement with Epoch Investment Partners, Inc. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended March 31, 2019, this waiver amounted to 0.01% of the fund's average net assets. This agreement expires on June 30, 2020, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       29

The Advisor contractually agrees to reduce its management fee or, if necessary, make payment to the applicable class in an amount equal to the amount by which expenses of Class A, Class B, Class C, Class I, Class R2, and Class R6 shares, as applicable, exceed 1.09%, 1.84%, 1.84%, 0.84%, 1.24%, and 0.74%, respectively, of average net assets attributable to the applicable class. For purposes of this agreement, "expenses of Class A, Class B, Class C, Class I, Class R2, and Class R6 shares" means all class expenses (including fund expenses attributable to the class), excluding taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, acquired fund fees and expenses paid indirectly, and short dividend expense. This agreement expires on July 31, 2020, unless renewed by mutual agreement of the fund and the Advisor based on upon a determination that this is appropriate under the circumstances at that time.

The Advisor has voluntarily agreed to reduce its management fee for the fund, or if necessary, make payment to the fund, in an amount equal to the amount by which the fund's expenses exceed 0.74% of average net assets, on an annualized basis. Expenses means all the expenses of the fund, excluding taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, advisory fees, class-specific expenses, borrowing costs, prime brokerage fees, acquired fund fees and expenses paid indirectly, and short dividend expense. This voluntary expense reduction will continue in effect until terminated at any time by the Advisor on notice to the fund.

For the year ended March 31, 2019, the expense reductions described above amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$628,258	Class R2	$1,422
Class B	7,128	Class R6	578,620
Class C	117,556	Class NAV	613,644
Class I	1,258,782	Total	$3,205,410

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended March 31, 2019 were equivalent to a net annual effective rate of 0.65% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended March 31, 2019 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class B, Class C, and Class R2 shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R2 shares, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Rule 12b-1 fee	Service fee	Class	Rule 12b-1 fee	Service fee
Class A	0.30%	—	Class C	1.00%	—

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       30

Class	Rule 12b-1 fee	Service fee	Class	Rule 12b-1 fee	Service fee
Class B	1.00%	—	Class R2	0.25%	0.25%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $483,040 for the year ended March 31, 2019. Of this amount, $83,441 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $397,636 was paid as sales commissions to broker-dealers and $1,963 was paid as sales commissions to sales personnel of Signator Investors, Inc., which had been a broker-dealer affiliate of the Advisor through November 2, 2018.

Class A, Class B and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended March 31, 2019, CDSCs received by the Distributor amounted to $10,012, $2,263, and $3,454 for Class A, Class B and Class C shares, respectively.

Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended March 31, 2019 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$1,015,847	$372,869
Class B	53,687	5,888
Class C	879,178	96,543
Class I	—	1,048,241
Class R2	5,108	141
Class R6	—	55,458
Total	$1,953,820	$1,579,140

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       31

an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. Interest expense is included in Other expenses on the Statement of operations. The fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or lender	Weighted average loan balance	Days outstanding	Weighted average interest rate	Interest expense
Borrower	$18,644,791	1	2.350%	$1,217

Note 5 — Fund share transactions

Transactions in fund shares for the year ended March 31, 2019 and for the period ended March 31, 2018 and for the year ended February 28, 2018 were as follows:

		Year ended 3-31-19		Period ended 3-31-18[1]		Year ended 2-28-18
	Shares	Amount	Shares	Amount	Shares	Amount
Class A shares
Sold	5,161,275	$56,794,764	328,635	$3,690,424	4,887,570	$55,317,402
Distributions reinvested	1,729,739	18,423,338	146,351	1,612,789	924,739	10,462,524
Repurchased	(7,845,691)	(86,052,357)	(654,733)	(7,383,805)	(9,765,823)	(110,840,941)
Net decrease	(954,677)	$(10,834,255)	(179,747)	$(2,080,592)	(3,953,514)	$(45,061,015)
Class B shares
Sold	4,751	$53,547	234	$2,590	8,773	$100,317
Distributions reinvested	18,486	196,711	1,379	15,210	13,227	149,606
Repurchased	(290,776)	(3,181,473)	(21,632)	(244,352)	(378,607)	(4,328,572)
Net decrease	(267,539)	$(2,931,215)	(20,019)	$(226,552)	(356,607)	$(4,078,649)
Class C shares
Sold	274,532	$3,029,238	48,700	$550,543	766,239	$8,681,591
Distributions reinvested	368,049	3,918,414	26,090	288,029	211,666	2,396,367
Repurchased	(3,370,446)	(37,274,570)	(261,635)	(2,942,356)	(2,888,788)	(32,746,743)
Net decrease	(2,727,865)	$(30,326,918)	(186,845)	$(2,103,784)	(1,910,883)	$(21,668,785)
Class I shares
Sold	12,921,368	$142,302,285	1,293,551	$14,608,777	29,000,429	$328,965,528
Distributions reinvested	4,441,626	47,545,936	421,098	4,657,346	3,290,903	37,305,368
Repurchased	(22,619,195)	(249,211,116)	(1,685,660)	(19,015,316)	(68,523,697)	(789,962,651)
Net increase (decrease)	(5,256,201)	$(59,362,895)	28,989	$250,807	(36,232,365)	$(423,691,755)

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       32

		Year ended 3-31-19		Period ended 3-31-18[1]		Year ended 2-28-18
	Shares	Amount	Shares	Amount	Shares	Amount
Class R2 shares
Sold	11,527	$127,833	3,814	$42,501	19,164	$218,403
Distributions reinvested	5,270	56,283	443	4,906	2,709	30,823
Repurchased	(48,362)	(535,315)	(1,441)	(16,412)	(21,441)	(250,223)
Net increase (decrease)	(31,565)	$(351,199)	2,816	$30,995	432	$(997)
Class R6 shares
Sold	6,476,957	$71,621,251	853,833	$9,621,634	45,525,783	$528,602,558
Distributions reinvested	2,295,625	24,540,724	241,967	2,671,316	270,948	3,176,809
Repurchased	(19,726,348)	(215,104,129)	(965,286)	(10,893,128)	(3,342,342)	(39,222,455)
Net increase (decrease)	(10,953,766)	$(118,942,154)	130,514	$1,399,822	42,454,389	$492,556,912
Class NAV shares
Sold	352,106	$3,936,930	241,335	$2,725,544	883,085	$10,113,962
Distributions reinvested	2,605,631	27,887,901	259,083	2,862,863	1,465,285	16,626,561
Repurchased	(7,312,294)	(81,146,295)	(49,262)	(553,257)	(6,494,055)	(74,000,073)
Net increase (decrease)	(4,354,557)	$(49,321,464)	451,156	$5,035,150	(4,145,685)	$(47,259,550)
Total net increase (decrease)	(24,546,170)	$(272,070,100)	226,864	$2,305,846	(4,144,233)	$(49,203,839)

1 For the one-month period ended 3-31-18. The fund changed its fiscal year end from February 28 to March 31.

Affiliates of the fund owned 100% of shares of Class NAV, on March 31, 2019. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities, amounted to $336,974,614 and $658,788,734 for the year ended March 31, 2019.

Note 7 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At March 31, 2019, funds within the John Hancock group of funds complex held 22.3% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

Fund	Affiliated concentration
John Hancock Funds II Multimanager Lifestyle Growth Portfolio	7.1%

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       33

Fund	Affiliated concentration
John Hancock Funds II Multimanager Lifestyle Balanced Portfolio	6.8%

Note 8 — Investment in affiliated underlying funds

The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund's purchases and sales of the affiliated underlying funds as well as income and capital gains earned, if any, during the period is as follows:

					Dividends and distributions
Fund	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gain distributions received	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Ending value
John Hancock Collateral Trust*	1,729,540	135,725,879	(134,603,181)	2,852,238	—	—	($6,963)	$7,036	$28,542,057
*Refer to the Securities lending note within Note 2 for details regarding this investment.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       34

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of John Hancock Funds III and Shareholders of John Hancock Global Shareholder Yield Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the Fund's investments, of John Hancock Global Shareholder Yield Fund (one of the funds constituting John Hancock Funds III, referred to hereafter as the "Fund") as of March 31, 2019, the related statement of operations for the year ended March 31, 2019, the statements of changes in net assets for the year ended March 31, 2019, for the period from March 1, 2018 to March 31, 2018 and for the year ended February 28, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2019, the results of its operations for the year then ended, the changes in its net assets for the year ended March 31, 2019, for the period from March 1, 2018 to March 31, 2018 and for the year ended February 28, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

May 16, 2019

We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       35

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended March 31, 2019.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The fund paid $52,149,359 in long term capital gain dividends.

Eligible shareholders will be mailed a 2019 Form 1099-DIV in early 2020. This will reflect the tax character of all distributions paid in calendar year 2019.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       36

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	215
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.

Charles L. Bardelis,[2] Born: 1941	2012	215
Trustee Director, Island Commuter Corp. (marine transport). Trustee of various trusts within the John Hancock Fund Complex (since 1988).

James R. Boyle, Born: 1959	2015	215
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee of various trusts within the John Hancock Fund Complex (2005-2014 and since 2015).

Peter S. Burgess,[2] Born: 1942	2012	215
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).

William H. Cunningham, Born: 1944	2006	215
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee of various trusts within the John Hancock Fund Complex (since 1986).

Grace K. Fey, Born: 1946	2012	215
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       37

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2012	215
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Board Member, Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Deborah C. Jackson, Born: 1952	2008	215
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

James M. Oates, Born: 1946	2012	215

Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2004) and Chairperson of the Board (2005-2016) of various trusts within the John Hancock Fund Complex.

Steven R. Pruchansky, Born: 1944	2006	215
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011-2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.

Gregory A. Russo, Born: 1949	2008	215
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       38

Non-Independent Trustees3

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	215
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).

Marianne Harrison, Born: 1963	2018	215
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013-2017); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (since 2017); Member, Board of Directors, Manulife Assurance Canada (since 2015); Board Member, St. Mary's General Hospital Foundation (since 2014); Member, Board of Directors, Manulife Bank of Canada (since 2013); Member, Standing Committee of the Canadian Life & Health Assurance Association (since 2013); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012-2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
Francis V. Knox, Jr., Born: 1947	2006
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, various trusts within the John Hancock Fund Complex, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       39

Principal officers who are not Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
Christopher (Kit) Sechler, Born: 1973	2018
Chief Legal Officer and Secretary
Vice President and Deputy Chief Counsel, John Hancock Investments (since 2015); Assistant Vice President and Senior Counsel (2009-2015), John Hancock Investments; Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2018); Assistant Secretary of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2009).

The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       40

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†#
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo

Officers

Andrew G. Arnott
President

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Christopher (Kit) Sechler**
Secretary and Chief Legal Officer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Epoch Investment Partners, Inc.

Portfolio Managers

William W. Priest, CFA
John M. Tobin, Ph.D., CFA
Kera Van Valen, CFA
Michael A. Welhoelter, CFA

Principal distributor

John Hancock Funds, LLC

Custodian

Citibank, N.A.

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

* Member of the Audit Committee
† Non-Independent Trustee
#Effective 6-19-18

**Effective 9-13-18

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

All of the fund's holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund's Form N-PORT filings are available on our website and the SEC's website, sec.gov.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHAREHOLDER YIELD FUND       41

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Financial Industries

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Regional Bank

Small Cap Core

Small Cap Growth

Small Cap Value

U.S. Global Leaders Growth

U.S. Quality Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Global Thematic Opportunities

Greater China Opportunities

International Dynamic Growth

International Growth

International Small Company

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Disciplined Alternative Yield

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Infrastructure

Seaport Long/Short

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Balanced

Income Allocation

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Emerging Markets ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Media and
Communications ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investment Management

A trusted brand

John Hancock Investment Management is a premier asset manager representing one of America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC
200 Berkeley Street ■ Boston, MA 02116-5010 ■ 800-225-5291 ■ jhinvestments.com

This report is for the information of the shareholders of John Hancock Global Shareholder Yield Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

MF802053	320A 3/19 5/19

John Hancock

International Growth Fund

Annual report 3/31/19

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you do not need to take any action. You may elect to receive shareholder reports and other communications electronically by calling John Hancock Investment Management at 800-225-5291 (Class A, Class B and Class C shares) or 888-972-8696 (Class I, Class R2, Class R4, Class R6, Class 1, and Class NAV) or by contacting your financial intermediary.

You may elect to receive all reports in paper, free of charge, at any time. You can inform John Hancock Investment Management or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions listed above. Your election to receive reports in paper will apply to all funds held with John Hancock Investment Management or your financial intermediary.

A message to shareholders

Dear shareholder,

Market volatility was the big story in the latter half of 2018, as stocks sank in the fourth quarter, hurt by fears of slowing global economic growth, mounting trade tensions between the United States and China, and a pullback in oil prices. Many of those fears were quelled in the beginning of 2019, as favorable earnings reports, progress with the China trade dispute, and signals from the U.S. Federal Reserve that interest-rate hikes were on hold sparked a market rebound.

At the same time, monetary and fiscal stimulus was being employed across Europe, Japan, and China, and the result was that the first quarter of 2019 was the best quarterly performance in global equities since 2010.

Your best resource in unpredictable and volatile markets is your financial advisor, who can help position your portfolio so that it's sufficiently diversified to meet your long-term objectives and to withstand the inevitable turbulence along the way.

On behalf of everyone at John Hancock Investment Management, I'd like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. It is not possible to invest directly in an index. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
International Growth Fund

2	Your fund at a glance
4	Discussion of fund performance
6	A look at performance
8	Your expenses
10	Fund's investments
13	Financial statements
17	Financial highlights
26	Notes to financial statements
37	Report of independent registered public accounting firm
38	Tax information
39	Trustees and Officers
43	More information

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks high total return primarily through capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/19 (%)

Class A shares (without sales charges)
MSCI AC World ex-USA Growth Index
MSCI EAFE Index
Morningstar foreign large growth fund category average
–3.69
–3.05
–3.71
–3.20
9.64
8.42
7.27
8.05
6.55
4.01
2.33
3.86
11.32
9.47
8.96
9.97
1 year
3 year
5 year
10 year

The MSCI AC World ex-USA Growth Index is a free float-adjusted market capitalization index that is designed to measure the equity performance of growth-oriented stocks in developed (excluding the U.S.) and emerging markets.

The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Fund posted a loss for the period and underperformed its benchmark index

The fund returned a loss for the period, lagging its benchmark, the MSCI AC World ex-USA Growth Index.

Drivers of relative performance

Stock selection in communication services and information technology were negatives for relative performance, while selection in industrials, consumer discretionary, and healthcare was positive.

Certain sector weightings affected results

An overweight in the lagging information technology sector and an underweight in the outperforming communication services group detracted.

SECTOR COMPOSITION AS OF 3/31/19 (%)

A note about risks

The fund may be subject to various risks as described in the fund's prospectus. For more information, please refer to the "Principal risks" section of the prospectus.

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       3

Discussion of fund performance

How did the fund perform during the 12-month period ended March 31, 2019?

The fund posted a loss for the reporting period, underperforming its benchmark, the MSCI AC World ex-USA Growth Index, which also lost ground. Security selection in the information technology and communication services hurt, while selection in the industrials, consumer discretionary, and healthcare sectors were small relative positives. In terms of sector allocation, an overweight in the lagging information technology sector and underweight in the outperforming communication services category detracted.

Which equity positions detracted the most from relative performance?

The fund's top individual detractor was Tencent Holdings, Ltd., China's leading internet media company. Shares of Tencent dropped following a disappointing earnings report stemming from weakness in the company's mobile games business. Chinese pharmaceutical company CSPC Pharmaceutical Group, Ltd. also detracted, as the Chinese government announced a new drug-procurement policy involving a more drastic than expected pricing cut.

Which stocks contributed?

The fund's top individual contributor was Safran SA. Shares of this French

TOP 10 HOLDINGS AS OF 3/31/19 (%)		TOP 10 COUNTRIES AS OF 3/31/19 (%)
Tencent Holdings, Ltd.	4.2	China	17.6
Alibaba Group Holding, Ltd., ADR	4.1	United Kingdom	14.6
Nestle SA	3.8	Switzerland	11.7
Taiwan Semiconductor Manufacturing Company, Ltd.	3.7	France	11.0
		Japan	8.0
AIA Group, Ltd.	3.0	Netherlands	7.7
Roche Holding AG	2.8	Ireland	4.7
Canadian National Railway Company	2.3	Germany	3.8
AstraZeneca PLC	2.3	Taiwan	3.7
Safran SA	2.3	Hong Kong	3.0
Keyence Corp.	2.2	TOTAL	85.8
TOTAL	30.7
As a percentage of net assets.		As a percentage of net assets.
Cash and cash equivalents are not included.		Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       4

multinational aircraft-engine and aerospace-components company rose after the company reported better-than-expected quarterly earnings and raised financial guidance. Throughout the period, Safran continued to rank attractively in our process for high organic revenue growth, valuation upside and quality. Other contributors were Wolters Kluwer NV, a Netherlands-based provider of information services for various industries, and Edenred, a French provider of prepaid corporate services.

At period end, how were you positioning the fund?

From a regional perspective, we continue to develop a more favorable view of emerging markets, as interest rates have declined while trade tensions ease. We continue to see long-term secular tailwinds for domestically oriented Chinese companies able to benefit from China's emerging middle class and growing services economy.

Meanwhile, Brexit continues to present challenges for the United Kingdom. Accordingly, in this market we are focusing on multinational companies with global revenue exposure while avoiding companies focused on the domestic U.K. market.

In light of more optimistic signs about the global economy, we have moved to equal weights in our investment model's quality, growth, valuation upside, and capital return factors. This has meant increased focus on more cyclical companies that we believe offer higher growth potential and some sales of higher-quality, dividend-paying companies.

MANAGED BY

John A. Boselli, CFA On the fund since 2014 Investing since 1996

The views expressed in this report are exclusively those of John A. Boselli, CFA, Wellington Management Company LLP, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       5

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  MARCH 31, 2019

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	10-year	5-year	10-year
Class A	-8.50	5.46	10.75	30.48	177.63
Class B	-9.06	5.45	10.50	30.40	171.49
Class C	-5.31	5.79	10.50	32.53	171.44
Class I1	-3.45	6.88	11.71	39.46	202.68
Class R2[1,2]	-3.81	6.46	11.27	36.72	190.98
Class R4[1,2]	-3.53	6.67	11.39	38.12	193.95
Class R6[1,2]	-3.32	6.92	11.51	39.72	197.35
Class 1[1]	-3.32	6.96	11.78	40.02	204.64
Class NAV[1,2]	-3.27	6.89	11.50	39.55	197.00
Index 1†	-3.05	4.01	9.47	21.75	147.24
Index 2†	-3.71	2.33	8.96	12.19	135.80

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1 to 6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, and 1%. No sales charge will be assessed after the sixth year. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, Class R6, Class 1, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual fee waivers and expense limitations in effect until June 30, 2020 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class R2	Class R4	Class R6	Class 1	Class NAV
Gross (%)	1.29	1.99	1.99	0.99	1.40	1.25	0.90	0.93	0.88
Net (%)	1.28	1.98	1.98	0.98	1.39	1.14	0.89	0.92	0.87

Please refer to the most recent prospectuses and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index 1 is the MSCI AC World ex-USA Growth Index; Index 2 is the MSCI EAFE Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       6

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock International Growth Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two separate indexes.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)	Index 2 ($)
Class B3	3-31-09	27,149	27,149	24,724	23,580
Class C3	3-31-09	27,144	27,144	24,724	23,580
Class I1	3-31-09	30,268	30,268	24,724	23,580
Class R2[1,2]	3-31-09	29,098	29,098	24,724	23,580
Class R4[1,2]	3-31-09	29,395	29,395	24,724	23,580
Class R6[1,2]	3-31-09	29,735	29,735	24,724	23,580
Class 1[1]	3-31-09	30,464	30,464	24,724	23,580
Class NAV[1,2]	3-31-09	29,700	29,700	24,724	23,580

The MSCI AC World ex-USA Growth Index is a free float-adjusted market capitalization index that is designed to measure the equity performance of growth-oriented stocks in developed (excluding the U.S.) and emerging markets.

The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	For certain types of investors, as described in the fund's prospectuses.
2	Class R2, Class R4, and Class R6 shares were first offered on 3-27-15. Class NAV shares were first offered on 6-2-15. The returns prior to these dates are those of Class A shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
3	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       7

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on October 1, 2018, with the same investment held until March 31, 2019.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at March 31, 2019, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on October 1, 2018, with the same investment held until March 31, 2019. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
8	JOHN HANCOCK INTERNATIONAL GROWTH FUND | ANNUAL REPORT

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 10-1-2018	Ending value on 3-31-2019	Expenses paid during period ended 3-31-2019[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$ 973.00	$ 6.35	1.29%
	Hypothetical example	1,000.00	1,018.50	6.49	1.29%
Class B	Actual expenses/actual returns	1,000.00	969.50	9.77	1.99%
	Hypothetical example	1,000.00	1,015.00	10.00	1.99%
Class C	Actual expenses/actual returns	1,000.00	969.40	9.77	1.99%
	Hypothetical example	1,000.00	1,015.00	10.00	1.99%
Class I	Actual expenses/actual returns	1,000.00	974.00	4.97	1.01%
	Hypothetical example	1,000.00	1,019.90	5.09	1.01%
Class R2	Actual expenses/actual returns	1,000.00	972.50	6.88	1.40%
	Hypothetical example	1,000.00	1,018.00	7.04	1.40%
Class R4	Actual expenses/actual returns	1,000.00	973.90	5.61	1.14%
	Hypothetical example	1,000.00	1,019.20	5.74	1.14%
Class R6	Actual expenses/actual returns	1,000.00	975.00	4.38	0.89%
	Hypothetical example	1,000.00	1,020.50	4.48	0.89%
Class 1	Actual expenses/actual returns	1,000.00	975.00	4.53	0.92%
	Hypothetical example	1,000.00	1,020.30	4.63	0.92%
Class NAV	Actual expenses/actual returns	1,000.00	975.20	4.28	0.87%
	Hypothetical example	1,000.00	1,020.60	4.38	0.87%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL GROWTH FUND	9

Fund’s investments
AS OF 3-31-19
	Shares	Value
Common stocks 99.9%		$9,428,450,036
(Cost $8,091,946,929)
Australia 1.1%		106,913,373
Qantas Airways, Ltd.	26,569,308	106,913,373
Canada 2.3%		221,836,372
Canadian National Railway Company	2,478,066	221,836,372
China 17.6%		1,657,242,296
Alibaba Group Holding, Ltd., ADR (A)	2,125,815	387,854,946
China Merchants Bank Company, Ltd., H Shares	19,970,500	97,291,023
China Tower Corp., Ltd., H Shares (A)(B)	617,334,642	143,394,297
Hangzhou Hikvision Digital Technology Company, Ltd., Class A	17,863,441	93,029,769
Midea Group Company, Ltd., Class A	15,654,900	113,474,999
Ping An Insurance Group Company of China, Ltd., H Shares	13,060,892	147,042,377
Shenzhou International Group Holdings, Ltd.	10,655,700	143,161,636
TAL Education Group, ADR (A)	3,639,816	131,324,561
Tencent Holdings, Ltd.	8,712,500	400,668,688
France 11.0%		1,040,049,748
Airbus SE (C)	1,555,111	206,109,561
Alstom SA	2,336,568	101,318,543
Edenred	2,919,407	132,952,001
Kering SA	321,430	184,373,886
LVMH Moet Hennessy Louis Vuitton SE	542,201	199,711,860
Safran SA	1,572,900	215,583,897
Germany 3.8%		356,436,238
adidas AG	636,649	154,847,370
Infineon Technologies AG	5,385,491	106,915,528
Siemens Healthineers AG (B)	2,267,597	94,673,340
Hong Kong 3.0%		280,970,797
AIA Group, Ltd.	28,097,725	280,970,797
India 1.7%		163,503,338
HDFC Bank, Ltd.	4,878,947	163,503,338
Indonesia 2.1%		198,208,507
Bank Mandiri Persero Tbk PT (A)	186,374,400	97,798,847
Telekomunikasi Indonesia Persero Tbk PT	363,263,500	100,409,660
Ireland 4.7%		441,894,762
Accenture PLC, Class A	928,210	163,383,524
ICON PLC (A)	1,031,904	140,937,448
Medtronic PLC	1,510,472	137,573,790
10	JOHN HANCOCK INTERNATIONAL GROWTH FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Japan 8.0%		$756,023,568
Bandai Namco Holdings, Inc.	2,636,300	123,776,817
Hoya Corp.	2,933,700	194,320,270
Keyence Corp.	339,300	212,128,675
Nexon Company, Ltd. (A)	6,190,900	97,360,070
Sony Corp.	3,042,019	128,437,736
Netherlands 7.7%		727,558,038
ASML Holding NV	1,042,988	196,030,231
Koninklijke Philips NV	4,596,748	187,812,865
QIAGEN NV (A)	4,548,100	184,617,983
Wolters Kluwer NV	2,335,212	159,096,959
Singapore 1.3%		122,612,759
DBS Group Holdings, Ltd.	6,568,466	122,612,759
South Korea 1.1%		101,412,503
NCSoft Corp.	231,967	101,412,503
Spain 1.4%		127,717,376
Cellnex Telecom SA (A)(B)(C)	4,350,346	127,717,376
Sweden 2.1%		198,915,567
Alfa Laval AB	4,371,051	100,451,180
Epiroc AB, Class A (A)	9,749,282	98,464,387
Switzerland 11.7%		1,100,370,558
Nestle SA	3,771,644	359,627,808
Novartis AG	2,085,217	200,430,092
Partners Group Holding AG	172,771	125,684,445
Roche Holding AG	959,979	264,526,899
Temenos AG (A)	1,017,392	150,101,314
Taiwan 3.7%		350,174,666
Taiwan Semiconductor Manufacturing Company, Ltd.	43,722,323	350,174,666
United Kingdom 14.6%		1,377,865,685
Aon PLC	842,620	143,835,234
AstraZeneca PLC	2,723,779	217,417,055
Compass Group PLC	7,618,982	179,263,457
Diageo PLC	5,002,350	204,707,475
Experian PLC	6,318,620	171,016,675
IHS Markit, Ltd. (A)	3,147,183	171,143,812
Reckitt Benckiser Group PLC	1,793,684	149,275,866
Smith & Nephew PLC	7,110,379	141,206,111
United States 1.0%		98,743,885
Waste Connections, Inc.	1,114,779	98,743,885

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL GROWTH FUND	11

	Yield (%)	Shares	Value
Securities lending collateral 0.4%			$35,310,762
(Cost $35,310,576)
John Hancock Collateral Trust (D)	2.6031(E)	3,528,641	35,310,762

	Par value^	Value
Short-term investments 0.1%		$15,000,000
(Cost $15,000,000)
Repurchase agreement 0.1%		15,000,000
Bank of America Corp. Tri-Party Repurchase Agreement dated 3-29-19 at 2.550% to be repurchased at $13,002,763 on 4-1-19, collateralized by $13,021,664 Government National Mortgage Association, 3.730% due 12-20-68 (valued at $13,260,001, including interest)	13,000,000	13,000,000
Societe Generale Tri-Party Repurchase Agreement dated 3-29-19 at 2.550% to be repurchased at $2,000,425 on 4-1-19, collateralized by $1,968,948 Federal National Mortgage Association, 4.000% due 2-1-48 (valued at $2,040,000, including interest)	2,000,000	2,000,000

Total investments (Cost $8,142,257,505) 100.4%		$9,478,760,798
Other assets and liabilities, net (0.4%)		(37,670,386)
Total net assets 100.0%		$9,441,090,412

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(C)	All or a portion of this security is on loan as of 3-31-19.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(E)	The rate shown is the annualized seven-day yield as of 3-31-19.
At 3-31-19, the aggregate cost of investments for federal income tax purposes was $8,157,572,231. Net unrealized appreciation aggregated to $1,321,188,567, of which $1,375,997,090 related to gross unrealized appreciation and $54,808,523 related to gross unrealized depreciation.
12	JOHN HANCOCK INTERNATIONAL GROWTH FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 3-31-19

Assets
Unaffiliated investments, at value (Cost $8,106,946,929) including $33,342,517 of securities loaned	$9,443,450,036
Affiliated investments, at value (Cost $35,310,576)	35,310,762
Total investments, at value (Cost $8,142,257,505)	9,478,760,798
Cash	52,685
Foreign currency, at value (Cost $2,853,121)	2,852,423
Dividends and interest receivable	13,804,912
Receivable for fund shares sold	11,435,514
Receivable for investments sold	13,726,657
Receivable for securities lending income	38,090
Other assets	501,324
Total assets	9,521,172,403
Liabilities
Foreign capital gains tax payable	1,725,954
Payable for investments purchased	4,727,212
Payable for fund shares repurchased	35,998,427
Payable upon return of securities loaned	35,309,493
Payable to affiliates
Accounting and legal services fees	355,617
Transfer agent fees	692,439
Distribution and service fees	18,032
Other liabilities and accrued expenses	1,254,817
Total liabilities	80,081,991
Net assets	$9,441,090,412
Net assets consist of
Paid-in capital	$8,491,227,292
Total distributable earnings (loss)	949,863,120
Net assets	$9,441,090,412

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK International Growth Fund	13

STATEMENT OF ASSETS AND LIABILITIES  (continued)

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($608,780,914 ÷ 22,723,844 shares)[1]	$26.79
Class B ($964,039 ÷ 36,614 shares)[1]	$26.33
Class C ($262,824,052 ÷ 10,003,137 shares)[1]	$26.27
Class I ($5,575,912,781 ÷ 207,709,885 shares)	$26.84
Class R2 ($42,852,338 ÷ 1,597,676 shares)	$26.82
Class R4 ($7,963,395 ÷ 296,749 shares)	$26.84
Class R6 ($1,835,568,744 ÷ 68,338,807 shares)	$26.86
Class 1 ($78,366,815 ÷ 2,921,200 shares)	$26.83
Class NAV ($1,027,857,334 ÷ 38,317,997 shares)	$26.82
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$28.20

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
14	JOHN HANCOCK International Growth Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS For the year ended  3-31-19

Investment income
Dividends	$189,144,718
Non-cash dividends	12,828,997
Interest	3,237,476
Securities lending	1,251,222
Less foreign taxes withheld	(19,171,817)
Total investment income	187,290,596
Expenses
Investment management fees	79,646,309
Distribution and service fees	5,452,773
Accounting and legal services fees	1,525,628
Transfer agent fees	8,633,616
Trustees' fees	150,535
Custodian fees	2,746,628
State registration fees	410,361
Printing and postage	805,249
Professional fees	250,407
Other	633,772
Total expenses	100,255,278
Less expense reductions	(794,466)
Net expenses	99,460,812
Net investment income	87,829,784
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(327,464,297)
Affiliated investments	60,265
(327,404,032)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(203,442,957)
Affiliated investments	4,575
(203,438,382)
Net realized and unrealized loss	(530,842,414)
Decrease in net assets from operations	$(443,012,630)

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK International Growth Fund	15

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 3-31-19	Period ended 3-31-18[1]	Year ended 2-28-18
Increase (decrease) in net assets
From operations
Net investment income	$87,829,784	$7,960,716	$41,090,688
Net realized gain (loss)	(327,404,032)	21,459,463	325,432,390
Change in net unrealized appreciation (depreciation)	(203,438,382)	3,082,465	1,246,537,998
Increase (decrease) in net assets resulting from operations	(443,012,630)	32,502,644	1,613,061,076
Distributions to shareholders
From net investment income and net realized gain
Class A	(14,660,561)	—	—
Class B	(20,861)	—	—
Class C	(4,998,651)	—	—
Class I	(144,368,088)	—	—
Class R2	(906,042)	—	—
Class R4	(191,219)	—	—
Class R6	(49,853,759)	—	—
Class 1	(2,141,203)	—	—
Class NAV	(28,574,370)	—	—
From net investment income
Class A	—	—	(1,662,236)
Class I	—	—	(21,874,556)
Class R2	—	—	(22,327)
Class R4	—	—	(25,088)
Class R6	—	—	(8,042,919)
Class 1	—	—	(438,430)
Class NAV	—	—	(6,809,529)
Total distributions	(245,714,754)	—	(38,875,085)
From fund share transactions	245,618,755	301,253,138	4,074,516,879
Total increase (decrease)	(443,108,629)	333,755,782	5,648,702,870
Net assets
Beginning of year	9,884,199,041	9,550,443,259	3,901,740,389
End of year[2]	$9,441,090,412	$9,884,199,041	$9,550,443,259

[1]	For the one-month period ended 3-31-18. The fund changed its fiscal year end from February 28 to March 31.
[2]	Net assets - End of year includes undistributed net investment income of $8,537,054 and $0, at March 31, 2018 and February 28, 2018, respectively. The SEC eliminated the requirement to disclose undistributed net investment income in the current reporting period.
16	JOHN HANCOCK International Growth Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights
CLASS A SHARES Period ended	3-31-19	3-31-18 [1]	2-28-18	2-28-17	2-29-16	2-28-15
Per share operating performance
Net asset value, beginning of period	$28.52	$28.43	$21.69	$19.90	$21.64	$24.60
Net investment income[2]	0.19	0.02	0.11	0.17	0.10	0.24
Net realized and unrealized gain (loss) on investments	(1.31)	0.07	6.69	1.75	(1.81)	0.83
Total from investment operations	(1.12)	0.09	6.80	1.92	(1.71)	1.07
Less distributions
From net investment income	(0.15)	—	(0.06)	(0.13)	(0.03)	(0.47)
From net realized gain	(0.46)	—	—	—	—	(3.56)
Total distributions	(0.61)	—	(0.06)	(0.13)	(0.03)	(4.03)
Net asset value, end of period	$26.79	$28.52	$28.43	$21.69	$19.90	$21.64
Total return (%)[3,4]	(3.69)	0.32 [5]	31.38	9.62	(7.86)	5.91
Ratios and supplemental data
Net assets, end of period (in millions)	$609	$827	$803	$427	$615	$140
Ratios (as a percentage of average net assets):
Expenses before reductions	1.28	1.29 [6]	1.29	1.32	1.38	1.53
Expenses including reductions	1.28	1.28 [6]	1.28	1.32	1.37	1.52
Net investment income	0.72	0.69 [6]	0.41	0.79	0.48	1.02
Portfolio turnover (%)	98	4	65	94	82	204

[1]	For the one-month period ended 3-31-18. The fund changed its fiscal year end from February 28 to March 31.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Not annualized.
[6]	Annualized.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK International Growth Fund	17

CLASS B SHARES Period ended	3-31-19	3-31-18 [1]	2-28-18	2-28-17	2-29-16	2-28-15
Per share operating performance
Net asset value, beginning of period	$28.06	$27.99	$21.45	$19.70	$21.55	$24.50
Net investment income (loss)[2]	0.02	— [3]	(0.04)	0.04	0.02	— [3]
Net realized and unrealized gain (loss) on investments	(1.29)	0.07	6.58	1.71	(1.87)	0.88
Total from investment operations	(1.27)	0.07	6.54	1.75	(1.85)	0.88
Less distributions
From net investment income	—	—	—	—	—	(0.27)
From net realized gain	(0.46)	—	—	—	—	(3.56)
Total distributions	(0.46)	—	—	—	—	(3.83)
Net asset value, end of period	$26.33	$28.06	$27.99	$21.45	$19.70	$21.55
Total return (%)[4,5]	(4.36)	0.25 [6]	30.49	8.88	(8.58)	5.07
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$2	$2	$2	$2	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	1.98	1.99 [7]	1.99	2.03	2.32	3.18
Expenses including reductions	1.98	1.98 [7]	1.98	2.02	2.12	2.34
Net investment income (loss)	0.08	(0.01) [7]	(0.15)	0.19	0.07	— [8]
Portfolio turnover (%)	98	4	65	94	82	204

[1]	For the one-month period ended 3-31-18. The fund changed its fiscal year end from February 28 to March 31.
[2]	Based on average daily shares outstanding.
[3]	Less than $0.005 per share.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Does not reflect the effect of sales charges, if any.
[6]	Not annualized.
[7]	Annualized.
[8]	Less than 0.005%.
18	JOHN HANCOCK International Growth Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS C SHARES Period ended	3-31-19	3-31-18 [1]	2-28-18	2-28-17	2-29-16	2-28-15
Per share operating performance
Net asset value, beginning of period	$28.00	$27.93	$21.40	$19.66	$21.49	$24.45
Net investment income (loss)[2]	— [3]	— [3]	(0.09)	0.01	(0.07)	(0.03)
Net realized and unrealized gain (loss) on investments	(1.27)	0.07	6.62	1.73	(1.76)	0.92
Total from investment operations	(1.27)	0.07	6.53	1.74	(1.83)	0.89
Less distributions
From net investment income	—	—	—	—	—	(0.29)
From net realized gain	(0.46)	—	—	—	—	(3.56)
Total distributions	(0.46)	—	—	—	—	(3.85)
Net asset value, end of period	$26.27	$28.00	$27.93	$21.40	$19.66	$21.49
Total return (%)[4,5]	(4.37)	0.25 [6]	30.51	8.85	(8.52)	5.11
Ratios and supplemental data
Net assets, end of period (in millions)	$263	$349	$333	$145	$113	$13
Ratios (as a percentage of average net assets):
Expenses before reductions	1.98	1.99 [7]	1.99	2.03	2.08	2.40
Expenses including reductions	1.98	1.98 [7]	1.98	2.02	2.07	2.30
Net investment income (loss)	(0.01)	(0.01) [7]	(0.33)	0.03	(0.33)	(0.11)
Portfolio turnover (%)	98	4	65	94	82	204

[1]	For the one-month period ended 3-31-18. The fund changed its fiscal year end from February 28 to March 31.
[2]	Based on average daily shares outstanding.
[3]	Less than $0.005 per share.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Does not reflect the effect of sales charges, if any.
[6]	Not annualized.
[7]	Annualized.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK International Growth Fund	19

CLASS I SHARES Period ended	3-31-19	3-31-18 [1]	2-28-18	2-28-17	2-29-16	2-28-15
Per share operating performance
Net asset value, beginning of period	$28.59	$28.49	$21.72	$19.94	$21.67	$24.62
Net investment income[2]	0.24	0.02	0.18	0.20	0.16	0.35
Net realized and unrealized gain (loss) on investments	(1.30)	0.08	6.72	1.77	(1.80)	0.81
Total from investment operations	(1.06)	0.10	6.90	1.97	(1.64)	1.16
Less distributions
From net investment income	(0.23)	—	(0.13)	(0.19)	(0.09)	(0.55)
From net realized gain	(0.46)	—	—	—	—	(3.56)
Total distributions	(0.69)	—	(0.13)	(0.19)	(0.09)	(4.11)
Net asset value, end of period	$26.84	$28.59	$28.49	$21.72	$19.94	$21.67
Total return (%)[3]	(3.45)	0.35 [4]	31.82	9.96	(7.59)	6.33
Ratios and supplemental data
Net assets, end of period (in millions)	$5,576	$5,631	$5,424	$2,380	$1,168	$152
Ratios (as a percentage of average net assets):
Expenses before reductions	1.00	1.00 [5]	0.99	1.02	1.06	1.19
Expenses including reductions	0.99	0.99 [5]	0.98	1.01	1.06	1.18
Net investment income	0.89	0.98 [5]	0.70	0.94	0.73	1.46
Portfolio turnover (%)	98	4	65	94	82	204

[1]	For the one-month period ended 3-31-18. The fund changed its fiscal year end from February 28 to March 31.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
20	JOHN HANCOCK International Growth Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R2 SHARES Period ended	3-31-19	3-31-18 [1]	2-28-18	2-28-17	2-29-16 [2]
Per share operating performance
Net asset value, beginning of period	$28.55	$28.45	$21.71	$19.92	$21.46
Net investment income (loss)[3]	0.15	0.02	0.13	(0.02)	0.02
Net realized and unrealized gain (loss) on investments	(1.30)	0.08	6.65	1.91	(1.56)
Total from investment operations	(1.15)	0.10	6.78	1.89	(1.54)
Less distributions
From net investment income	(0.12)	—	(0.04)	(0.10)	—
From net realized gain	(0.46)	—	—	—	—
Total distributions	(0.58)	—	(0.04)	(0.10)	—
Net asset value, end of period	$26.82	$28.55	$28.45	$21.71	$19.92
Total return (%)[4]	(3.81)	0.35 [5]	31.23	9.54	(7.18) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$43	$43	$37	$12	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	1.38	1.32 [6]	1.40	1.42	1.90 [6]
Expenses including reductions	1.37	1.31 [6]	1.39	1.42	1.52 [6]
Net investment income (loss)	0.54	0.71 [6]	0.49	(0.08)	0.11 [6]
Portfolio turnover (%)	98	4	65	94	82 [7]

[1]	For the one-month period ended 3-31-18. The fund changed its fiscal year end from February 28 to March 31.
[2]	The inception date for Class R2 shares is 3-27-15.
[3]	Based on average daily shares outstanding.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Not annualized.
[6]	Annualized.
[7]	Portfolio turnover is shown for the period from 3-1-15 to 2-29-16.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK International Growth Fund	21

CLASS R4 SHARES Period ended	3-31-19	3-31-18 [1]	2-28-18	2-28-17	2-29-16 [2]
Per share operating performance
Net asset value, beginning of period	$28.57	$28.48	$21.72	$19.94	$21.46
Net investment income[3]	0.22	0.02	0.17	0.19	0.05
Net realized and unrealized gain (loss) on investments	(1.30)	0.07	6.69	1.75	(1.54)
Total from investment operations	(1.08)	0.09	6.86	1.94	(1.49)
Less distributions
From net investment income	(0.19)	—	(0.10)	(0.16)	(0.03)
From net realized gain	(0.46)	—	—	—	—
Total distributions	(0.65)	—	(0.10)	(0.16)	(0.03)
Net asset value, end of period	$26.84	$28.57	$28.48	$21.72	$19.94
Total return (%)[4]	(3.53)	0.32 [5]	31.60	9.81	(6.95) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$8	$8	$9	$5	$3
Ratios (as a percentage of average net assets):
Expenses before reductions	1.24	1.25 [6]	1.24	1.25	1.66 [6]
Expenses including reductions	1.13	1.14 [6]	1.13	1.14	1.24 [6]
Net investment income	0.80	0.83 [6]	0.64	0.88	0.24 [6]
Portfolio turnover (%)	98	4	65	94	82 [7]

[1]	For the one-month period ended 3-31-18. The fund changed its fiscal year end from February 28 to March 31.
[2]	The inception date for Class R4 shares is 3-27-15.
[3]	Based on average daily shares outstanding.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Not annualized.
[6]	Annualized.
[7]	Portfolio turnover is shown for the period from 3-1-15 to 2-29-16.
22	JOHN HANCOCK International Growth Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R6 SHARES Period ended	3-31-19	3-31-18 [1]	2-28-18	2-28-17	2-29-16 [2]
Per share operating performance
Net asset value, beginning of period	$28.61	$28.50	$21.73	$19.95	$21.46
Net investment income[3]	0.27	0.03	0.05	0.20	0.12
Net realized and unrealized gain (loss) on investments	(1.30)	0.08	6.88	1.79	(1.53)
Total from investment operations	(1.03)	0.11	6.93	1.99	(1.41)
Less distributions
From net investment income	(0.26)	—	(0.16)	(0.21)	(0.10)
From net realized gain	(0.46)	—	—	—	—
Total distributions	(0.72)	—	(0.16)	(0.21)	(0.10)
Net asset value, end of period	$26.86	$28.61	$28.50	$21.73	$19.95
Total return (%)[4]	(3.32)	0.39 [5]	31.91	10.08	(6.59) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$1,836	$1,795	$1,702	$18	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	0.89	0.89 [6]	0.90	0.93	1.37 [6]
Expenses including reductions	0.88	0.88 [6]	0.89	0.90	0.95 [6]
Net investment income	1.01	1.09 [6]	0.16	0.95	0.60 [6]
Portfolio turnover (%)	98	4	65	94	82 [7]

[1]	For the one-month period ended 3-31-18. The fund changed its fiscal year end from February 28 to March 31.
[2]	The inception date for Class R6 shares is 3-27-15.
[3]	Based on average daily shares outstanding.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Not annualized.
[6]	Annualized.
[7]	Portfolio turnover is shown for the period from 3-1-15 to 2-29-16.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK International Growth Fund	23

CLASS 1 SHARES Period ended	3-31-19	3-31-18 [1]	2-28-18	2-28-17	2-29-16	2-28-15
Per share operating performance
Net asset value, beginning of period	$28.57	$28.47	$21.71	$19.93	$21.65	$24.61
Net investment income[2]	0.28	0.03	0.21	0.23	0.23	0.28
Net realized and unrealized gain (loss) on investments	(1.30)	0.07	6.70	1.76	(1.84)	0.90
Total from investment operations	(1.02)	0.10	6.91	1.99	(1.61)	1.18
Less distributions
From net investment income	(0.26)	—	(0.15)	(0.21)	(0.11)	(0.58)
From net realized gain	(0.46)	—	—	—	—	(3.56)
Total distributions	(0.72)	—	(0.15)	(0.21)	(0.11)	(4.14)
Net asset value, end of period	$26.83	$28.57	$28.47	$21.71	$19.93	$21.65
Total return (%)[3]	(3.32)	0.35 [4]	31.86	10.04	(7.49)	6.39
Ratios and supplemental data
Net assets, end of period (in millions)	$78	$93	$91	$50	$39	$20
Ratios (as a percentage of average net assets):
Expenses before reductions	0.92	0.92 [5]	0.93	0.95	1.00	1.10
Expenses including reductions	0.92	0.92 [5]	0.92	0.94	0.99	1.09
Net investment income	1.05	1.06 [5]	0.79	1.09	1.06	1.18
Portfolio turnover (%)	98	4	65	94	82	204

[1]	For the one-month period ended 3-31-18. The fund changed its fiscal year end from February 28 to March 31.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
24	JOHN HANCOCK International Growth Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS NAV SHARES Period ended	3-31-19	3-31-18 [1]	2-28-18	2-28-17	2-29-16 [2]
Per share operating performance
Net asset value, beginning of period	$28.57	$28.47	$21.71	$19.93	$22.66
Net investment income[3]	0.29	0.03	0.23	0.19	0.11
Net realized and unrealized gain (loss) on investments	(1.31)	0.07	6.69	1.81	(2.72)
Total from investment operations	(1.02)	0.10	6.92	2.00	(2.61)
Less distributions
From net investment income	(0.27)	—	(0.16)	(0.22)	(0.12)
From net realized gain	(0.46)	—	—	—	—
Total distributions	(0.73)	—	(0.16)	(0.22)	(0.12)
Net asset value, end of period	$26.82	$28.57	$28.47	$21.71	$19.93
Total return (%)[4]	(3.27)	0.35 [5]	31.91	10.10	(11.57) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$1,028	$1,136	$1,151	$864	$86
Ratios (as a percentage of average net assets):
Expenses before reductions	0.87	0.87 [6]	0.88	0.91	0.94 [6]
Expenses including reductions	0.87	0.87 [6]	0.87	0.90	0.93 [6]
Net investment income	1.06	1.10 [6]	0.89	0.91	0.69 [6]
Portfolio turnover (%)	98	4	65	94	82 [7]

[1]	For the one-month period ended 3-31-18. The fund changed its fiscal year end from February 28 to March 31.
[2]	The inception date for Class NAV shares is 6-2-15.
[3]	Based on average daily shares outstanding.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Not annualized.
[6]	Annualized.
[7]	The portfolio turnover is shown for the period from 3-1-15 to 2-29-16.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK International Growth Fund	25

Notes to financial statements

Note 1 — Organization

John Hancock International Growth Fund (the fund) is a series of John Hancock Funds III (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek high total return primarily through capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered by the fund are detailed in the Statement of assets and liabilities. Class A and Class C are offered to all investors. Class B shares are closed to new investors. Class I shares are offered to institutions and certain investors. Class R2 and R4 shares are available only to certain retirement and 529 plans. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class 1 shares are offered only to certain affiliates of Manulife Financial Corporation (MFC). Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or MFC, and certain 529 plans. Class B shares convert to Class A shares eight years after purchase. Class C shares convert to Class A shares ten years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

The fund is closed to new investors, except as provided in the fund's prospectus.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       26

securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of March 31, 2019, by major security category or type:

	Total value at 3-31-19	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
Australia	$106,913,373	—	$106,913,373	—
Canada	221,836,372	$221,836,372	—	—
China	1,657,242,296	519,179,507	1,138,062,789	—
France	1,040,049,748	—	1,040,049,748	—
Germany	356,436,238	—	356,436,238	—
Hong Kong	280,970,797	—	280,970,797	—
India	163,503,338	—	163,503,338	—
Indonesia	198,208,507	—	198,208,507	—
Ireland	441,894,762	441,894,762	—	—
Japan	756,023,568	—	756,023,568	—
Netherlands	727,558,038	—	727,558,038	—
Singapore	122,612,759	—	122,612,759	—
South Korea	101,412,503	—	101,412,503	—
Spain	127,717,376	—	127,717,376	—
Sweden	198,915,567	—	198,915,567	—
Switzerland	1,100,370,558	—	1,100,370,558	—

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       27

	Total value at 3-31-19	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Taiwan	350,174,666	—	$350,174,666	—
United Kingdom	1,377,865,685	$314,979,046	1,062,886,639	—
United States	98,743,885	98,743,885	—	—
Securities lending collateral	35,310,762	35,310,762	—	—
Short-term investments	15,000,000	—	15,000,000	—
Total investments in securities	$9,478,760,798	$1,631,944,334	$7,846,816,464	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT invests in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       28

than expected return if the borrower fails to return the securities on a timely basis. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of March 31, 2019, the fund loaned common stocks valued at $33,342,517 and received $35,309,493 of cash collateral.

Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.

Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriation taxes imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.

Line of credit. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Commitment fees for the year ended March 31, 2019 were $23,952.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       29

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Net capital losses of $381,177,985 that are the result of security transactions occurring after October 31, 2018, are treated as occurring on April 1, 2019, the first day of the fund's next taxable year.

As of March 31, 2019, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund typically declares and pays dividends and capital gain distributions, if any, at least annually.

The tax character of distributions for the year ended March 31, 2019, for the period ended March 31, 2018 and for the year ended February 28, 2018 was as follows:

	March 31, 2019	March 31, 2018[1]	February 28, 2018
Ordinary Income	$86,299,307	—	$38,875,085
Long-Term Capital Gain	159,415,447	—	—
Total	$245,714,754	—	$38,875,085

1 For the one-month period ended 3-31-18. The fund changed its fiscal year end from February 28 to March 31.

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of March 31, 2019, the components of distributable earnings on a tax basis consisted of $11,649,253 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals and treating a portion of the proceeds from redemptions as distributions for tax purposes.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       30

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of MFC.

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, equivalent on an annual basis to the sum of (a) 0.900% of the first $500 million of the fund's aggregate average daily net assets (together with the assets of any other applicable fund identified in the advisory agreement); (b) 0.850% of the next $500 million of the fund's aggregate average daily net assets, and (c) 0.800% of the fund's aggregate average daily net assets in excess of $1 billion. The Advisor has a subadvisory agreement with Wellington Management Company LLP. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended March 31, 2019, this waiver amounted to 0.01% of the fund's average net assets. This agreement expires on June 30, 2020, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

Prior to July 1, 2018, the Advisor had contractually agreed to waive fees and/or reimburse certain expenses for each share class of the fund. This agreement excludes taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, acquired fees and expenses paid indirectly and short dividend expense. The fee waivers and/or reimbursements were such that these expenses did not exceed 1.35%, 2.05%, 2.05%, 1.05%, 1.45%, and 1.20% of average net assets for Class A, Class B, Class C, Class I, Class R2, and Class R4 shares, respectively.

For the year ended March 31, 2019, the expense reductions described above amounted to the following:

Class	Expense reductions	Class	Expense reductions
Class A	$56,141	Class R4	$636
Class B	106	Class R6	147,768
Class C	24,462	Class 1	6,878
Class I	462,061	Class NAV	85,131
Class R2	3,304	Total	$786,487

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended March 31, 2019 were equivalent to a net annual effective rate of 0.80% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended March 31, 2019 amounted to an annual rate of 0.02% of the fund's average daily net assets.

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       31

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class B, Class C, Class R2, Class R4 and Class 1 shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R2 and Class R4 shares, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:

Class	Rule 12b-1 fee	Service fee	Class	Rule 12b-1 fee	Service fee
Class A	0.30%	—	Class R2	0.25%	0.25%
Class B	1.00%	—	Class R4	0.25%	0.10%
Class C	1.00%	—	Class 1	0.05%	—

The fund's Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on July 31, 2020, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $7,979 for Class R4 shares for the year ended March 31, 2019.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $321,125 for the year ended March 31, 2019. Of this amount, $53,993 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $265,979 was paid as sales commissions to broker-dealers and $1,153 was paid as sales commissions to sales personnel of Signator Investors, Inc., which had been a broker-dealer affiliate of the Advisor through November 2, 2018.

Class A, Class B and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended March 31, 2019, CDSCs received by the Distributor amounted to $20,011, $135 and $73,876 for Class A, Class B and Class C shares, respectively.

Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended March 31, 2019 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$2,104,942	$770,224
Class B	13,216	1,448

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       32

Class	Distribution and service fees	Transfer agent fees
Class C	$3,059,851	$336,067
Class I	—	7,273,293
Class R2	203,857	5,510
Class R4	27,883	1,056
Class R6	—	246,018
Class 1	43,024	—
Total	$5,452,773	$8,633,616

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. Interest expense is included in Other expenses on the Statement of operations. The fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or lender	Weighted average loan balance	Days outstanding	Weighted average interest rate	Interest Expense
Borrower	$10,479,285	11	2.126%	$6,808

Note 5 — Fund share transactions

Transactions in fund shares for the year ended March 31, 2019, for the period ended March 31, 2018 and for the year ended February 28, 2018 were as follows:

		Year ended 3-31-19		Period ended 3-31-18[1]		Year ended 2-28-18
	Shares	Amount	Shares	Amount	Shares	Amount
Class A shares
Sold	3,934,860	$107,881,677	1,369,375	$39,331,187	16,827,952	$435,490,087
Distributions reinvested	588,267	14,212,523	—	—	59,193	1,614,645
Repurchased	(10,780,632)	(288,739,157)	(616,943)	(17,750,693)	(8,333,545)	(215,492,018)
Net increase (decrease)	(6,257,505)	$(166,644,957)	752,432	$21,580,494	8,553,600	$221,612,714
Class B shares
Sold	1,025	$27,679	1,430	$40,577	23,039	$598,399
Distributions reinvested	735	17,482	—	—	—	—
Repurchased	(27,519)	(722,736)	(2,470)	(70,580)	(29,951)	(766,342)
Net decrease	(25,759)	$(677,575)	(1,040)	$(30,003)	(6,912)	$(167,943)

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       33

		Year ended 3-31-19		Period ended 3-31-18[1]		Year ended 2-28-18
	Shares	Amount	Shares	Amount	Shares	Amount
Class C shares
Sold	924,629	$24,604,117	631,118	$17,797,977	6,925,342	$179,456,288
Distributions reinvested	197,102	4,679,208	—	—	—	—
Repurchased	(3,565,527)	(92,001,072)	(121,827)	(3,433,949)	(1,766,592)	(44,720,499)
Net increase (decrease)	(2,443,796)	$(62,717,747)	509,291	$14,364,028	5,158,750	$134,735,789
Class I shares
Sold	95,608,369	$2,596,657,426	12,147,309	$349,823,313	147,491,547	$3,830,388,336
Distributions reinvested	5,206,727	125,950,713	—	—	688,414	18,793,707
Repurchased	(90,103,831)	(2,356,584,416)	(5,561,623)	(161,104,653)	(67,338,886)	(1,796,486,369)
Net increase	10,711,265	$366,023,723	6,585,686	$188,718,660	80,841,075	$2,052,695,674
Class R2 shares
Sold	441,295	$11,837,910	251,550	$7,258,324	966,184	$26,281,352
Distributions reinvested	33,567	812,332	—	—	609	16,628
Repurchased	(370,850)	(10,005,761)	(49,793)	(1,422,538)	(227,564)	(5,989,130)
Net increase	104,012	$2,644,481	201,757	$5,835,786	739,229	$20,308,850
Class R4 shares
Sold	69,035	$1,861,755	3,850	$110,237	233,097	$5,973,541
Distributions reinvested	7,905	191,219	—	—	919	25,088
Repurchased	(74,859)	(2,008,808)	(10,385)	(301,353)	(154,003)	(3,958,215)
Net increase (decrease)	2,081	$44,166	(6,535)	$(191,116)	80,013	$2,040,414
Class R6 shares
Sold	17,610,134	$484,165,158	3,650,068	$104,895,931	61,414,212	$1,676,296,468
Distributions reinvested	2,047,381	49,546,630	—	—	294,022	8,032,680
Repurchased	(14,078,112)	(373,109,601)	(593,470)	(17,082,438)	(2,835,726)	(79,251,533)
Net increase	5,579,403	$160,602,187	3,056,598	$87,813,493	58,872,508	$1,605,077,615

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       34

		Year ended 3-31-19		Period ended 3-31-18[1]		Year ended 2-28-18
	Shares	Amount	Shares	Amount	Shares	Amount
Class 1 shares
Sold	394,196	$10,902,977	91,868	$2,655,806	1,143,563	$30,003,926
Distributions reinvested	88,589	2,141,203	—	—	16,066	438,430
Repurchased	(833,044)	(22,291,454)	(9,903)	(279,084)	(269,432)	(6,916,625)
Net increase (decrease)	(350,259)	$(9,247,274)	81,965	$2,376,722	890,197	$23,525,731
Class NAV shares
Sold	1,905,823	$49,201,008	28,046	$807,458	10,273,748	$264,034,315
Distributions reinvested	1,182,714	28,574,370	—	—	249,616	6,809,529
Repurchased	(4,532,900)	(122,183,627)	(688,191)	(20,022,384)	(9,896,358)	(256,155,809)
Net increase (decrease)	(1,444,363)	$(44,408,249)	(660,145)	$(19,214,926)	627,006	$14,688,035
Total net increase	5,875,079	$245,618,755	10,520,009	$301,253,138	155,755,466	$4,074,516,879

1 For the one-month period ended 3-31-18. The fund changed its fiscal year end from February 28 to March 31.

Affiliates of the fund owned 100% and 90% of shares of Class 1 and Class NAV, respectively, on March 31, 2019. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $9,760,720,295 and $9,533,036,986, respectively, for the year ended March 31, 2019.

Note 7 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At March 31, 2019, funds within the John Hancock group of funds complex held 9.8% of the fund's net assets. At March 31, 2019, there were no affiliated funds with an ownership of 5% or more of the fund's net assets.

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       35

Note 8 — Investment in affiliated underlying funds

The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund's purchases and sales of the affiliated underlying funds as well as income and capital gains earned, if any, during the period is as follows:

					Dividends and distributions
Fund	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gain distributions received	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Ending value
John Hancock Collateral Trust*	3,554,324	252,326,462	(252,352,145)	3,528,641	—	—	$60,265	$4,575	$35,310,762
*Refer to the Securities lending note within Note 2 for details regarding this investment.

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       36

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of John Hancock Funds III and Shareholders of John Hancock International Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the Fund's investments, of John Hancock International Growth Fund (one of the funds constituting John Hancock Funds III, referred to hereafter as the "Fund") as of March 31, 2019, the related statement of operations for the year ended March 31, 2019, the statements of changes in net assets for the year ended March 31, 2019, for the period from March 1, 2018 to March 31, 2018 and for the year ended February 28, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2019, the results of its operations for the year then ended, the changes in its net assets for the year ended March 31, 2019, for the period from March 1, 2018 to March 31, 2018 and for the year ended February 28, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

May 16, 2019

We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       37

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended March 31, 2019.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Income derived from foreign sources was $165,877,784. The fund intends to pass through foreign tax credits of $13,247,881.

The fund paid $176,030,911 in long term capital gain dividends.

Eligible shareholders will be mailed a 2019 Form 1099-DIV in early 2020. This will reflect the tax character of all distributions paid in calendar year 2019.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       38

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	215
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.

Charles L. Bardelis,[2] Born: 1941	2012	215
Trustee Director, Island Commuter Corp. (marine transport). Trustee of various trusts within the John Hancock Fund Complex (since 1988).

James R. Boyle, Born: 1959	2015	215
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee of various trusts within the John Hancock Fund Complex (2005-2014 and since 2015).

Peter S. Burgess,[2] Born: 1942	2012	215
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).

William H. Cunningham, Born: 1944	2006	215
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee of various trusts within the John Hancock Fund Complex (since 1986).

Grace K. Fey, Born: 1946	2012	215
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       39

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2012	215
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Board Member, Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Deborah C. Jackson, Born: 1952	2008	215
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

James M. Oates, Born: 1946	2012	215

Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2004) and Chairperson of the Board (2005-2016) of various trusts within the John Hancock Fund Complex.

Steven R. Pruchansky, Born: 1944	2006	215
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011-2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.

Gregory A. Russo, Born: 1949	2008	215
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       40

Non-Independent Trustees3

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	215
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).

Marianne Harrison, Born: 1963	2018	215
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013-2017); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (since 2017); Member, Board of Directors, Manulife Assurance Canada (since 2015); Board Member, St. Mary's General Hospital Foundation (since 2014); Member, Board of Directors, Manulife Bank of Canada (since 2013); Member, Standing Committee of the Canadian Life & Health Assurance Association (since 2013); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012-2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
Francis V. Knox, Jr., Born: 1947	2006
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, various trusts within the John Hancock Fund Complex, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       41

Principal officers who are not Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
Christopher (Kit) Sechler, Born: 1973	2018
Chief Legal Officer and Secretary
Vice President and Deputy Chief Counsel, John Hancock Investments (since 2015); Assistant Vice President and Senior Counsel (2009-2015), John Hancock Investments; Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2018); Assistant Secretary of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2009).

The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       42

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†#
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo

Officers

Andrew G. Arnott
President

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Christopher (Kit) Sechler**
Secretary and Chief Legal Officer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Wellington Management Company LLP

Portfolio Manager

John A. Boselli, CFA

Principal distributor

John Hancock Funds, LLC

Custodian

Citibank. N.A.

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

* Member of the Audit Committee
† Non-Independent Trustee
#Effective 6-19-18

**Effective 9-13-18

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

All of the fund's holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund's Form N-PORT filings are available on our website and the SEC's website, sec.gov.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK INTERNATIONAL GROWTH FUND       43

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Financial Industries

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Regional Bank

Small Cap Core

Small Cap Growth

Small Cap Value

U.S. Global Leaders Growth

U.S. Quality Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Global Thematic Opportunities

Greater China Opportunities

International Dynamic Growth

International Growth

International Small Company

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Disciplined Alternative Yield

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Infrastructure

Seaport Long/Short

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Balanced

Income Allocation

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Emerging Markets ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Media and
Communications ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investment Management

A trusted brand

John Hancock Investment Management is a premier asset manager representing one of America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC
200 Berkeley Street ■ Boston, MA 02116-5010 ■ 800-225-5291 ■ jhinvestments.com

This report is for the information of the shareholders of John Hancock International Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

MF802058	87A 3/19 5/19

John Hancock

U.S. Quality Growth Fund

Formerly John Hancock Strategic Growth Fund

Annual report 3/31/19

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you do not need to take any action. You may elect to receive shareholder reports and other communications electronically by calling John Hancock Investment Management at 800-225-5291 (Class A and Class C shares) or 888-972-8696 (Class I, Class R2, Class R4, Class R6 and Class NAV) or by contacting your financial intermediary.

You may elect to receive all reports in paper, free of charge, at any time. You can inform John Hancock Investment Management or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions listed above. Your election to receive reports in paper will apply to all funds held with John Hancock Investment Management or your financial intermediary.

A message to shareholders

Dear shareholder,

Market volatility was the big story in the latter half of 2018, as stocks sank in the fourth quarter, hurt by fears of slowing economic growth, mounting trade tensions between the United States and China, and a pullback in oil prices. Many of those fears were quelled in the beginning of 2019, as favorable earnings reports, progress with the China trade dispute, and signals from the U.S. Federal Reserve that interest-rate hikes were on hold sparked a market rebound.

Despite the positive economic news that has garnered headlines lately, we at John Hancock Investment Management believe that the bull market—which just celebrated its 10th anniversary on March 9—appears to be in the later innings. Whether or not these gains are sustained, it's clear we're in a late-cycle market.

Your best resource in unpredictable and volatile markets is your financial advisor, who can help position your portfolio so that it's sufficiently diversified to meet your long-term objectives and to withstand the inevitable turbulence along the way.

On behalf of everyone at John Hancock Investment Management, I'd like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. It is not possible to invest directly in an index. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
U.S. Quality Growth Fund

2	Your fund at a glance
4	Discussion of fund performance
6	A look at performance
8	Your expenses
10	Fund's investments
13	Financial statements
16	Financial highlights
23	Notes to financial statements
33	Report of independent registered public accounting firm
34	Tax information
35	Trustees and Officers
39	More information

ANNUAL REPORT   |   JOHN HANCOCK U.S. QUALITY GROWTH FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 3/31/19 (%)

The Russell 1000 Growth Index is an unmanaged index that measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since-inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK U.S. QUALITY GROWTH FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Fund underperformed its benchmark index

The fund modestly trailed its benchmark, the Russell 1000 Growth Index, for the period.

Drivers of relative performance

Stock picking in the consumer discretionary sector was a negative performance factor, while security selection in information technology added value.

Sector allocation hampered results

A slight overweight in the lagging industrials sector hampered results.

SECTOR COMPOSITION AS OF 3/31/19 (%)

A note about risks

The fund may be subject to various risks as described in the fund's prospectus. For more information, please refer to the "Principal risks" section of the prospectus.

ANNUAL REPORT   |   JOHN HANCOCK U.S. QUALITY GROWTH FUND       3

Discussion of fund performance

Note: Effective September 28, 2018, Wellington Management Company LLP replaced John Hancock Asset Management as the subadvisor for the fund. This interview was conducted with the new management team at Wellington; however, the report covers the full period. Effective November 12, 2018, the fund's name was changed from John Hancock Strategic Growth Fund to John Hancock U.S. Quality Growth Fund.

How did the fund perform during the 12 months ended March 31, 2019?

For the full period, the fund's Class A shares gained 12.22%, excluding sales charges, which underperformed the 12.75% return for its benchmark, the Russell 1000 Growth Index. Sector allocation largely drove the fund's relative result. Stock picking was strongest in information technology and healthcare, with the favorable impact offset by weak selection in consumer discretionary. In terms of sector allocation, a slight overweight in the lagging industrials sector further detracted.

Which stocks detracted?

A top detractor was Humana, Inc., a managed-care company primarily focused on the Medicare Advantage market. Humana's shares sold off as investors became more concerned about the potential negative financial impact of Medicare for All, a proposal that has been widely discussed in the run-up of the 2020 presidential election. As of period end, however, we believe the sell-off is an overreaction, as the

TOP 10 HOLDINGS AS OF 3/31/19 (%)

Microsoft Corp.	7.2
Amazon.com, Inc.	6.4
Alphabet, Inc., Class A	6.2
Facebook, Inc., Class A	4.3
Visa, Inc., Class A	3.2
Mastercard, Inc., Class A	2.8
UnitedHealth Group, Inc.	2.7
The Home Depot, Inc.	2.7
The Boeing Company	2.6
Adobe, Inc.	2.0
TOTAL	40.1
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK U.S. QUALITY GROWTH FUND       4

company's business fundamentals remain robust. Other relative detractors included Polaris Industries, Inc., a maker of snowmobiles and all-terrain vehicles, and trucking company Knight-Swift Transportation Holdings Inc.

Which equity positions contributed the most?

The fund benefited from a position in digital-payments company PayPal, Inc. PayPal has been benefiting from secular tailwinds, as e-commerce continues to grow as a percentage of retail sales. PayPal has also been partnering with major financial institutions and other technology platforms to become the dominant provider for online-commerce payments. According to our analysis, PayPal ranks highly in our investment process for its revenue growth with good valuation upside, better-than-average quality and good capital return to shareholders. In health care, the fund further benefited from an out-of-benchmark position in health insurer Anthem.

How were you positioning the fund as of the end of the period?

On a sector basis, the fund is overweight in information technology, as we believe companies in this category provide the best combination of growth and valuation upside in our stock-ranking process. The fund remained underweighted in consumer staples, where we saw less-attractive valuation upside. We have moved to equal weights in our investment model's quality, growth, valuation upside, and capital return factors. This has meant increased focus on cyclical companies that we believe offer higher growth potential and some sales of higher-quality, dividend-paying companies.

MANAGED BY

John A. Boselli, CFA On the fund since 2018 Investing since 1996

The views expressed in this report are exclusively those of John A. Boselli, CFA, Wellington Management Company LLP, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK U.S. QUALITY GROWTH FUND       5

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  MARCH 31, 2019

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	Since inception[1]	5-year	Since inception[1]
Class A	6.61	10.93	14.64	67.94	170.51
Class C2	10.54	11.30	14.91	70.83	175.17
Class I3	12.55	12.39	15.81	79.29	191.29
Class R2[2,3]	12.13	11.97	15.39	76.02	183.53
Class R4[2,3]	12.36	12.18	15.53	77.68	186.20
Class R6[2,3]	12.68	12.43	15.71	79.61	189.31
Class NAV[3]	12.69	12.56	15.99	80.65	194.47
Index†	12.75	13.50	16.49	88.34	203.90

Performance figures assume all distributions are reinvested. Figures reflect the maximum sales charge on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until June 30, 2020 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class R2	Class R4	Class R6	Class NAV
Gross (%)	1.02	1.77	0.76	1.17	1.02	0.67	0.66
Net (%)	1.01	1.76	0.75	1.16	0.91	0.66	0.65

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the Russell 1000 Growth Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK U.S. QUALITY GROWTH FUND       6

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock U.S. Quality Growth Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Russell 1000 Growth Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C2,4	12-20-11	27,517	27,517	30,390
Class I3	12-20-11	29,129	29,129	30,390
Class R2[2,3]	12-20-11	28,353	28,353	30,390
Class R4[2,3]	12-20-11	28,620	28,620	30,390
Class R6[2,3]	12-20-11	28,931	28,931	30,390
Class NAV[3]	12-20-11	29,447	29,447	30,390

The Russell 1000 Growth Index is an unmanaged index that measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	From 12-20-11.
2	Class C shares were first offered on 8-28-14; Class R2, Class R4, and Class R6 shares were first offered on 3-27-15. Returns prior to these dates are those of Class A shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
3	For certain types of investors, as described in the fund's prospectuses.
4	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK U.S. QUALITY GROWTH FUND       7

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on October 1, 2018, with the same investment held until March 31, 2019.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at March 31, 2019, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on October 1, 2018, with the same investment held until March 31, 2019. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
8	JOHN HANCOCK U.S. QUALITY GROWTH FUND | ANNUAL REPORT

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 10-1-2018	Ending value on 3-31-2019	Expenses paid during period ended 3-31-2019[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$ 994.10	$5.22	1.05%
	Hypothetical example	1,000.00	1,019.70	5.29	1.05%
Class C	Actual expenses/actual returns	1,000.00	990.00	8.93	1.80%
	Hypothetical example	1,000.00	1,016.00	9.05	1.80%
Class I	Actual expenses/actual returns	1,000.00	995.10	4.08	0.82%
	Hypothetical example	1,000.00	1,020.80	4.13	0.82%
Class R2	Actual expenses/actual returns	1,000.00	993.50	5.96	1.20%
	Hypothetical example	1,000.00	1,018.90	6.04	1.20%
Class R4	Actual expenses/actual returns	1,000.00	994.20	4.72	0.95%
	Hypothetical example	1,000.00	1,020.20	4.78	0.95%
Class R6	Actual expenses/actual returns	1,000.00	996.00	3.48	0.70%
	Hypothetical example	1,000.00	1,021.40	3.53	0.70%
Class NAV	Actual expenses/actual returns	1,000.00	996.20	3.33	0.67%
	Hypothetical example	1,000.00	1,021.60	3.38	0.67%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
ANNUAL REPORT | JOHN HANCOCK U.S. QUALITY GROWTH FUND	9

Fund’s investments
AS OF 3-31-19
	Shares	Value
Common stocks 99.2%		$543,955,441
(Cost $453,578,487)
Communication services 11.5%		63,328,076
Interactive media and services 10.5%
Alphabet, Inc., Class A (A)	28,962	34,085,088
Facebook, Inc., Class A (A)	142,017	23,672,814
Media 1.0%
Comcast Corp., Class A	139,324	5,570,174
Consumer discretionary 16.2%		88,803,952
Hotels, restaurants and leisure 1.1%
Domino's Pizza, Inc.	23,368	6,031,281
Internet and direct marketing retail 8.0%
Amazon.com, Inc. (A)	19,643	34,979,272
Booking Holdings, Inc. (A)	4,950	8,637,305
Specialty retail 5.3%
Ross Stores, Inc.	70,379	6,552,285
The Home Depot, Inc.	76,043	14,591,891
The TJX Companies, Inc.	153,469	8,166,085
Textiles, apparel and luxury goods 1.8%
NIKE, Inc., Class B	116,920	9,845,833
Consumer staples 1.2%		6,719,728
Food and staples retailing 1.2%
Sysco Corp.	100,655	6,719,728
Financials 6.5%		35,602,604
Capital markets 3.8%
Intercontinental Exchange, Inc.	83,608	6,365,913
S&P Global, Inc.	39,695	8,357,782
TD Ameritrade Holding Corp.	125,363	6,266,896
Consumer finance 1.4%
American Express Company	69,167	7,559,953
Insurance 1.3%
The Progressive Corp.	97,823	7,052,060
Health care 14.5%		79,756,220
Health care equipment and supplies 4.6%
Abbott Laboratories	78,440	6,270,494
Baxter International, Inc.	74,343	6,044,829
Edwards Lifesciences Corp. (A)	39,943	7,642,294
Medtronic PLC	60,223	5,485,111
10	JOHN HANCOCK U.S. QUALITY GROWTH FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Health care (continued)
Health care providers and services 6.1%
Anthem, Inc.	18,193	$5,221,027
Humana, Inc.	25,006	6,651,596
UnitedHealth Group, Inc.	60,968	15,074,948
WellCare Health Plans, Inc. (A)	24,626	6,642,864
Life sciences tools and services 2.2%
Agilent Technologies, Inc.	75,508	6,069,333
Thermo Fisher Scientific, Inc.	22,246	6,089,175
Pharmaceuticals 1.6%
Eli Lilly & Company	66,003	8,564,549
Industrials 10.6%		57,902,024
Aerospace and defense 5.3%
Harris Corp.	39,958	6,381,692
Lockheed Martin Corp.	26,825	8,051,792
The Boeing Company	37,705	14,381,441
Professional services 2.2%
IHS Markit, Ltd. (A)	105,473	5,735,622
TransUnion	95,515	6,384,223
Road and rail 3.1%
Norfolk Southern Corp.	32,657	6,103,267
Union Pacific Corp.	64,976	10,863,987
Information technology 37.0%		202,596,388
Communications equipment 1.1%
Cisco Systems, Inc.	106,327	5,740,595
Electronic equipment, instruments and components 1.3%
CDW Corp.	73,627	7,095,434
IT services 18.0%
Accenture PLC, Class A	61,194	10,771,368
Automatic Data Processing, Inc.	55,982	8,942,565
EPAM Systems, Inc. (A)	37,679	6,372,649
Ex-Sigma LLC (A)(B)(C)	510	574,898
FleetCor Technologies, Inc. (A)	30,875	7,613,466
Global Payments, Inc.	57,860	7,899,047
Mastercard, Inc., Class A	64,440	15,172,398
PayPal Holdings, Inc. (A)	102,889	10,683,994
Total System Services, Inc.	68,748	6,531,747
VeriSign, Inc. (A)	36,097	6,553,771
Visa, Inc., Class A	112,161	17,518,427
Semiconductors and semiconductor equipment 1.5%
KLA-Tencor Corp.	70,725	8,445,272
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK U.S. QUALITY GROWTH FUND	11

	Shares	Value
Information technology (continued)
Software 13.9%
Adobe, Inc. (A)	41,949	$11,178,989
Fortinet, Inc. (A)	67,190	5,641,944
Intuit, Inc.	36,535	9,550,614
Microsoft Corp.	336,677	39,707,686
salesforce.com, Inc. (A)	63,202	10,009,301
Technology hardware, storage and peripherals 1.2%
NetApp, Inc.	95,071	6,592,223
Real estate 1.7%		9,246,449
Equity real estate investment trusts 1.7%
American Tower Corp.	46,922	9,246,449

	Yield (%)	Shares	Value
Short-term investments 0.5%			$2,655,180
(Cost $2,655,180)
Money market funds 0.5%			2,655,180
State Street Institutional U.S. Government Money Market Fund, Premier Class	2.3851(D)	2,655,180	2,655,180

Total investments (Cost $456,233,667) 99.7%	$546,610,621
Other assets and liabilities, net 0.3%	1,587,881
Total net assets 100.0%	$548,198,502

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	Direct placement securities are restricted as to resale, and the fund has limited rights to registration under the Securities Act of 1933. For more information on this security refer to the Notes to financial statements.
(C)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(D)	The rate shown is the annualized seven-day yield as of 3-31-19.
At 3-31-19, the aggregate cost of investments for federal income tax purposes was $457,572,743. Net unrealized appreciation aggregated to $89,037,878, of which $98,912,421 related to gross unrealized appreciation and $9,874,543 related to gross unrealized depreciation.
12	JOHN HANCOCK U.S. QUALITY GROWTH FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 3-31-19

Assets
Unaffiliated investments, at value (Cost $456,233,667)	$546,610,621
Dividends and interest receivable	149,543
Receivable for fund shares sold	1,661,608
Receivable for securities lending income	67,205
Other assets	120,177
Total assets	548,609,154
Liabilities
Payable for fund shares repurchased	116,865
Payable to affiliates
Accounting and legal services fees	29,778
Transfer agent fees	51,005
Distribution and service fees	506
Trustees' fees	75
Other liabilities and accrued expenses	212,423
Total liabilities	410,652
Net assets	$548,198,502
Net assets consist of
Paid-in capital	$461,692,917
Total distributable earnings (loss)	86,505,585
Net assets	$548,198,502

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($404,324,762 ÷ 24,907,817 shares)[1]	$16.23
Class C ($11,671,577 ÷ 734,861 shares)[1]	$15.88
Class I ($115,325,650 ÷ 7,049,224 shares)	$16.36
Class R2 ($930,054 ÷ 56,721 shares)	$16.40
Class R4 ($823,642 ÷ 50,242 shares)	$16.39
Class R6 ($15,073,221 ÷ 919,763 shares)	$16.39
Class NAV ($49,596 ÷ 3,028 shares)	$16.38
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$17.08

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK U.S. Quality Growth Fund	13

STATEMENT OF OPERATIONS For the year ended  3-31-19

Investment income
Dividends	$10,585,775
Interest	581,207
Securities lending	118,471
Total investment income	11,285,453
Expenses
Investment management fees	7,843,422
Distribution and service fees	1,097,320
Accounting and legal services fees	177,625
Transfer agent fees	508,914
Trustees' fees	22,975
Custodian fees	141,603
State registration fees	117,977
Printing and postage	107,245
Professional fees	219,868
Other	57,911
Total expenses	10,294,860
Less expense reductions	(97,626)
Net expenses	10,197,234
Net investment income	1,088,219
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	281,745,834
Affiliated investments	9,839
Futures contracts	(4,319,716)
Redemptions in kind	445,650,527
723,086,484
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	(485,934,293)
Affiliated investments	1,811
(485,932,482)
Net realized and unrealized gain	237,154,002
Increase in net assets from operations	$238,242,221

14	JOHN HANCOCK U.S. Quality Growth Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 3-31-19	Year ended 3-31-18
Increase (decrease) in net assets
From operations
Net investment income	$1,088,219	$6,154,329
Net realized gain	723,086,484	319,093,606
Change in net unrealized appreciation (depreciation)	(485,932,482)	69,918,355
Increase in net assets resulting from operations	238,242,221	395,166,290
Distributions to shareholders
From net investment income and net realized gain
Class A	(83,061,817)	—
Class C	(1,692,850)	—
Class I	(5,130,366)	—
Class R2	(174,632)	—
Class R4	(156,581)	—
Class R6	(1,983,279)	—
Class NAV	(267,256,660)	—
From net investment income
Class A	—	(639,234)
Class I	—	(59,195)
Class R2	—	(575)
Class R4	—	(828)
Class R6	—	(41,600)
Class NAV	—	(7,398,368)
From net realized gain
Class A	—	(48,412,616)
Class C	—	(2,323,098)
Class I	—	(1,898,081)
Class R2	—	(98,002)
Class R4	—	(33,305)
Class R6	—	(1,091,224)
Class NAV	—	(187,258,888)
Total distributions	(359,456,185)	(249,255,014)
From fund share transactions	(1,167,772,986)	(279,918,632)
Total decrease	(1,288,986,950)	(134,007,356)
Net assets
Beginning of year	1,837,185,452	1,971,192,808
End of year[1]	$548,198,502	$1,837,185,452

[1]	Net assets - End of year includes undistributed net investment income of $0 at March 31, 2018. The SEC eliminated the requirement to disclose undistributed net investment income in the current reporting period.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK U.S. Quality Growth Fund	15

Financial highlights
CLASS A SHARES Period ended	3-31-19	3-31-18	3-31-17	3-31-16	3-31-15
Per share operating performance
Net asset value, beginning of period	$17.94	$16.89	$15.33	$16.44	$15.50
Net investment income (loss)[1]	(0.01)	0.01	0.04	0.03	0.03
Net realized and unrealized gain (loss) on investments	2.22	3.62	2.12	(0.24)	2.14
Total from investment operations	2.21	3.63	2.16	(0.21)	2.17
Less distributions
From net investment income	(0.03)	(0.03)	(0.04)	(0.05)	—
From net realized gain	(3.89)	(2.55)	(0.56)	(0.85)	(1.23)
Total distributions	(3.92)	(2.58)	(0.60)	(0.90)	(1.23)
Net asset value, end of period	$16.23	$17.94	$16.89	$15.33	$16.44
Total return (%)[2,3]	12.22	21.91	14.34	(1.45)	14.68
Ratios and supplemental data
Net assets, end of period (in millions)	$404	$379	$343	$18	$18
Ratios (as a percentage of average net assets):
Expenses before reductions	1.10	1.10	1.11	1.19	1.33
Expenses including reductions	1.09	1.09	1.10	1.18	1.30
Net investment income (loss)	(0.07)	0.03	0.27	0.20	0.16
Portfolio turnover (%)	88 [4]	83	94	90	109

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
[4]	Excludes in-kind transactions.
16	JOHN HANCOCK U.S. Quality Growth Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS C SHARES Period ended	3-31-19	3-31-18	3-31-17	3-31-16	3-31-15 [1]
Per share operating performance
Net asset value, beginning of period	$17.71	$16.80	$15.32	$16.51	$16.49
Net investment loss[2]	(0.14)	(0.13)	(0.08)	(0.09)	(0.04)
Net realized and unrealized gain (loss) on investments	2.20	3.59	2.12	(0.25)	1.29
Total from investment operations	2.06	3.46	2.04	(0.34)	1.25
Less distributions
From net realized gain	(3.89)	(2.55)	(0.56)	(0.85)	(1.23)
Net asset value, end of period	$15.88	$17.71	$16.80	$15.32	$16.51
Total return (%)[3,4]	11.44	20.95	13.53	(2.24)	8.20 [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$12	$18	$17	$1	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	1.85	1.85	1.86	2.50	7.03 [6]
Expenses including reductions	1.84	1.84	1.85	1.94	2.05 [6]
Net investment loss	(0.85)	(0.72)	(0.48)	(0.54)	(0.42) [6]
Portfolio turnover (%)	88 [7]	83	94	90	109 [8]

[1]	The inception date for Class C shares is 8-28-14.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Not annualized.
[6]	Annualized.
[7]	Excludes in-kind transactions.
[8]	Portfolio turnover is shown for the period from 4-1-14 to 3-31-15.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK U.S. Quality Growth Fund	17

CLASS I SHARES Period ended	3-31-19	3-31-18	3-31-17	3-31-16	3-31-15
Per share operating performance
Net asset value, beginning of period	$18.05	$16.98	$15.41	$16.53	$15.58
Net investment income[1]	0.04	0.06	0.08	0.08	0.10
Net realized and unrealized gain (loss) on investments	2.23	3.64	2.13	(0.24)	2.14
Total from investment operations	2.27	3.70	2.21	(0.16)	2.24
Less distributions
From net investment income	(0.07)	(0.08)	(0.08)	(0.11)	(0.06)
From net realized gain	(3.89)	(2.55)	(0.56)	(0.85)	(1.23)
Total distributions	(3.96)	(2.63)	(0.64)	(0.96)	(1.29)
Net asset value, end of period	$16.36	$18.05	$16.98	$15.41	$16.53
Total return (%)[2]	12.55	22.12	14.70	(1.17)	15.07
Ratios and supplemental data
Net assets, end of period (in millions)	$115	$20	$17	$10	$12
Ratios (as a percentage of average net assets):
Expenses before reductions	0.87	0.84	0.85	0.90	1.50
Expenses including reductions	0.86	0.83	0.84	0.88	0.94
Net investment income	0.25	0.31	0.47	0.50	0.62
Portfolio turnover (%)	88 [3]	83	94	90	109

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Excludes in-kind transactions.
18	JOHN HANCOCK U.S. Quality Growth Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R2 SHARES Period ended	3-31-19	3-31-18	3-31-17	3-31-16	3-31-15 [1]
Per share operating performance
Net asset value, beginning of period	$18.08	$17.02	$15.44	$16.55	$16.50
Net investment income (loss)[2]	(0.04)	(0.02)	0.03	0.01	— [3]
Net realized and unrealized gain (loss) on investments	2.25	3.64	2.14	(0.25)	0.05
Total from investment operations	2.21	3.62	2.17	(0.24)	0.05
Less distributions
From net investment income	— [3]	(0.01)	(0.03)	(0.02)	—
From net realized gain	(3.89)	(2.55)	(0.56)	(0.85)	—
Total distributions	(3.89)	(2.56)	(0.59)	(0.87)	—
Net asset value, end of period	$16.40	$18.08	$17.02	$15.44	$16.55
Total return (%)[4]	12.13	21.68	14.30	(1.63)	0.30 [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$1	$1	$— [6]	$— [6]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.25	1.22	1.18	4.73	15.09 [7]
Expenses including reductions	1.25	1.21	1.17	1.32	13.96 [7]
Net investment income (loss)	(0.22)	(0.11)	0.19	0.06	— [7,8]
Portfolio turnover (%)	88 [9]	83	94	90	109 [10]

[1]	The inception date for Class R2 shares is 3-27-15.
[2]	Based on average daily shares outstanding.
[3]	Less than $0.005 per share.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Not annualized.
[6]	Less than $500,000.
[7]	Annualized.
[8]	Less than 0.005%.
[9]	Excludes in-kind transactions.
[10]	Portfolio turnover is shown for the period from 4-1-14 to 3-31-15.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK U.S. Quality Growth Fund	19

CLASS R4 SHARES Period ended	3-31-19	3-31-18	3-31-17	3-31-16	3-31-15 [1]
Per share operating performance
Net asset value, beginning of period	$18.08	$17.01	$15.43	$16.55	$16.50
Net investment income[2]	0.01	0.03	0.07	0.04	— [3]
Net realized and unrealized gain (loss) on investments	2.24	3.65	2.14	(0.25)	0.05
Total from investment operations	2.25	3.68	2.21	(0.21)	0.05
Less distributions
From net investment income	(0.05)	(0.06)	(0.07)	(0.06)	—
From net realized gain	(3.89)	(2.55)	(0.56)	(0.85)	—
Total distributions	(3.94)	(2.61)	(0.63)	(0.91)	—
Net asset value, end of period	$16.39	$18.08	$17.01	$15.43	$16.55
Total return (%)[4]	12.36	22.05	14.60	(1.47)	0.30 [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$1	$— [6]	$— [6]	$— [6]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.10	1.06	1.02	4.73	15.09 [7]
Expenses including reductions	1.00	0.95	0.91	1.13	1.18 [7]
Net investment income	0.03	0.18	0.44	0.25	0.18 [7]
Portfolio turnover (%)	88 [8]	83	94	90	109 [9]

[1]	The inception date for Class R4 shares is 3-27-15.
[2]	Based on average daily shares outstanding.
[3]	Less than $0.005 per share.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Not annualized.
[6]	Less than $500,000.
[7]	Annualized.
[8]	Excludes in-kind transactions.
[9]	Portfolio turnover is shown for the period from 4-1-14 to 3-31-15.
20	JOHN HANCOCK U.S. Quality Growth Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R6 SHARES Period ended	3-31-19	3-31-18	3-31-17	3-31-16	3-31-15 [1]
Per share operating performance
Net asset value, beginning of period	$18.08	$17.01	$15.42	$16.55	$16.50
Net investment income[2]	0.05	0.05	0.09	0.10	— [3]
Net realized and unrealized gain (loss) on investments	2.24	3.67	2.16	(0.25)	0.05
Total from investment operations	2.29	3.72	2.25	(0.15)	0.05
Less distributions
From net investment income	(0.09)	(0.10)	(0.10)	(0.13)	—
From net realized gain	(3.89)	(2.55)	(0.56)	(0.85)	—
Total distributions	(3.98)	(2.65)	(0.66)	(0.98)	—
Net asset value, end of period	$16.39	$18.08	$17.01	$15.42	$16.55
Total return (%)[4]	12.68	22.26	14.87	(1.09)	0.30 [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$15	$9	$1	$— [6]	$— [6]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.75	0.75	0.75	4.75	15.91 [7]
Expenses including reductions	0.74	0.74	0.73	0.73	0.81 [7]
Net investment income	0.29	0.25	0.50	0.65	0.63 [7]
Portfolio turnover (%)	88 [8]	83	94	90	109 [9]

[1]	The inception date for Class R6 shares is 3-27-15.
[2]	Based on average daily shares outstanding.
[3]	Less than $0.005 per share.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Not annualized.
[6]	Less than $500,000.
[7]	Annualized.
[8]	Excludes in-kind transactions.
[9]	Portfolio turnover is shown for the period from 4-1-14 to 3-31-15.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK U.S. Quality Growth Fund	21

CLASS NAV SHARES Period ended	3-31-19	3-31-18	3-31-17	3-31-16	3-31-15
Per share operating performance
Net asset value, beginning of period	$18.07	$17.00	$15.42	$16.55	$15.58
Net investment income[1]	0.03	0.07	0.10	0.10	0.12
Net realized and unrealized gain (loss) on investments	2.26	3.65	2.14	(0.25)	2.17
Total from investment operations	2.29	3.72	2.24	(0.15)	2.29
Less distributions
From net investment income	(0.09)	(0.10)	(0.10)	(0.13)	(0.09)
From net realized gain	(3.89)	(2.55)	(0.56)	(0.85)	(1.23)
Total distributions	(3.98)	(2.65)	(0.66)	(0.98)	(1.32)
Net asset value, end of period	$16.38	$18.07	$17.00	$15.42	$16.55
Total return (%)[2]	12.69	22.30	14.81	(1.09)	15.43
Ratios and supplemental data
Net assets, end of period (in millions)	$— [3]	$1,410	$1,592	$1,666	$2,078
Ratios (as a percentage of average net assets):
Expenses before reductions	0.74	0.73	0.73	0.74	0.72
Expenses including reductions	0.73	0.73	0.73	0.74	0.72
Net investment income	0.18	0.40	0.61	0.64	0.72
Portfolio turnover (%)	88 [4]	83	94	90	109

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Less than $500,000.
[4]	Excludes in-kind transactions.
22	JOHN HANCOCK U.S. Quality Growth Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements

Note 1 — Organization

John Hancock U.S. Quality Growth Fund (formerly, John Hancock Strategic Growth Fund) (the fund) is a series of John Hancock Funds III (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2 and Class R4 shares are available only to certain retirement and 529 plans. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation (MFC), and certain 529 plans. Class C shares convert to Class A shares ten years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

On September 13, 2018, the Board of Trustees voted to recommend that shareholders approve the reorganization of John Hancock Funds II U.S. Growth Fund into the fund. Following approval by U.S. Growth Fund's shareholders on March 15, 2019, the reorganization occurred as of the close of business on April 12, 2019, which resulted in an increase in net assets of approximately $230 million.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end management investment companies are valued at their respective NAVs each business day.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market. Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be

ANNUAL REPORT   |   JOHN HANCOCK U.S. QUALITY GROWTH FUND       23

predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of March 31, 2019, by major security category or type:

	Total value at 3-31-19	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
Communication services	$63,328,076	$63,328,076	—	—
Consumer discretionary	88,803,952	88,803,952	—	—
Consumer staples	6,719,728	6,719,728	—	—
Financials	35,602,604	35,602,604	—	—
Health care	79,756,220	79,756,220	—	—
Industrials	57,902,024	57,902,024	—	—
Information technology	202,596,388	202,021,490	—	$574,898
Real estate	9,246,449	9,246,449	—	—
Short-term investments	2,655,180	2,655,180	—	—
Total investments in securities	$546,610,621	$546,035,723	—	$574,898

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in John Hancock Collateral Trust (JHCT), an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT invests in short-term money market

ANNUAL REPORT   |   JOHN HANCOCK U.S. QUALITY GROWTH FUND       24

investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations. As of March 31, 2019, there were no securities on loan.

Line of credit. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. For the year ended March 31, 2019, the fund had no borrowings under the line of credit. Commitment fees for the year ended March 31, 2019 were $5,006.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

ANNUAL REPORT   |   JOHN HANCOCK U.S. QUALITY GROWTH FUND       25

Net capital losses of $2,640,989 that are a result of security transactions occurring after October 31, 2018, are treated as occurring on April 1, 2019, the first day of the fund's next taxable year.

As of March 31, 2019, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

The tax character of distributions for the years ended March 31, 2019 and 2018 was as follows:

	March 31, 2019	March 31, 2018
Ordinary Income	$83,257,183	$101,174,268
Long term capital gains	276,199,002	148,080,746
Total	$359,456,185	$249,255,014

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of March 31, 2019, the components of distributable earnings on a tax basis consisted of $108,696 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals, redemption in kind, and treatment of a portion of the proceeds from redemptions as distributions for tax purposes.

Note 3 — Derivative instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Futures are traded on an exchange. Exchange-traded transactions generally present less counterparty risk to a fund than OTC transactions. The exchange stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member. Margin requirements for exchange-traded derivatives are set by the broker or applicable clearinghouse.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the

ANNUAL REPORT   |   JOHN HANCOCK U.S. QUALITY GROWTH FUND       26

futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable / payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

During the year ended March 31, 2019, the fund used futures contracts as a substitute for securities purchased. The fund held futures contracts with notional values ranging up to $431.4 million as measured at each quarter end. There were no open futures contracts as of March 31, 2019.

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended March 31, 2019:

Statement of operations location - net realized gain (loss) on:
Risk	Futures contracts
Equity	($4,319,716)

Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of MFC.

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.600% of the first $500 million of the fund's aggregate net assets; (b) 0.550% of the next $1.0 billion of the fund's aggregate net assets; and (c) 0.530% of the fund's aggregate net assets in excess of $1.5 billion. Aggregate net assets include the net assets of the fund and JHF II U.S. Growth Fund. The advisor has a subadvisory agreement with Wellington Management Company LLP. Prior to September 28, 2018, John Hancock Asset Management, a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor, served as the fund's subadvisor. The fund is not responsible for payment of the subadvisory fees.

ANNUAL REPORT   |   JOHN HANCOCK U.S. QUALITY GROWTH FUND       27

Prior to September 28, 2018, the fund had an investment management agreement with the Advisor under which the fund paid a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.725% of the first $500 million of the fund's average daily net assets; (b) 0.700% of the next $500 million of the fund's average daily net assets; (c) 0.675% of the next $500 million of the fund's average daily net assets; and (d) 0.650% of the fund's average daily net assets in excess of $1.5 billion.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended March 31, 2019, this waiver amounted to 0.01% of the fund's average net assets. This agreement expires on June 30, 2020, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

For the year ended March 31, 2019, these expense reductions amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$32,167	Class R4	$61
Class C	817	Class R6	823
Class I	3,656	Class NAV	59,277
Class R2	70	Total	$96,871

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of waiver and reimbursements as described above, incurred for the year ended March 31, 2019 were equivalent to a net annual effective rate of 0.66% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended March 31, 2019 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class C, Class R2 and Class R4 shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R2 and Class R4 shares, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Rule 12b-1 fee	Service fees	Class	Rule 12b-1 fee	Service fees
Class A	0.30%	—	Class R2	0.25%	0.25%
Class C	1.00%	—	Class R4	0.25%	0.10%

Currently only 0.25% is charged to Class A shares for Rule 12b-1 fees.

The fund's Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on July 31, 2020, unless renewed by mutual agreement of the fund and the Distributor

ANNUAL REPORT   |   JOHN HANCOCK U.S. QUALITY GROWTH FUND       28

based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $755 for Class R4 shares for the year ended March 31, 2019.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $227,012 for the year ended March 31,2019. Of this amount, $36,502 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $174,354 was paid as sales commissions to broker-dealers and $16,156 was paid as sales commissions to sales personnel of Signator Investors, Inc., which had been a broker-dealer affiliate of the Advisor through November 2, 2018.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended March 31,2019, CDSCs received by the Distributor amounted to $532 and $659 for Class A and Class C shares, respectively.

Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended March 31, 2019 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$989,246	$435,995
Class C	101,093	11,096
Class I	—	60,239
Class R2	4,329	115
Class R4	2,652	100
Class R6	—	1,369
Total	$1,097,320	$508,914

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds.

ANNUAL REPORT   |   JOHN HANCOCK U.S. QUALITY GROWTH FUND       29

At period end, no interfund loans were outstanding. The fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or lender	Weighted average loan balance	Days outstanding	Weighted average interest rate	Interest income
Lender	$1,853,364	5	2.170%	$559

Note 6 — Fund share transactions

Transactions in fund shares for the years ended March 31, 2019 and 2018 were as follows:

		Year ended 3-31-19		Year ended 3-31-18
	Shares	Amount	Shares	Amount
Class A shares
Sold	2,190,898	$37,187,427	1,039,343	$19,029,957
Distributions reinvested	4,951,957	80,912,745	2,710,777	47,547,047
Repurchased	(3,373,280)	(55,260,901)	(2,937,346)	(53,736,643)
Net increase	3,769,575	$62,839,271	812,774	$12,840,361
Class C shares
Sold	374,821	$5,572,801	50,898	$915,997
Distributions reinvested	91,024	1,459,117	122,678	2,129,676
Repurchased	(724,672)	(13,006,185)	(173,793)	(3,143,990)
Net decrease	(258,827)	$(5,974,267)	(217)	$(98,317)
Class I shares
Sold	6,662,479	$101,675,911	673,531	$12,351,454
Distributions reinvested	308,435	5,047,263	107,940	1,904,068
Repurchased	(1,031,980)	(16,000,869)	(668,515)	(12,591,106)
Net increase	5,938,934	$90,722,305	112,956	$1,664,416
Class R2 shares
Sold	5,407	$89,857	3,784	$70,322
Distributions reinvested	10,401	171,599	5,477	96,893
Repurchased	(3,345)	(57,599)	(24,349)	(437,248)
Net increase (decrease)	12,463	$203,857	(15,088)	$(270,033)
Class R4 shares
Sold	4,965	$89,513	41,193	$764,704
Distributions reinvested	9,493	156,581	1,562	27,614
Repurchased	(5,284)	(96,119)	(16,615)	(326,060)
Net increase	9,174	$149,975	26,140	$466,258
Class R6 shares
Sold	502,744	$7,838,421	455,630	$8,785,087
Distributions reinvested	120,357	1,983,279	64,110	1,132,824
Repurchased	(212,973)	(3,444,592)	(67,149)	(1,256,900)
Net increase	410,128	$6,377,108	452,591	$8,661,011

ANNUAL REPORT   |   JOHN HANCOCK U.S. QUALITY GROWTH FUND       30

		Year ended 3-31-19		Year ended 3-31-18
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	441,456	$7,977,037	1,264,023	$22,615,331
Distributions reinvested	16,148,421	267,256,374	11,022,495	194,657,256
Repurchased	(94,579,725)	(1,597,324,646)	(27,937,248)	(520,454,915)
Net decrease	(77,989,848)	$(1,322,091,235)	(15,650,730)	$(303,182,328)
Total net decrease	(68,108,401)	$(1,167,772,986)	(14,261,574)	$(279,918,632)

Affiliates of the fund owned 100% of shares of Class NAV on March 31, 2019. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

On September 27, 2018, there was a redemption in kind from Class NAV of $996,040,781, which represented approximately 66% of the fund on that date. For purposes of US GAAP, this transaction was treated as a sale of securities and the resulting gains and losses were recognized based on the market value of the securities on the date of the transfer. For tax purposes, no gains or losses were recognized. Net realized gain resulting from such redemption in kind is shown on the Statement of operations.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments and redemptions in kind, amounted to $956,972,715 and $1,391,936,231, respectively, for the year ended March 31, 2019.

Note 8 — Investment in affiliated underlying funds

The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund's purchases and sales of the affiliated underlying funds as well as income and capital gains earned, if any, during the period is as follows:

					Dividends and distributions
Fund	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gain distributions received	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Ending value
John Hancock Collateral Trust*	1,207,975	28,997,145	(30,205,120)	—	—	—	$9,839	$1,811	—
*Refer to the Securities lending note within Note 2 for details regarding this investment.

Note 9 — Industry or sector risk

The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.

ANNUAL REPORT   |   JOHN HANCOCK U.S. QUALITY GROWTH FUND       31

Note 10 — Direct placement securities

The fund may hold private placement securities which are restricted as to resale and the fund has limited rights to registration under the Securities Act of 1933. The following table summarizes the direct placement securities held at March 31, 2019.

Issuer, description	Acquisition date	Acquisition cost	Beginning share amount	Ending share amount	Value as a percentage of fund's net assets	Value as of 3-31-19
Ex-Sigma LLC	10-31-14	$4,726,919	510	510	0.10%	$574,898

ANNUAL REPORT   |   JOHN HANCOCK U.S. QUALITY GROWTH FUND       32

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of John Hancock Funds III and Shareholders of John Hancock U.S. Quality Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the Fund's investments, of John Hancock U.S. Quality Growth Fund (one of the funds constituting John Hancock Funds III, referred to hereafter as the "Fund") as of March 31, 2019, the related statement of operations for the year ended March 31, 2019, the statements of changes in net assets for each of the two years in the period ended March 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

May 16, 2019

We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.

ANNUAL REPORT   |   JOHN HANCOCK U.S. QUALITY GROWTH FUND       33

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended March 31, 2019.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The fund paid $327,053,658 in long term capital gain dividends.

Eligible shareholders will be mailed a 2019 Form 1099-DIV in early 2020. This will reflect the tax character of all distributions paid in calendar year 2019.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

ANNUAL REPORT   |   JOHN HANCOCK U.S. QUALITY GROWTH FUND       34

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	215
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.

Charles L. Bardelis,[2] Born: 1941	2012	215
Trustee Director, Island Commuter Corp. (marine transport). Trustee of various trusts within the John Hancock Fund Complex (since 1988).

James R. Boyle, Born: 1959	2015	215
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee of various trusts within the John Hancock Fund Complex (2005-2014 and since 2015).

Peter S. Burgess,[2] Born: 1942	2012	215
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).

William H. Cunningham, Born: 1944	2006	215
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee of various trusts within the John Hancock Fund Complex (since 1986).

Grace K. Fey, Born: 1946	2012	215
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK U.S. QUALITY GROWTH FUND       35

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2012	215
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Board Member, Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Deborah C. Jackson, Born: 1952	2008	215
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

James M. Oates, Born: 1946	2012	215

Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2004) and Chairperson of the Board (2005-2016) of various trusts within the John Hancock Fund Complex.

Steven R. Pruchansky, Born: 1944	2006	215
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011-2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.

Gregory A. Russo, Born: 1949	2008	215
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK U.S. QUALITY GROWTH FUND       36

Non-Independent Trustees3

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	215
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).

Marianne Harrison, Born: 1963	2018	215
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013-2017); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (since 2017); Member, Board of Directors, Manulife Assurance Canada (since 2015); Board Member, St. Mary's General Hospital Foundation (since 2014); Member, Board of Directors, Manulife Bank of Canada (since 2013); Member, Standing Committee of the Canadian Life & Health Assurance Association (since 2013); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012-2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
Francis V. Knox, Jr., Born: 1947	2006
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, various trusts within the John Hancock Fund Complex, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).

ANNUAL REPORT   |   JOHN HANCOCK U.S. QUALITY GROWTH FUND       37

Principal officers who are not Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
Christopher (Kit) Sechler, Born: 1973	2018
Chief Legal Officer and Secretary
Vice President and Deputy Chief Counsel, John Hancock Investments (since 2015); Assistant Vice President and Senior Counsel (2009-2015), John Hancock Investments; Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2018); Assistant Secretary of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2009).

The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK U.S. QUALITY GROWTH FUND       38

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†#
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo

Officers

Andrew G. Arnott
President

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Christopher (Kit) Sechler**
Secretary and Chief Legal Officer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Wellington Management Company LLP

Portfolio Manager

John A. Boselli, CFA

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

* Member of the Audit Committee
† Non-Independent Trustee
#Effective 6-19-18

**Effective 9-13-18

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

All of the fund's holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund's Form N-PORT filings are available on our website and the SEC's website, sec.gov.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK U.S. QUALITY GROWTH FUND       39

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Financial Industries

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Regional Bank

Small Cap Core

Small Cap Growth

Small Cap Value

U.S. Global Leaders Growth

U.S. Quality Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Global Thematic Opportunities

Greater China Opportunities

International Dynamic Growth

International Growth

International Small Company

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Disciplined Alternative Yield

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Infrastructure

Seaport Long/Short

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Balanced

Income Allocation

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Emerging Markets ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Media and
Communications ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investment Management

A trusted brand

John Hancock Investment Management is a premier asset manager representing one of America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC
200 Berkeley Street ■ Boston, MA 02116-5010 ■ 800-225-5291 ■ jhinvestments.com

This report is for the information of the shareholders of John Hancock U.S. Quality Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

MF802064	393A 3/19 5/19

ITEM 2. CODE OF ETHICS.

As of the end of the year, March 31, 2019, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Covered Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Peter S. Burgess is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees
The aggregate fees billed for professional services rendered by the principal accountant for the audits of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements amounted to the following for the fiscal years ended March 31, 2019 and 2018. These fees were billed to the registrant and were approved by the registrant’s audit committee.

Fund	March 31, 2019	March 31, 2018
Disciplined Value Fund	$37,595	$37,595
Disciplined Value Mid Cap Fund	51,292	48,292
Global Shareholder Yield*	38,144	48,530
International Growth*	50,277	62,684
U.S. Quality Growth Fund
(formerly known as Strategic
Growth Fund)	38,812	41,312
Total	$216,120	$238,413

*	Year-end changed from February 28 to March 31 in 2018. March 31, 2018 amounts include fees for the year ended February 28, 2018 and for the one month ended March 31, 2018.

(b) Audit-Related Services
Audit-related fees for assurance and related services by the principal accountant are billed to the registrant or to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser ("control affiliates") that provides ongoing services to the registrant. The nature of the services provided was affiliated service provider internal controls reviews and merger related fees. Amounts billed to the registrant were as follows:

Fund	March 31, 2019	March 31, 2018
Disciplined Value Fund	$571	$540
Disciplined Value Mid Cap Fund	571	540
Global Shareholder Yield*	571	540
International Growth*	571	540
U.S. Quality Growth Fund	7,571	540
(formerly known as Strategic
Growth Fund)
Total	$9,855	$2,700

*	Year-end changed from February 28 to March 31 in 2018. March 31, 2018 amounts include fees for the year ended February 28, 2018 and for the one month ended March 31, 2018.

Amounts billed to control affiliates were $113,000 and $110,200 for the fiscal years ended March 31, 2019 and 2018, respectively.

(c) Tax Fees
The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning (“tax fees”) amounted to the following for the fiscal years ended March 31, 2019 and 2018. The nature of the services comprising the tax fees was the review of the registrant’s tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee.

Fund	March 31, 2019	March 31, 2018
Disciplined Value Fund	$3,725	$3,725
Disciplined Value Mid Cap Fund	3,725	3,725
Global Shareholder Yield*	3,725	3,725
International Growth*	4,275	4,275
U.S. Quality Growth Fund	9,225	3,725
(formerly known as Strategic
Growth Fund)
Total	$24,675	$19,175

*	Year-end changed from February 28 to March 31 in 2018. March 31, 2018 amounts include fees for the year ended February 28, 2018 and for the one month ended March 31, 2018.

(d) All Other Fees
The nature of the services comprising all other fees is advisory services provided to the investment manager. Other fees amounted to the following for the fiscal years ended March 31, 2019 and 2018:

Fund	March 31, 2018	March 31, 2018
Disciplined Value Fund	$102	$221
Disciplined Value Mid Cap Fund	102	221
Global Shareholder Yield*	102	1,036
International Growth*	102	1,036
U.S. Quality Growth Fund	102	221
(formerly known as Strategic
Growth Fund)
Total	$510	$2,735

*	Year-end changed from February 28 to March 31 in 2018. March 31, 2018 amounts include fees for the year ended February 28, 2018 and for the one month ended March 31, 2018.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per year/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per year/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:
There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to the registrant’s principal accountant for the fiscal year ended March 31, 2019, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and rendered to the registrant's control affiliates were $889,301 for the fiscal year ended March 31, 2019 and $7,692,718 for the fiscal year ended March 31, 2018.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Peter S. Burgess
Charles L. Bardelis
Theron S. Hoffman

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Not applicable.
(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter”.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.: Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics for Covered Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Funds III

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	May 16, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Arnott
Andrew Arnott President

Date:	May 16, 2019

By:	/s/ Charles A. Rizzo
Charles A. Rizzo Chief Financial Officer

Date:	May 16, 2019